UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AMN Healthcare Services, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Our Aspiration

We strive to be recognized as the most trusted, innovative, and influential force in helping healthcare organizations provide a quality patient care experience that is more human, more effective, and more achievable.

OUR MISSION

DELIVER	GIVE	CREATE
the best talent and insights to help healthcare organizations optimize their workforce	healthcare professionals opportunities to do their best work towards quality patient care	a values-based culture of innovation where our team members can achieve their goals

OUR PURPOSE

Helping to achieve personal and professional goals every day.

CORPORATE CULTURE FOCUSED ON CORE VALUES
We Value:
Respect, Passion, Continuous Improvement, Trust, Customer Focus, and Innovation

RESPECT	TRUST	CUSTOMER FOCUS
We value everyone’s unique contribution, and as such, we treat everyone with the highest level of personal and professional courtesy, consideration, and care.	Our relationships are honest, authentic, and open. We pride ourselves on the fact that we keep our commitments. Our word is our promise.	We put people first, whether the customer is internal or external. We strive to go above and beyond in what we bring to every professional relationship, not just meeting, but exceeding, expectations at every turn.

PASSION	CONTINUOUS IMPROVEMENT	INNOVATION
We love what we do – and it shows. Passion makes the difference between just doing something – and doing it well. It’s the fire that drives our purpose and our daily lives.	We know that even our best efforts and our most robust solutions can always be better. We never settle for ‘good enough’ and constantly seek opportunities and proactively embrace changes to improve.	Innovation is a mindset. We work to stay future-focused and committed to bringing new ideas to life that generate differentiated value for everyone.

A LETTER FROM OUR INDEPENDENT
BOARD CHAIRMAN

We are proud that we rose to the challenges 2021 presented and solidified our role in providing total talent solutions to our healthcare clients that are empowering the future of care.

Dear AMN Shareholders,

On behalf of the Board and AMN Healthcare, thank you for the confidence you placed in us during this challenging and extraordinary time. We have strategically evolved and built AMN into the largest, and one of the most dynamic and consistently high performing companies in our industry. Despite unprecedented challenges, we remain focused on being the total talent solutions partner for our clients, with an unparalleled ability to serve the needs of large, diverse health systems and multiple care settings. More importantly, we have created a culture that puts people and values first. Just like our clients and healthcare professionals, our team members are working extraordinarily hard to do their part in this challenging environment.

STAKEHOLDER CAPITALISM

As the COVID-19 pandemic continued for a second straight year, we remained committed to support our healthcare professionals, clients, team members, supplier partners, and communities. Our COVID-19 response structure adapted to the rapidly evolving healthcare landscape to address both the ongoing and newly identified needs of our stakeholders. Our 24/7 COVID-19 crisis hotline continues to help our healthcare professionals, healthcare facilities, and supplier partners navigate through the uncertain and constantly changing environment. We also continued to ensure that our healthcare providers who are quarantined or become infected with COVID-19 have access to appropriate medical care and much needed resources such as mental health and general wellness support.

With demand for healthcare professionals once again hitting record levels, the Company deployed more than 95,000 healthcare professionals in 2021. To support this unprecedented demand, we hired more team members than any prior year, including new additions to our leadership team, to improve our ability to foster a values-based culture, care for our team members, and manage sustainable growth. We are proud that we rose to the challenges 2021 presented and solidified our role in providing total talent solutions to our healthcare clients that are empowering the future of care. The AMN team continues to commit our talent and efforts into making a positive impact during this critical time.

As the nation’s leader in total talent healthcare solutions, we have established a performance and values-based culture that aligns our business strategy with the development of our greatest assets, our people. We believe that our diverse workforce and inclusive culture drives innovation and creates better outcomes that make us a leader in our industry. Throughout 2021 we continued to focus on enhancing diversity, equity, equality, and inclusion in our workplace, workforce, and marketplace. As of December 31, 2021, 67% of our corporate team members were women and 40% from historically underrepresented groups.

To continue to meet the diverse needs of our stakeholders, we advanced our commitment to corporate social responsibility by increasing our diverse and small business supplier spend in 2021 to $378M, continuing to support diverse businesses through our vendor development program, funding minority-owned business certifications, and committing $8.9M to non-profits focused on advancing social justice, DEI, health equity, and resilience in healthcare. We also developed a 3-year ESG Roadmap aligned with the United Nations’ Sustainable Development Goals and linked to our business strategy.

2022 Proxy Statement	1

BOARD COMPOSITION & REFRESHMENT STRATEGY

As we focus on being a leader in total talent solutions, we recognize the critical role that our Board’s composition plays in our ability to execute our long-term strategy and strategic initiatives. We maintain an engaged, diverse, and deeply knowledgeable Board, with a balance of tenured and relatively new directors. Currently, we have an average aggregate tenure for independent board directors of approximately eight years. We are proud to be among a unique group of companies with 56% female representation on our Board and 33% racial diversity. To support our refreshment strategy, the Board has appointed a new director in each of the last four years. In December 2021, we appointed Mr. Jorge A. Caballero, as a new director to continue to strengthen the effectiveness of our Board. The addition of Mr. Caballero who is an accomplished global business executive with a strong financial background and experience in mergers and acquisitions, plays an integral role in our long-term growth strategy.

CEO RETIREMENT

On March 10, 2022, after a successful 32-year career with AMN Healthcare, including 17 years as Chief Executive Officer, we announced that Susan R. Salka intends to retire by the end of the year. Ms. Salka intends to continue to serve as President and Chief Executive Officer and as a member of the Board until a successor is appointed. It has been my great honor and privilege to serve and lead with Ms. Salka, and her authenticity and genuine caring for others have left an indelible impression on me. The Board is grateful to Ms. Salka for her outstanding leadership of AMN Healthcare and looks forward to continuing to build upon the enduring, impactful organization she and the team have created.

These topics and other key issues of shareholder interest are discussed further within this proxy statement and will be addressed at our 2022 Annual Meeting of Shareholders on Friday, May 6, 2022, at 10:30 a.m. Central Time. To prioritize the health and well-being of our meeting participants, we will conduct our 2022 meeting virtually. We cordially invite you to join us and have included instructions for participating in our virtual shareholder meeting under the General Information Section of this proxy statement.

Gratefully Yours,

DOUGLAS D. WHEAT

Chairman of the Board

As the nation’s leader in total talent healthcare solutions, we have established a performance and values-based culture that aligns our business strategy with the development of our greatest assets, our people.

2

RECOMMENDATIONS

2022 Proxy Statement	3

Notice of Annual Meeting of Shareholders

DATE AND TIME	LOCATION	RECORD DATE
May 6, 2022	www.virtualshareholdermeeting.com/AMN2022	March 14, 2022
10:30 a.m. (Central Time)

VOTING MATTERS

We will also take action upon any other business as may properly come before the 2022 Annual Meeting and any adjournments or postponements of that meeting.

HOW TO VOTE YOUR SHARES

ONLINE	CALL	MAIL	DURING THE MEETING
Please follow the internet voting instructions sent to you and visit www.proxyvote.com, any time up until 11:59 p.m. (Eastern Time) on May 5, 2022.	Please follow the telephone voting instructions sent to you and call 1 (800) 690-6903, any time up until 11:59 p.m. (Eastern Time) on May 5, 2022.	If you received printed materials, please mark, date and sign your proxy card per the instructions and return it by mail in the pre-addressed envelope provided. The proxy card must be received prior to the 2022 Annual Meeting to be counted.	You can also cast your vote at our Virtual Shareholder Meeting. Even if you plan to attend, we encourage you to vote in advance by Internet, telephone or mail so your vote will be counted if for some reason you are unable to attend.

YOUR VOTE IS IMPORTANT. PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BANK, BROKER, OR OTHER RECORDHOLDER AND YOU WISH TO VOTE THEM AT THE MEETING, YOU MUST OBTAIN A LEGAL PROXY FROM THAT RECORDHOLDER.

We will be using the Securities and Exchange Commission’s Notice and Access model (“Notice and Access”), which allows us to make proxy materials available electronically, as the primary means of furnishing proxy materials. We believe Notice and Access provides shareholders with a convenient method to access our proxy materials and vote. It also allows us to conserve natural resources which aligns with our Environmental, Social, and Governance strategy by reducing our environmental footprint as well as reducing the costs associated with printing and distributing our proxy materials. On or about March 24, 2022, we will commence mailing by sending a Notice of Internet Availability of Proxy Materials to our shareholders with instructions on how to access our proxy statement and 2021 Annual Report, including the financial statements set forth in our annual report on Form 10-K, online and how to cast your vote. The Notice also contains instructions on how to receive a paper copy of the proxy statement and 2021 Annual Report.

MARCH 24, 2022

By Order of the Board of Directors,

DENISE L. JACKSON

CHIEF LEGAL OFFICER AND CORPORATE SECRETARY

4

Our Strategy and Talent Solutions

We are the leader and innovator in total talent solutions for the healthcare sector in the United States. We are passionate about all aspects of our mission:

Purpose-Driven, Values-Based Organization Committed to Serving All Our Stakeholders	Leader and Innovator in Total Talent Solutions for Healthcare; Uniquely Positioned to Serve Growing Health Systems and Diverse Care Settings	Experienced, Diverse and Deep Leadership Team Driving Tech- Enabled Innovation that Benefits Healthcare Professionals and Clients

Our solutions enable our clients to manage and optimize their workforce, simplify staffing complexity, increase efficiency, and elevate the patient experience. Our comprehensive suite of talent solutions provides management, staffing, recruitment, language services, technology, telehealth and virtual care management, analytics, and related services to build and manage all or part of our clients’ healthcare workforce needs. We offer temporary, project, and permanent career opportunities to our healthcare professionals, from nurses, doctors, and allied health professionals to healthcare leaders and executives in a variety of settings across the nation to help them achieve their personal and professional goals.

NURSE & ALLIED SOLUTIONS	PHYSICIAN & LEADERSHIP SOLUTIONS	TECHNOLOGY & WORKFORCE SOLUTIONS
WORKFORCE STAFFING Travel Nursing Allied Healthcare Local Staffing Rapid Response Revenue Cycle Solutions School Staffing Labor Disruption

WORKFORCE STAFFING
Physician Staffing
Interim Leadership

LEADERSHIP SEARCH
Executive Search
Academic Leadership
Clinical Leadership

PHYSICIAN SEARCH
Retained Search for
Physicians and Advanced Practices

TALENT MANAGEMENT
Vendor Management Systems
Recruitment Solutions
Float Pool Management
Scheduling & Staff Planning
Credentialing Analytics & Assessment

VIRTUAL CARE
Language Services
Teleservices Platforms

>60%

of revenue from these segments is derived from managed services programs (MSPs)

2022 Proxy Statement	5

Our Strategy and Talent Solutions

OUR BUSINESS STRATEGY

Our strategy is designed to support growth in the number and size of customer relationships and expansion of the markets we serve. Driving increased adoption of our existing talent solutions through cross-selling will deepen and broaden our customer relationships. We will continue to innovate, develop, and invest in new, complementary service and technology solutions to our portfolio that optimize and manage our clients’ workforce, enhance the patient experience, better engage our talent network and expand into different healthcare delivery settings. We expect this will enable us to expand our strategic customer relationships, while driving more recurring revenue with an improved margin mix that will be less sensitive to economic cycles.

2021–2022 ESG HIGHLIGHTS

We aim to deliver long-term sustainable value to our stakeholders by promoting a diverse, inclusive, and supportive culture that inspires innovation and fosters trust at all levels of our organization and within the communities we serve. Our work focuses on investing and developing in our talent and communities to foster sustainable economic and social development that positively impacts our stakeholders and environment while advancing the quality of our company through engagement in the world around us. We have aligned our ESG strategy with the following United Nations’ Sustainable Development Goals, which we discuss in detail on page 27 of this Proxy Statement and within our ESG Report that we anticipate publishing in March 2022.

ASPIRATION	APPROACH	VISION
We strive to be an ESG beacon in the healthcare and staffing industries, driving outsized shared value	Focus & set ambitious goals Minimize footprints & maximize handprints Collaborate with client and industry partners to accelerate change Embed ESG in the core of our business	A healthy, just, equitable, and sustainable world where all can thrive

Health & Wellness For ALL
Pillar 1	Pillar 2	Pillar 3
HEALTH	DEI	SUSTAINABILITY
Advancing Health & Wellness for our Team Members, Healthcare Professionals, and our Communities	Driving Diversity, Equality, Equity & Inclusion Throughout our Value Chain and Industry	Catalyzing a Sustainable & Regenerative Future

6

Our Strategy and Talent Solutions

CORPORATE GOVERNANCE	2021 ESG ACCOMPLISHMENTS

●  Developed 3-Year ESG Roadmap aligned with UN Sustainable Development Goals and linked to our 3-Year Business Strategy

●  Expanded our Employee Resource Groups to 8 groups engaging 25% of our corporate team members

●  Established Sustainability Champions to serve alongside our Diversity Champions and Community Champions to advance our ESG program

●  Calculated Scope 1 and Scope 2 GHG Emissions

HUMAN CAPITAL MANAGEMENT	2021 SOCIETAL IMPACT

●  Committed $8.9 million to non-profits focused on advancing social justice, diversity, equality, and inclusion, health equity, and resilience in healthcare

●  Increased 2021 Diverse Supplier Spend with Small and Diverse Businesses to approximately $370M

●  Expanded our Vendor Mentor Program and Funding of Minority-Owned Business Certifications

RECENT RECOGNITION

2021 - 2022	2021 - 2022	2021 - 2022	2022	2021	2021

Bloomberg	Human Rights Campaign	Newsweek	Forbes	NACD	Women’s Forum of New York
Gender Equality Index	Corporate Equality Index	America’s Most Responsible Companies	America’s Best Large Employers	Diversity, Equality, Equity, and Inclusion	Top 3% of Public Corporate Boards for Gender Parity
2022 Proxy Statement	7

Proxy Voting Roadmap

The summary below highlights certain information that may be found elsewhere in this proxy statement. We encourage you to read the entire proxy statement before casting your vote. Our proxy statement and related materials are first being made available to our shareholders on or about March 24, 2022.

PROPOSAL 1	ELECTION OF OUR DIRECTORS OUR BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.	More information on page 13.

DIRECTORS AT A GLANCE

This year’s slate of director nominees to the Board of Directors (the “Board”) of AMN Healthcare Services, Inc. (the “Company” or “AMN”) includes a new addition, Jorge A. Caballero, who was appointed to the Board on December 14, 2021. The addition of Mr. Caballero, who is an accomplished global business executive with extensive financial and leadership experience, supports our ongoing Board refreshment strategy. His audit, financial and risk management background and experience in mergers and acquisitions, will be beneficial to our growth strategy and commitment to transparency. As announced on March 10, 2022, Susan R. Salka intends to retire by the end of the year ending December 31, 2022, but will stand for reelection to AMN’s Board and remain as a director and Chief Executive Officer until a successor is hired. A list of all director nominees are reflected below. Additional information for each nominee can be found under “Election of Directors (Proposal 1)” beginning on page 13.

			Director	Other Public	Board Committees
Name		Age	Since	Company Boards	Audit	Comp	Gov	Exec
	JORGE A. CABALLERO INDEPENDENT Former Managing Partner of Deloitte’s Business Tax Services U.S.-India practice	65	2021	0	●		●
	MARK G. FOLETTA INDEPENDENT Former Executive Vice President and Chief Financial Officer, Tocagen Inc.	61	2012	2	●
	TERI G. FONTENOT INDEPENDENT CEO Emeritus and Former CEO of Woman’s Hospital	68	2019	2	●		●
	R. JEFFREY HARRIS INDEPENDENT Former Of Counsel at Apogent Technologies, Inc.	67	2005	0		●	●	●
	DAPHNE E. JONES INDEPENDENT Former Senior Vice President – Digital/Future of Work, GE Healthcare	64	2018	2	●	●
	MARTHA H. MARSH INDEPENDENT Former President and CEO Stanford Hospital and Clinics	73	2010	1		●
	SUSAN R. SALKA President and Chief Executive Officer AMN Healthcare Services, Inc.	57	2003	1				●
	REAR ADMIRAL DR. SYLVIA TRENT-ADAMS, PHD, RN, FAAN INDEPENDENT EVP & Chief Strategy Officer, University of North Texas Health Science Center	56	2020	0		●	●
	DOUGLAS D. WHEAT (CHAIRMAN) INDEPENDENT Managing Partner, Wheat Investments, LLC	71	1999	2				●
Audit	Audit Committee	Gov	Corporate Governance and Compliance Committee	●	Chair
Comp	Compensation Committee	Exec	Executive Committee	●	Member
8

Proxy Voting Roadmap

CURRENT BOARD COMPOSITION

INDEPENDENT DIRECTOR TENURE	AGE	GENDER DIVERSITY	RACIAL DIVERSITY	INDEPENDENCE

Average 8 years	Average 65 years	56% Female	33% BIPOC	8/9 Independent Directors

The illustration below summarizes the key experience, qualifications, and attributes for each director nominee and highlights the balanced mix of experience of our Board as a whole. This is a high-level summary that is not intended to be an exhaustive list of each director nominee’s skills or contributions to the Board.

OUR KEY CORPORATE GOVERNANCE PRACTICES

Practice	Description
Proxy Access	Our Bylaws contain meaningful proxy access features that are consistent with market practice and were developed through shareholder conversations.
Majority Voting in Uncontested Elections	Director nominees must receive the affirmative vote of a majority of the votes cast in order to be elected to the Board in uncontested elections.
Board Diversity / “Rooney Rule”	Our Board has committed that when considering candidates to fill an open seat on the Board, the pool of candidates from which Board nominees are chosen includes candidates from historically underrepresented communities.
Director Resignation Policy	Our Director Resignation Policy requires an incumbent director to tender their resignation if they receive more votes “Against” their election than votes “For” their election in an uncontested election.
Board Aggregate Tenure Policy	Our Board has committed that it will maintain an average tenure for independent board directors of less than ten years. As of December 31, 2021, our average board tenure was 8.0 years.
No “Poison Pill”	We do not have a shareholder rights plan or “poison pill” and no shareholder rights plan shall be adopted unless it is approved by a majority of the independent directors of the Board.
Annual Election of Directors	All directors must be nominated and re-elected each year.
Shareholder Engagement Program	We engage in a formal outreach program to gain valuable insight from our shareholders on corporate governance matters that are most important to them. To consistently act in the best long-term interests of our shareholders, we continuously evaluate and act on shareholder feedback when appropriate.
Human Rights Policy	We established a Human Rights Policy because it is the right thing to do and demonstrates our core values and commitment to our relationships with our clients, team members, vendors, and communities.
2022 Proxy Statement	9

Proxy Voting Roadmap

PROPOSAL 2	ADVISORY VOTE ON EXECUTIVE COMPENSATION OUR BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.	More information on page 44.

OUR FINANCIAL PERFORMANCE

(1)	More information on adjusted EBITDA, which refers to our adjusted earnings before interest, taxes, depreciation and amortization, and a reconciliation of our 2021 net income to adjusted EBITDA can be found at Exhibit A to this proxy statement (page 95).

OUR TOTAL RETURN VS. RUSSELL 2000

3 YEAR TOTAL RETURN (%)	5 YEAR TOTAL RETURN (%)	10 YEAR TOTAL RETURN (%)

10

Proxy Voting Roadmap

CEO COMPENSATION PAY MIX

The illustration below provides a summary of the components of the compensation paid to our Chief Executive Officer.

PAY FOR PERFORMANCE ALIGNMENT

CEO COMPENSATION VS. REVENUE	CEO COMPENSATION VS. ADJUSTED EBITDA

CONSISTENTLY HIGH SAY-ON-PAY RESULTS

In 2021, we received 93% of votes in favor of our Say-on-Pay proposal. Since 2014, our Say-on-Pay results have averaged 96%, which we believe reflects our pay-for-performance philosophy and level of engagement with our shareholders.

2022 Proxy Statement	11

Proxy Voting Roadmap

KEY EXECUTIVE COMPENSATION PRACTICES

Practice	Description
Executive Compensation Philosophy	Commitment to equal pay principles and a values-based culture to which leaders are held accountable through a portion of their annual cash incentive award.
Balanced Approach to Performance-based Pay	Performance-based awards are tied to the achievement of financial objectives, including revenue, adjusted EBITDA, adjusted EBITDA margin and total shareholder return, as well as strategic leadership and human capital management objectives.
Three-Year Performance Periods and Vest Schedules	The performance periods and vest schedules for our equity awards span three years to promote a long-term approach to the achievement of strategic and financial objectives.
Balanced Mix of Pay Components	Target compensation mix is not overly weighted toward annual incentive awards and balances cash and long-term equity awards in accordance with certain financial or non-financial metrics that align with our short and long-term strategic goals.
CEO Compensation at Risk	In 2021, approximately 86% of our CEO’s target compensation was variable and at risk.
Equity Ownership Guidelines	CEO 5x salary Named executive officers 2x salary Other members of the CEO Committee (CEO’s direct reports) 1.5x salary
“Double-Trigger” Change-in-Control Arrangements	Executive equity and severance agreements include “double-trigger” mechanisms.

PROPOSAL 3	APPROVAL OF AMN HEALTHCARE EMPLOYEE STOCK PURCHASE PLAN OUR BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.	More information on page 80.

PROPOSAL 4	RATIFICATION OF THE SELECTION OF OUR INDEPENDENT PUBLIC ACCOUNTING FIRM OUR BOARD RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.	More information on page 84.

PROPOSAL 5	SHAREHOLDER PROPOSAL OUR BOARD RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL.	More information on page 86.
12

Corporate Governance

PROPOSAL 1: ELECTION OF OUR DIRECTORS

Nine directors are to be elected at our 2022 Annual Meeting of Shareholders to hold office until our next annual meeting or until their successors are duly elected and qualified, or until the director retires, resigns, is removed or becomes disqualified. As announced on March 10, 2022, Susan R. Salka intends to retire by the end of the year ending December 31, 2022, but will stand for reelection to AMN’s Board and remain as a director and Chief Executive Officer until a successor is hired.

The proxy will be voted in accordance with the directions stated on the card, or, if no directions are stated, for election of each of the nine nominees listed below. Upon the recommendation of the Board’s Corporate Governance and Compliance Committee (the “Governance and Compliance Committee”), the Board has nominated for election the nine directors listed below, all of whom are currently serving as directors on our Board. The director nominees for election are willing to be duly elected and to serve. If any such nominee is not a candidate for election at the Annual Meeting, an event that the Board does not anticipate, the proxies may be voted for a substitute nominee(s). The business experience, board service, qualifications and affiliations of our director nominees are set forth below. We believe we have a slate of director nominees that are well-positioned to represent our shareholders and oversee the Company’s strategy, business operations and financial strength.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE DIRECTOR NOMINEES

AMN HEALTHCARE BOARD OF DIRECTORS

The Board believes that incumbent directors should not expect to be re-nominated annually. In determining whether to recommend a director for re-election, the Governance and Compliance Committee considers the needs of the Company and the diversity of the Board and believes that our directors should satisfy several qualifications, including but not limited to, demonstrated integrity, the director’s overall engagement in board activities, the results of the annual Board evaluation and other attributes that are discussed further in our Corporate Governance Guidelines (the “Governance Guidelines”) and in the “Evaluation of Board Composition and Director Nomination Process” section below.

DIRECTOR NOMINEE SNAPSHOT

The Board also endeavors to represent a range of characteristics, skills and experiences in areas that are relevant to and contribute to the Board’s oversight of the Company’s strategic objectives. Following the biographical information for each director nominee, we describe the key experiences, qualifications, skills and attributes the director nominee brings to the board that, for reasons discussed in the chart below, are important to our businesses and strategic objectives. The Board considered these key experiences, qualifications, skills and attributes and the nominees’ other qualifications in determining to recommend that they be nominated for election.

2022 Proxy Statement	13

Corporate Governance

HEALTHCARE INDUSTRY

We generally seek directors who have knowledge of and experience in the healthcare industry, which is useful in understanding the needs, regulatory requirements and complexities of our clients and healthcare professionals.

C-SUITE LEADERSHIP

We believe that directors who have served in senior leadership positions are important because they have the experience and perspective to analyze, shape and oversee our strategy and the growth and preservation of shareholder value.

MERGERS & ACQUISITIONS

We believe that our ability to achieve our long-term growth objectives will require a combination of organic growth and growth by acquisition. We believe that M&A expertise on the Board provides valuable insight and oversight of our growth strategies and achievement of financial goals.

FINANCE/AUDIT

AMN is committed to strong financial discipline, effective allocation of capital and accurate disclosure practices. We believe that financial expertise on the Board is instrumental to our success.

LEGAL/RISK MANAGEMENT

We operate in a constantly changing and increasingly complex regulatory environment. Directors with regulatory compliance oversight and enterprise risk management experience play an important role in the Board’s ability to oversee our enterprise risk management program and legal and compliance risks.

GOVERNMENT/POLICY ADVOCACY

We operate in a changing healthcare industry. State and federal government experience and an understanding of policy development enhance the Board’s ability to provide effective oversight of government policy and regulatory risk.

DIGITAL/TECHNOLOGY

Our business has become increasingly complex as we have accelerated our digital transformation and expanded our service offerings to include more telehealth and technology related solutions. This digital transformation requires a sophisticated level of technology resources and infrastructure as well as technological expertise, and, accordingly, we believe digital transformation expertise on the Board contributes to our success.

14

Corporate Governance

SKILLS AND EXPERIENCE

Name	Caballero	Foletta	Fontenot	Harris	Jones	Marsh	Salka	Trent-Adams	Wheat
HEALTHCARE INDUSTRY
C-SUITE LEADERSHIP
MERGERS & ACQUISITIONS
FINANCE/AUDIT
LEGAL/RISK MANAGEMENT
GOVERNMENT/POLICY ADVOCACY
DIGITAL/TECHNOLOGY
DEMOGRAPHIC BACKGROUND
Tenure	0	9	2	16	3	11	18	1	22
Gender	M	M	F	M	F	F	F	F	M
RACE/ETHNICITY
African American or Black
Hispanic or Lantinx
White

2022 Proxy Statement	15

Corporate Governance

EVALUATION OF BOARD COMPOSITION & DIRECTOR NOMINATION PROCESS

Our Governance and Compliance Committee understands the vital role that a strong board composition with a diverse set of skills and continuous refreshment plays in effective oversight. The Committee is committed to maintain a diverse board to effectively manage complex corporate issues by leveraging different experiences to support the Company’s long-term objectives and business strategy. With this purpose in mind, the Committee seeks out candidates with unique skills, experiences, and characteristics, including individuals representing historically underrepresented groups and from different careers, industries, races, ethnicities, and genders.

As part of the Board’s refreshment strategy and director candidate identification and nomination processes, the Governance and Compliance Committee actively and continuously evaluates its collective composition to identify and prioritize director characteristics, skills, and experiences prior to nominating a new director candidate to the Board for review, approval and appointment. Below is an illustration of the Governance and Compliance Committee’s regular Board refreshment and director candidate identification process.

When assessing and prioritizing desired characteristics, skills and backgrounds, the Governance and Compliance Committee considers, among other things, the Board’s current skill set, the Company’s long-term strategic plan and objectives, shareholder discussions, current and past board service, commitment to corporate social responsibility and the director feedback provided in connection with the Board’s annual evaluation process.

The Governance and Compliance Committee then establishes a diverse pool of potential director candidates who possess the desired characteristics, skills, and experiences; the director candidate slates are identified from various databases and sources, including recommendations from shareholders, management and directors, consultants, and industry experts. The Governance and Compliance Committee may also engage a third party to conduct or assist with the search or evaluation. The Governance and Compliance Committee regularly evaluates its potential candidate pool and adds and eliminates individuals based on factors such as candidates’ professional affiliations and availability, director retirements, changing market conditions or strategic objectives and/ or newly considered enterprise risks. When considering candidates to fill an open seat on the Board, the Corporate Governance and Compliance Committee ensures that the pool of candidates from which Board nominees are chosen includes candidates from historically underrepresented groups who would bring diversity to the Board. Any search firm or third-party consultant asked to provide an initial list of potential candidates is also required to include such candidates.

16

Corporate Governance

BOARD REFRESHMENT

The Board has appointed a new director in each of the last four years. All four new directors have significantly added to the Board’s diversity of skills, background and experience and strengthened its ability to support and oversee the Company’s long-term strategic objectives. According to the Equilar Gender Diversity Index, only 3% of companies included in the Russell 3000 achieved gender parity on their corporate boards in 2021, and our Board is proud to belong to this unique group of companies. In recognition of this accomplishment, AMN was honored by the Women’s Forum of New York as a national leader with 56% female corporate board representation. In addition, 67% of our Board is diverse from a gender, race, or ethnicity standpoint.

JULY 2018	SEPTEMBER 2019	OCTOBER 2020	DECEMBER 2021
Daphne E. Jones –	Teri G. Fontenot –	Sylvia Trent-Adams –	Jorge A. Caballero –
Experience with strategic, entrepreneurial, and global use technologies in the healthcare sector has been instrumental to the Company’s digital transformation and growth strategies.	Experience in healthcare leadership, corporate finance, economic policy and healthcare policy has furthered the Company’s long-term capitalization strategy and ability to navigate the recent consolidation trends among healthcare delivery organizations.	Experience in directing and coordinating major federal health programs and developing policy and legislative priorities has made a positive impact on the Company’s continued COVID-19 response and its client and clinician engagement and retention strategies.	Accomplished global executive with extensive experience in audit, financial, risk management and mergers and acquisitions, all of which will be beneficial to our growth strategy

BEYOND THE BOARDROOM

Our director onboarding process is designed to provide new directors with information, context, and perspectives that enables new directors to effectively contribute to the Board’s work. As part of the process, new directors have individual meetings with each of our current directors, including specific committee-focused meetings with the chair of each committee. In addition to providing new directors with a library of resources that includes governance, finance and core background documents, key business executives and functional leaders from all across the organization meet with new directors to increase their understanding of AMN’s businesses, operations, culture and values. Each new director is also assigned an experienced AMN board member as a mentor to coach and share feedback, provide perspective on boardroom activities and dynamics, help with meeting preparation, and act as a resource between meetings. Post-orientation, periodic briefing sessions are also provided to members of the board on subjects that would assist them in discharging their duties.

BOARD TENURE POLICY

Our Board’s aggregate tenure policy reflects its commitment to consistently evaluate the composition of our Board to ensure that it collectively possesses the experience, skills, knowledge, and level of engagement necessary to serve the best interests of our shareholders. This policy, which is set forth below, was developed in part based on insight and feedback we received directly from shareholders in connection with our ongoing corporate governance shareholder engagement efforts.

The Board does not believe in a specific limit for the overall length of time an independent director may serve. Directors who have served on the Board for an extended period can provide valuable insight into the operations and future of the Company based on their experience with, and understanding of, the Company’s history, policies, and objectives. The Board also believes that new directors will strengthen the diversity of the Board, provide fresh perspectives and value as the Company evolves. To achieve this balance, the Board will maintain an average Board tenure for independent board directors of less than ten years.

Upon the conclusion of the Annual Meeting, the average aggregate tenure for our Board’s independent directors will be approximately 8 years.

SHAREHOLDER RECOMMENDATIONS AND NOMINATIONS

The Governance and Compliance Committee considers shareholder recommendations of qualified director candidates when such recommendations are submitted in writing to the Company’s Corporate Secretary at 8840 Cypress Waters Blvd., Suite 300, Dallas, Texas 75019 Attn: Denise L. Jackson, Chief Legal Officer and Corporate Secretary. When evaluating any such shareholder recommendations, the Governance and Compliance Committee uses the evaluation methodology that is described in the “Evaluation

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of Board Composition & Director Nomination Process” above. To have a director nominee considered for election at our 2023 Annual Meeting of Shareholders, a shareholder must submit the nomination in writing to the attention of our Corporate Secretary and also satisfy the requirements set forth in our Bylaws regarding shareholder director no later than February 5, 2023 and no sooner than January 6, 2023, assuming the date of the 2023 Annual Meeting of Shareholders does not change by more than 30 days from the first anniversary of the prior year’s annual meeting. To have a director nominee included in our 2023 proxy statement for election, a shareholder must submit the nomination in writing to the attention of our Corporate Secretary and also satisfy the requirements set forth in the “proxy access” provisions of our Bylaws no earlier than October 25, 2022 and no later than November 24, 2022.

The Company received no recommendations for director nominees or director nominations from any shareholder for the director election to be held at the Annual Meeting.

BOARD AND COMMITTEE SELF-EVALUATION PROCESS

In line with our value of continuous improvement, each director conducts an evaluation of the performance of the Board and each committee for which they serve on an annual basis. Additionally, on a bi-annual basis, the Chair of our Governance and Compliance Committee conducts individual conversations with each director. Each step of the Board’s annual evaluation process is further illustrated below.

EVALUATION QUESTIONNAIRE

Annually, each director completes an anonymous evaluation questionnaire that assesses the Board’s performance relative to its (1) oversight and effectiveness, (2) engagement, (3) composition and structure and (4) governance and management. The evaluation also allows directors to provide open ended responses and recommendations for improvement.

INDIVIDUAL INTERVIEWS

Every other year, the Chair of the Governance and Compliance Committee conducts individual interviews with each director. In 2020, the individual interviews focused on (1) assessing the Board’s oversight of the Company’s COVID-19 response, (2) oversight of the Company’s long-term strategy and financial performance, (3) Board and committee composition and (4) individual director performance.

BOARD & COMMITTEE DISCUSSIONS

The full Board and each Committee review and discuss the results of the annual evaluations to address common themes.

IDENTIFY ACTION ITEMS

Upon review of the results of the performance assessment and interviews, the Board identifies certain focus areas and action items for the upcoming year aimed at maximizing its overall effectiveness and shareholder value.

DIRECTOR INDEPENDENCE

The Board has determined that director nominees Jorge A. Caballero, Mark G. Foletta, Teri G. Fontenot, R. Jeffrey Harris, Sylvia Trent-Adams, Martha H. Marsh, Daphne E. Jones, and Douglas D. Wheat all meet our categorical standards for director independence described in our Governance Guidelines and the applicable rules and regulations of the New York Stock Exchange (“NYSE”) regarding director independence. Our CEO is the only member of our Board whom the Board has not deemed independent.

When making director independence determinations, the Board considered business relationships between LHC Group, Inc. and Orlando Health, Inc., both clients of the Company, and on whose Boards, Ms. Fontenot serves as an independent director. We discuss these relationships in more detail in the “Certain Transactions” section below. The Board considered the nature of these related party relationships and the annual amount of payments we receive from each LHC Group and Orlando Health. The Board determined that neither relationship precluded the Board from making an independence determination for Ms. Fontenot and that the related party relationships fell within our standards of independence.

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COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board has established the following procedure for shareholders and other interested parties to communicate with members of the Board, its Chair or the independent directors as a group. All such communications should be addressed to the attention of our Corporate Secretary at our offices located at 8840 Cypress Waters Boulevard, Suite 300, Dallas, Texas 75019. The Corporate Secretary opens, reviews, all written communications to the Board, one of its committees or specific director(s) and promptly forwards to the Chair of the Board and/or the appropriate Committee Chairperson those that the Secretary believes require immediate attention. The Corporate Secretary will also periodically provide the Chair of the Board, the Committee Chairperson, and the Company’s Chief Executive Officer (if appropriate) with a summary of all such communications and any actions taken if not previously forwarded.

Factors that will be considered when determining whether or not the matter requires immediate attention include, but are not limited to, whether the matter relates to a pressing governance, compliance or legal issue, and whether the matter could have a material impact on the Company’s performance or stock price and the stakeholder(s) making the request.

DIRECTOR BIOGRAPHIES

JORGE A. CABALLERO |
65

DIRECTOR SINCE: 2021

COMMITTEE: Audit Committee (Financial Expert); Corporate Governance & Compliance Committee

SKILLS & QUALIFICATIONS:

Finance/Audit

Legal/Risk Management

Mergers & Acquisitions

BOARD EXPERIENCE

●
Served on the Board of Directors of Deloitte Tax LLP, a global professional services firm and one of the Big Four accounting firms, where he was the Chief Diversity Officer (2009 – 2016)
●
Served on the Board of Directors of United Way of Essex and West Hudson in New Jersey, a non-profit organization where he had served as the chair of Board of Directors and Finance Committee (2003 – 2019)
●
Served on the Board of Directors of The College of New Jersey, where he served as the chair of the Board of Directors, Finance Committee, and Audit and Risk Management Committee (2007 -2019)
●
Served on the Board of Directors of Jersey Battered Women’s Service, a private, nonprofit agency, where he served as the chair of the Finance, Human Resources, and Infrastructure Committees (1993 – 2001)

ADDITIONAL DIRECTOR QUALIFICATIONS

●
New Jersey Tax Managing Partner (2003 – 2011)
●
Managing Partner of Deloitte’s Business Tax Services U.S.- India practice (2016 – 2019)
●
Assistant Vice President of Tax of Beneficial Corporation, a consumer finance company that was acquired by Household International, Inc. in 1998 (1983 – 1986)

The Board has concluded that Mr. Caballero is qualified to serve on the Board, because he possesses a strong audit, financial, and enterprise risk management background with extensive experience in mergers and acquisitions, which is a critical component of AMN’s growth strategy. The Board has also determined that Mr. Caballero qualifies as an audit committee financial expert.

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MARK G. FOLETTA | 61

DIRECTOR SINCE: 2012

COMMITTEE: Audit Committee (Chair) (Financial Expert)

SKILLS & QUALIFICATIONS:

Finance/Audit

Legal/Risk Management

Mergers & Acquisitions

Healthcare Industry

C-Suite Leadership

BOARD EXPERIENCE

●
Serves on the Board of Directors of DexCom, Inc., a publicly-traded diabetes care technology company, since November 2014, where he is the Lead Independent Director
●
Serves on the Board of Directors of Enanta Pharmaceuticals, a publicly-traded biotechnology company, where he is the chair of the Audit Committee (June 2020 – present)
●
Served as a director of Regulus Therapeutics Inc., and was Chairman of its Audit Committee and a member of its Nominating and Governance Committee (February 2013 - June 2018)
●
Serves as a director of Viacyte, Inc., a privately held company
●
Helped oversee and guide the launch of each organization’s initial enterprise risk management assessment while at Regulus and DexCom
●
Served as a director and Chairman of the Audit Committee of Ambit Biosciences Corporation (sold in 2014)
●
Served as a director of Anadys Pharmaceuticals, Inc. (sold in 2011)

ADDITIONAL DIRECTOR QUALIFICATIONS

●
Former Executive Vice President and Chief Financial Officer of Tocagen Inc., a brain cancer biotechnology company, from February 2017 until its acquisition by Forte Biosciences, Inc. in March 2020
●
Interim Chief Financial Officer of Biocept, Inc., a publicly-traded diagnostics company (August 2015 to July 2016)
●
Senior Vice President, Finance and Chief Financial Officer of Amylin Pharmaceuticals, Inc. (March 2006 - October 2012); assisted with developing and launching the organization’s initial enterprise risk management assessment
●
Vice President, Finance and Chief Financial Officer of Amylin (March 2000 - March 2006)
●
Certified Public Accountant (inactive) and a member of the Corporate Directors Forum

The Board has concluded that Mr. Foletta is qualified to serve on the Board, because he brings considerable audit, financial, healthcare and enterprise risk management experience as both an executive officer and director of healthcare companies. The Board has designated Mr. Foletta as an audit committee financial expert and he serves as Chairman of the Audit Committee.

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TERI G. FONTENOT | 68

DIRECTOR SINCE: 2019

COMMITTEE: Audit Committee (Financial Expert); Corporate Governance & Compliance Committee

SKILLS & QUALIFICATIONS:

Finance/Audit

Legal/Risk Management

Government/ Policy Advocacy

Healthcare Industry

C-Suite Leadership

BOARD EXPERIENCE

●
Serves on the Board of Directors, Clinical Quality and Corporate Development Committees, and chair of the Audit Committee for LHC Group, Inc., a publicly-traded in-home healthcare services company (2019 - present)
●
Serves on the Board of Directors and is a member of the Audit and Governance Committees of Amerisafe. Inc., a publicly-traded specialty provider of workers’ compensation insurance (June 2016 - present)
●
Served as a member of the Board of Directors of Landauer (a formerly publicly-held company), including its Audit and Governance Committee, until its sale in 2017
●
Held a six-year term on the Advisory Committee on Research on Women’s Health for the National Institutes of Health
●
Serves as a director on the Board and is a member of the Audit Committee of the Baton Rouge Water Company (2009-Present), Board of Dynamic Infusion Therapy (May 2021-Present), and PELITAS (June 2021-Present), all privately held companies
●
Serves as a director on the Board of Orlando Health, Inc., a not-for-profit organization (September 2021-Present)
●
Served on the Board of Directors of the Sixth District Federal Reserve Bank of Atlanta, including as its Audit Committee chair for two years (2004 - 2009)
●
Served on numerous healthcare boards at a local, state and national level, including the Board of Directors of the Louisiana Hospital Association, and the American Hospital Association where she served as Chairperson (2012)

ADDITIONAL DIRECTOR QUALIFICATIONS

●
President and CEO of Woman’s Hospital, the largest independently-owned women’s and infant’s hospital in the United States providing comprehensive subspecialty services to women (March 1996 – March 2019)
●
Chief Financial Officer and Executive Vice President of Woman’s Hospital (1992 - 1996)
●
Chief Financial Officer of three other hospitals located in Louisiana and Florida prior to joining Woman’s Hospital in 1992 and is a Certified Public Accountant (inactive)

The Board has concluded that Ms. Fontenot is qualified to serve on the Board because she brings considerable audit, financial and healthcare experience. The Board has determined that Ms. Fontenot qualifies as an audit committee financial expert and appointed her as a member of its Audit Committee.

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R. JEFFREY HARRIS | 67

DIRECTOR SINCE: 2005

COMMITTEE: Corporate Governance & Compliance Committee (Chair); Executive Committee

SKILLS & QUALIFICATIONS:

Legal/Risk Management

Healthcare Industry

Mergers & Acquisitions

C-Suite Leadership

BOARD EXPERIENCE

●
Served on the Board of Directors for Sybron Dental Specialties (April 2005 - 2006) until it was acquired by Danaher Corporation
●
Served on the Board of Directors for Playtex Products, Inc. (2001 - October 2007) until it was acquired by Energizer Holdings
●
Served as a director of Prodesse, Inc., an early stage biotechnology company (2002 - 2009), until it was acquired by Gen-Probe Incorporated (2009)
●
Director of Apogent Technologies, Inc. (2000 - 2004) until it was acquired by Fisher Scientific International, Inc.
●
Served as a director of Guy & O’Neill, Inc., a privately-held private label and contract manufacturing company (2008 - 2018)
●
Chairman (2013-2021), board member and a co-founder of BrightStar Wisconsin Foundation, Inc., a non-profit economic development corporation
●
Director of Okanjo Partners, Inc., an early-stage technology company

ADDITIONAL DIRECTOR QUALIFICATIONS

●
Of Counsel at Apogent Technologies, Inc., a laboratory, life science and diagnostic products company (December 2000 - 2003); Vice President, General Counsel and Secretary (1988 - 2000), when the company was named Sybron International

The Board has concluded that Mr. Harris is qualified to serve on the Board because he brings considerable mergers and acquisitions experience, which is a key component of AMN’s growth strategy. Additionally, Mr. Harris has experience serving as a director on public company compensation and corporate governance committees.

DAPHNE E. JONES | 64 DIRECTOR SINCE: 2018 COMMITTEE: Audit Committee; Compensation Committee SKILLS & QUALIFICATIONS: Digital/ Technology C-Suite Leadership Healthcare Industry

BOARD EXPERIENCE

●
Serves on the Board of Directors and is a member of the Corporate Governance and Nominating Committee for Masonite International Corp., a publicly-traded global designer, manufacturer and distributor of internal and external doors for the construction and renovation industry, since February 2018
●
Serves on the Board of Directors and is a member of the Audit Committee for Barnes Group Inc., a publicly-traded engineered products and industrial technologies company, since September 2019
●
Served on the Board of the Thurgood Marshall College Fund, a not-for-profit organization and the nation’s largest organization exclusively representing the Black College Community

ADDITIONAL DIRECTOR QUALIFICATIONS

●
Founder, The Board Curators, LLC (July 2021 - Present)
●
Founder, Destiny Transformations Group, LLC (April 2018 - Present)
●
Senior Vice President, Digital/Future of Work for GE Healthcare, the healthcare business of GE (May 2017 - October 2017)
●
Senior Vice President, Chief Information Officer for GE Healthcare Diagnostic Imaging and Services (August 2014 - May 2017)
●
Senior Vice President, Chief Information Officer for Hospira, Inc., a provider of pharmaceuticals and infusion technologies (October 2009 - June 2014)
●
Chief Information Officer at Johnson & Johnson (2006 to 2009); served in various information technology roles with Johnson & Johnson (1997 - 2006)

The Board has concluded that Ms. Jones is qualified to serve on the Board because she brings considerable information technology, global digital technology use, data management and privacy experience as a seasoned “C-Suite” executive with extensive experience in multinational corporations. Ms. Jones’ digital use and technology expertise and experience is critical to our successful execution of our technology and digital strategies.

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MARTHA H. MARSH | 73 DIRECTOR SINCE: 2010 COMMITTEE: Compensation Committee (Chair) SKILLS & QUALIFICATIONS: C-Suite Leadership Healthcare Industry

BOARD EXPERIENCE

●
Serves as Lead Director on the Board of Edwards Lifesciences Corporation, a publicly-traded structural heart disease and critical care monitoring company, since October 2015 and is a member of its Compensation and Governance Committee
●
Served on the Board of Directors of Owens & Minor, Inc., a publicly-traded healthcare services and logistics company, from 2012 through 2019; also served as a member of its Compensation and Benefits Committee and as Chairperson of its Governance and Nominating Committee
●
Serves on the Board and the Compensation Committee of Teichert, a privately-held company
●
Served on the Board of Thoratec Corporation until it was acquired by St. Jude Medical in 2015
●
Former Chair of the Board of Trustees for the California Hospital Association and the California Association of Hospitals and Health Systems
●
Former director of Ascension Healthcare Network, a privately-held company

ADDITIONAL DIRECTOR QUALIFICATIONS

●
President and CEO of Stanford Hospital and Clinics for eight years until her retirement (April 2002 - August 2010)
●
CEO of UC Davis Medical Center and the Chief Operating Officer of the UC Davis Health System (1999 - 2002)
●
Served as the Senior Vice President for Professional Services and Managed Care at the University of Pennsylvania Health System
●
Served as President and CEO of Matthew Thornton Health Plan in Nashua, New Hampshire

The Board has concluded that Ms. Marsh is qualified to serve on the Board because she has extensive “C-Suite” leadership and expertise in the healthcare industry. Ms. Marsh’s experience and understanding of the challenges and opportunities of large healthcare facilities are immensely useful in directing our strategy to innovate and provide enhanced and expanded talent solutions service offerings to meet our clients’ evolving needs.

SUSAN R. SALKA | 57 DIRECTOR SINCE: 2003 COMMITTEE: Executive Committee SKILLS & QUALIFICATIONS: Healthcare Industry C-Suite Leadership Mergers & Acquisitions Finance/Audit

BOARD EXPERIENCE

●
Serves on the Board of Directors for McKesson Corp., a publicly-traded medical supplies and equipment, pharmaceutical distribution and healthcare technology solutions company, since October 2014; also serves as Chair of its Finance Committee and as a member of its Audit Committee
●
Served on the Board of Directors and the Audit Committee of Beckman Coulter (2007 until 2011) until it was acquired by Danaher Corporation
●
Served on the Board and Chair of the Audit Committee of Playtex Products, Inc. (2001 - October 2007) until it was acquired by Energizer Holdings

ADDITIONAL DIRECTOR QUALIFICATIONS

●
President of AMN Healthcare Services, Inc. (since May 2003); CEO (since May 2005)
●
Executive Committee and Treasurer of the Healthcare Leadership Council, a coalition of CEOs from the nation’s top healthcare companies dedicated to improving healthcare delivery and accessibility by working with each other and legislators
●
Worked at BioVest Partners, a venture capital firm, and at Hybritech, a subsidiary of Eli Lilly & Co., which Beckman Coulter later acquired

The Board has concluded that Ms. Salka is qualified to serve on the Board because she has more than three decades of healthcare services industry experience, including 30 years of experience with us in various roles, including Chief Financial Officer and Chief Operating Officer. During her service to the Company, she has helped grow our business both organically and through acquisitions into the national industry leader we are today. As announced on March 10, 2022, Ms. Salka intends to retire by the end of the year ending December 31, 2022, but will stand for reelection to AMN’s Board and remain as a director and Chief Executive Officer until a successor is hired. The Board is grateful to Ms. Salka for her decades of service to the Company.

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SYLVIA TRENT-ADAMS | 56 DIRECTOR SINCE: 2020 SKILLS & QUALIFICATIONS: Healthcare Industry C-Suite Leadership Government/ Policy Advocacy

BOARD EXPERIENCE

●
Serves as a member of the Board of Visitors for the University of Minnesota School of Nursing.

ADDITIONAL DIRECTOR QUALIFICATIONS

●
Executive Vice President and Chief Strategy Officer of the University of North Texas Health Science center at Fort Worth (since October 2020).
●
Served in the U.S. Public Health Service Commissioned Corps from 1992 - 2020, which included service as Deputy Surgeon General and Acting Surgeon General of the United States.
●
Held leadership roles in the U.S. Department of Health and Human Services, including as Principal Deputy Assistant Secretary for Health

The Board has concluded that Ms. Trent-Adams is qualified to serve on the Board because she possesses significant healthcare industry and policy knowledge and expertise, which is critical to the successful design and implementation of our growth strategy.

DOUGLAS D. WHEAT | 71 DIRECTOR SINCE: 1999 COMMITTEE: Board Chair; Executive Committee SKILLS & QUALIFICATIONS: Healthcare Industry Legal/Risk Management Mergers & Acquisitions Finance/Audit

BOARD EXPERIENCE

●
Serves as Chairman of the Board of Overseas Shipholding Group, a publicly-traded ocean transportation services company, since 2014
●
Serves as Chairman of the Board of International Seaways, Inc., a publicly-traded oil and gas tanker company, since 2016
●
Served as Vice Chairman of Dex Media, Inc.
●
Served as Chairman of SuperMedia prior to its merger with Dex One
●
Served as a member of the Board of Directors of several other companies, including Playtex Products (of which he also served as Chairman), Dr. Pepper/ Seven-Up Companies, Inc., Dr. Pepper Bottling of the Southwest, Inc., Walls Industries, Inc., Alliance Imaging, Inc., Thermadyne Industries, Inc., Sybron International Corporation, Nebraska Book Corporation, ALC Communications Corporation, Mother’s Cookies, Inc., and Stella Cheese Company

ADDITIONAL DIRECTOR QUALIFICATIONS

●
Managing Partner of Wheat Investments, a private investment firm
●
Founding and Managing Partner of the private equity company Southlake Equity Group (2007 - 2015)
●
President of Haas Wheat & Partners (1992 - 2006)
●
A founding member of the merchant banking group Donaldson, Lufkin & Jenrette specializing in leveraged buyout financing
●
Practiced corporate and securities law in Dallas, Texas (1974 - 1984)

The Board has concluded that Mr. Wheat is qualified to serve on the Board because he possesses significant healthcare staffing industry knowledge as well as extensive expertise in corporate finance and mergers and acquisitions, all of which are critical to the successful design and implementation of our growth strategy.

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OUR CORPORATE GOVERNANCE PROGRAM

SHAREHOLDER CORPORATE GOVERNANCE OUTREACH

Accountability to AMN shareholders is an essential component of our success, which is why we engage with our shareholders in a variety of ways throughout the year to discuss and obtain feedback on a range of important topics. Management and our Board will engage with shareholders to solicit their views on corporate governance, industry leadership, human capital management, corporate social responsibility and diversity, equality, equity, and inclusion. In addition, our Investor Relations team also meets regularly with shareholders, prospective investors, and investment analysts to discuss company performance, strategy, and sustainable growth.

Our outreach efforts have evolved into a robust program with a customized approach to each shareholder and the topics and initiatives that are most important to them. We believe this results in more meaningful dialogue on relevant topics, builds stronger relationships with our shareholders and ultimately a more successful company. With this customized strategy in place, we conduct a formal outreach in the fall of each year. We look forward to the opportunity to connect with our shareholders and find these engagements to be enlightening and productive. Each shareholder we met with expressed appreciation for our proactive interest in their views, and we certainly appreciated their time and insight.

2021 ENGAGEMENT SUMMARY

Although the focus of each of our shareholders may differ, AMN’s purpose, long-term strategy, commitment to elimination of equity barriers, pay for performance approach to executive compensation and emphasis on corporate governance and social responsibility were well received. One of the focuses of our engagement with a large shareholder is tackling gender pay equity in the U.S. healthcare system.

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ENTERPRISE RISK OVERSIGHT

The Board is responsible for overseeing our enterprise-wide risk management program. In conjunction with this responsibility, the Board addresses our key risks, risk capacity, appetite and tolerance levels that provide the foundation for our overall business strategy and direction. The Board believes that overseeing processes for assessing and managing the various risks we face is important to value creation and value preservation for our shareholders. As a result, the Board meets with executive management to oversee the Company’s enterprise risk governance framework and discuss how the Company’s identified key risks impact its long-term strategies.

Purposeful and calculated risk taking is important for us to be competitive and to achieve our long-term goals. Our enterprise risk governance framework reflects a collaborative process where the Board, executive management and other team members apply a disciplined approach to our strategic planning and operational decisions that is designed to balance the opportunities and threats to our business.

As part of our annual strategic planning process, Executive Management and the Board identify the key risks that jeopardize achievement of our strategic plan. Executive Management and the Board discuss our risk tolerance in light of our (1) existing risk capacity, (2) appetite, if any, to take on additional risk or lessen our risk, (3) risk velocity and (4) mitigation factors. The Board’s determination of our key risks and our tolerance for each ultimately influences how we operate our business, including how we allocate resources and make strategic and operational decisions. We also have designed and maintain internal processes and an internal control environment that further facilitates the identification and management of risks, including response readiness processes, such as planning, disaster recovery and business continuity. As an example of the Board’s active engagement in risk oversight, in 2021, the Board and Executive Management participated in a simulated cybersecurity crisis event to mitigate risk associated with information security.

In addition to the foregoing, the responsibilities of each of the Board’s standing committees are designed to focus attention on risk areas implicated by its area of expertise, and each committee reports regularly to the Board on its identification and assessment of such risks. In 2021, for example, the Compensation Committee provided oversight of a human capital infrastructure project designed to mitigate an identified key risk related to talent. All committees play significant roles in carrying out the risk oversight function that typically focus in their areas of expertise.

ESG OVERSIGHT AND STRATEGY

We aspire to be a leader in propelling the ESG agenda with the healthcare and staffing industries, because it is fundamental to our aspiration to be the most trusted and utilized total talent solution partner for health care organizations in the country. At AMN, we recognize that sound ESG practices create financial value by mitigating risk, driving innovation, fostering talent engagement, reducing costs and building trust among our stakeholders. As a company steeped in its core values of passion, trust, respect, customer focus, continuous improvement, and innovation, we have always held our operations to high standards, and we are excited to share how we have accelerated our ESG journey in 2021 by integrating our ESG practices with our business strategy and long-standing commitment to operate in a socially responsible and sustainable manner.

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To achieve this, we have aligned our ESG strategy with the following Sustainable Development Goals, which were set by the United Nations General Assembly in 2015 as a blueprint to achieve a better and more sustainable future for all.

UNITED NATIONS SUSTAINABLE DEVELOPMENT GOALS

HEALTH IS AT OUR CORE We are Empowering the Future of Care and Passionate about Health Equity
GENDER EQUALITY LEADER We lead in Gender Equality with our C-Suite and Board of Directors, and we are tackling pay equity and more
WORKFORCE IS OUR BUSINESS We Deployed more than 95,000 healthcare professionals in 2021 and invest heavily in supplier diversity
DEI IS IN OUR DNA We strive to build a Diverse, Equitable, and Inclusive AMN, and we are committed to Driving DEI across the Healthcare and Staffing Industries
INDUSTRY INFLUENCER We aspire to accelerate Healthcare’s Transformation to Net-Zero Climate Impact

At AMN, we understand that transparency and accountability surrounding our ESG program is critical to maintaining the trust and support of our stakeholders, so we strive to report more robustly each year and disclose our ESG performance in alignment with the following sustainability reporting standards and frameworks. In our new ESG Report, which we anticipate publishing in March of this year, we look forward to sharing the progress we have made over the past year in detail.

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To support our strategy, we align our ESG infrastructure with the following pillars:

ESG PILLARS

CORPORATE GOVERNANCE
To maintain a strong ethical culture, we design our governance practices to align with our core values, mission, purpose, and vision. To achieve this, we provide transparent disclosure to stakeholders under a holistic strategy that integrates all components of effective governance, including a robust enterprise risk management program, ongoing shareholder engagement, and sound financial, regulatory, legal, compliance and social responsibility practices.
HUMAN CAPITAL MANAGEMENT
We are in the business of workforce management so are uniquely positioned to understand that the attraction development, engagement, and retention of diverse talent is paramount to achieve our short and long-term goals
SOCIAL IMPACT
We support our communities at global, national, and local levels through philanthropy, volunteerism, and civic engagement. Through civic engagement, we strive to create a stronger, more cohesive society and reinforce our mission and commitment to diversity, equality, equity, and inclusion, which includes advancing the diversity of our vendors, and supplier partners and funding minority-owned business certifications.
SUSTAINABLE OPERATIONS
Human health is intricately linked to the health of the planet we share and solidifies our commitment as a global citizen to reduce our carbon footprint in support of the transition to a low-carbon future by continuing to assess climate risks to the business and identifying opportunities that will make our operations more sustainable for long-term growth.

GOVERNANCE STRATEGY

Our commitment to building an industry leading ESG infrastructure starts at the top of the organization with our Board of Directors, who are actively engaged in overseeing the Company’s ESG strategy, practices, and reporting. Our Board and its committees regularly and carefully review key governance documents, including our corporate governance guidelines, code of conduct and code of ethics for senior financial officers, to ensure they contain best practices that are relevant and support our objectives and the values-based culture we strive to maintain. The foundation of our corporate governance strategy is to promote transparent disclosure to our stakeholders on an ongoing and consistent basis, so we publish these documents, among others, under the “Governance” section of the “Investors Relations” page on the Company’s website at https://ir.amnhealthcare.com/governance/governance-documents/default.aspx, and we are happy to provide these materials in print for any stakeholder upon request.

Risk management is an integral component of AMN’s business strategy, culture, and operations, so our Board’s oversight role and governance practices continue to evolve to support the resilience of our business and sustainability of our operations. Our strategy focuses on identifying the ESG risks and opportunities that are most relevant to our business and then prioritizing those areas where we can achieve the greatest impact. To support the continuous evolution of these practices, we develop strategies to monitor or mitigate ESG risks, capitalize on opportunities, and disclose our progress to stakeholders on an ongoing and consistent basis.

Our executive management team sets the tone each day to foster a culture that represents the AMN Difference and functions as the foundation for advancing our long-term ESG strategy. To help support our strategy, we have a dedicated team of cross-functional professionals who are focused on ensuring that our day-to-day operations are aligned with our ESG goals and principles.

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ENVIRONMENTAL STRATEGY

With healthcare professionals on assignment all over the country, we monitor ESG risks and are actively engaged in identifying opportunities associated with the transition to a low-carbon economy. In 2022, we established a Sustainability Champion Committee consisting of a cross-functional team to help us review and manage a wide spectrum of relevant risks and engage internal talent to help achieve our sustainability goals. We anticipate disclosing these in more detail in our ESG Report, which we plan to publish in March of this year on our new Corporate Social Responsibility webpage, which we launched in the summer of 2021 to better communicate our progress: https://www.amnhealthcare.com/about/corporate-social-responsibility/

In 2021, we responded to our shareholders’ call for transparency surrounding climate change by developing a comprehensive three-year ESG roadmap aligned with the United Nations Sustainable Development Goals and linked to our enterprise-wide business strategy. We also calculated our Scope 1 and Scope 2 greenhouse gas emissions and established specific targets and metrics to monitor, manage, and report on our environmental performance and progress toward achieving net-zero carbon emissions.

HUMAN CAPITAL STRATEGY

A foundational element of our ESG infrastructure is our human capital management strategy. We don’t just hire people; we invest in them to help them reach their personal and professional goals. Our healthcare professionals and team members are key assets that allow us to deliver long-term sustainable value to our stakeholders. We believe that AMN’s future success largely depends on the caliber of our talent and the full engagement and inclusion of our team members and healthcare professionals. With this objective in mind, we identify and monitor a variety of risks and opportunities that are central to our long-term strategic objectives, such as our diversity, equality, equity and inclusion program, team member engagement, professional development and employee health and safety to ensure we are delivering on our commitment to promote a purpose-driven and values-based culture that is centered around business ethics and professional integrity.

AMN HEALTHCARE PROMOTES INCLUSION IN THE:

At AMN, we are committed to actively engaging in building an organization and society where equality is the norm, equity is achieved, and inclusion is universal so that we may all thrive. We believe that investing in our team members and healthcare professionals ensures the sustainability of our business. Our people are critical assets that we must continually invest in and strategically develop to maximize their long-term value and potential. To this end, we focus our long-term strategy on diversity, equality, equity and inclusion, team member engagement, professional development and employee health and safety. To advance our mission and core values, we align our business strategy with the development of our people and foster an inclusive culture based on our pillars of diversity, which include the workforce, workplace, and marketplace.

WORKFORCE We are committed to recruiting and onboarding team members that support and align with our diversity, equality, equity, and inclusion goals dedicated to inclusive representation.
WORKPLACE
We are committed to fostering a culture of respect and inclusion of all backgrounds and perspectives through our 8 employee resource groups (“ERGs”) and 100+ Diversity Champions across the organization.
MARKETPLACE
We believe that equitable business opportunities contribute to a more equitable world. Our commitment to diversity extends to the healthcare professionals we place, the clients we serve, our vendors, suppliers, and our community.

DIVERSITY, EQUALITY, EQUITY, AND INCLUSION

Within our workforce, we continue to expand our talent sourcing efforts to ensure that we are attracting a more diverse slate of candidates that reflect the communities we serve with the goal of demonstrating year over year increase in historically underrepresented leadership across the organization. We continue to review our practices, job descriptions, and job postings to ensure the use of neutral language to eliminate unintended barriers and attract a diverse workforce. Transparency and accountability are catalysts for change, so we disclose diversity metrics on our corporate website and measure our efforts through market surveys such as the Bloomberg Gender-Equality Index and the Human Rights Campaign Corporate Equality Index, both of which have recognized AMN as a leader for the past five consecutive years. We manage diversity metrics and track annual goals at both an enterprise and department level.

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Corporate Governance

We also hold leadership accountable for our diversity-related goals by integrating demonstrated leadership metrics surrounding our diversity, equality, equity, and inclusion program into our executive’s cash incentive compensation.

Within our workplace, our objective is to demonstrate year over year increase in historically underrepresented leadership across the organization by attracting leaders from outside the organization, decreasing internal turnover rates and increasing internal promotions among team members belonging to historically underrepresented groups. To achieve this, we expanded our relationships with historically black colleges, veteran groups, and other diverse organizations to attract talent utilizing diverse slate practices. In addition, we increased our investments in professional development leadership programs for our internal emerging talent.

Volunteer Time Off Also includes peaceful demonstrations	Additional Floating Holidays Can be used for any personal holiday or diversity celebration	Diverse Business Pledge Funding 100 minority- owned business certifications	Unconscious Bias & Inclusive Leadership Training For Team Members and Leaders	AMN Mentorship of diverse vendors and supplier partners

EMPLOYEE RESOURCE GROUPS AT AMN

At AMN, we achieve our goals by capitalizing on differing cultures, backgrounds, experience, and perspectives.

In 2021, we continued to make progress in our workplace by encouraging more team members to engage through our expanded network of employee resource groups by promoting an inclusive infrastructure that closely aligns with the diverse interests and backgrounds of our team members. Last year, the Company increased its investments in diverse talent and dedicated the resources necessary for our team members to continue to build our ERG ecosystem by providing each employee resource group with an annual budget of $25,000. As of December 31, 2021, the Company actively supports eight employee resource groups and approximately 25% of our corporate team members participation, and we look forward to continuing to build on our ERG infrastructure and participation rate in 2022.

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Corporate Governance

COMMUNITY ENGAGEMENT AND SUPPLIER DIVERSITY

Justice is fundamental to our company culture and core values of trust and respect, so we took intentional actions in the marketplace to extend our commitment to diversity, equality, equity, and inclusion for our healthcare professionals, clients, vendors, supplier partners, and communities. We believe that equitable business opportunities contribute to a more equitable world, so we actively facilitate business partnerships with diverse contractors and suppliers by identifying business opportunities and partnerships that support small, minority, women, veteran, and LGBTQ+ owned businesses. We understand that through supplier diversity, we have an opportunity to benefit the overall socioeconomic health of the communities we serve, so we increased our diverse and small supplier spend to $378 million dollars, funded 100 minority-owned business certifications, and expanded our a vendor development program. A key focus moving forward is to identify business opportunities beyond the traditional minority, women, and veteran-owned businesses to the inclusion of LGBTQ+ and disability-owned businesses.

Being a healthcare industry leader demands purpose, a commitment to serve our communities, and the drive to use our resources for the greater good. To this end, we strive to create a meaningful impact and actively engage in philanthropy and community service to create a stronger, more cohesive society that supports our purpose and mission. Our core values act as a compass to our commitment to corporate social responsibility, and we align our charitable giving efforts with these values to help organizations and communities flourish. To demonstrate this commitment, we committed $8.9 million to non-profit organizations focused on social justice, diversity, equality, and inclusion, health equity, and resilience in healthcare. We put our values into action through our philanthropic support to non-profits focused on our pillars of giving, which include health and human services, community development, disaster and emergency response, and diversity, equality, equity, and inclusion. AMN only supports nonprofits that encourage diversity, promote tolerance, and share these values and ethics. Our goal is to have a positive impact on the health and well-being of all our stakeholders in our local and global communities. Below are some of the non-profit organizations we supported over the past year:

American Heart Association.

I Love a Clean San Diego

The Dallas Foundation

FEEDING AMERICA

Make-A-Wish.

HUMAN RIGHTS CAMPAIGN

PHFS
PORTLAND HOMELESS FAMILY SOLUTIONS

RONALD McDONALD HOUSE CHARITIES

TOYS FOR TOTS

National League for Nursing

ANA
AMERICAN NURSES ASSOCIATION

NBNA
NATIONAL BLACK NURSES ASSOCIATION, INC.

AONL
American Organization for Nursing Leadership™

the schwartz center
FOR COMPASSIONATE HEALTHCARE

The DAISY Award®
FOR EXTRAORDINARY NURSING FACULTY
HONORING NURSES INTERNATIONALLY
IN MEMORY OF J. PATRICK BARNES

AzNA
ARIZONA NURSES ASSOCIATION

NMSDC
50TH ANNIVERSARY

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Corporate Governance

POLICIES AND PROCEDURES GOVERNING CONFLICTS OF INTEREST AND RELATED PARTY TRANSACTIONS

The Governance Guidelines, our Code of Conduct and the Company’s Related Party Transactions Policy collectively establish the Company’s procedures related to conflicts of interest and related party transactions.

Under these policies, directors and executive officers must notify the Company’s Chief Legal Officer in advance of any potential “related party transaction” that the Company would be required to disclose publicly under Item 404 of Regulation S-K promulgated under the Securities Exchange Act of 1934. Potential related party transactions involving the Chief Legal Officer must be disclosed to the CEO. If the Chief Legal Officer or CEO, as the case may be, determines that a potential related party transaction would be an actual related party transaction, if consummated, such matter must be referred to the Governance and Compliance Committee for review and approval. The Committee may approve the transaction if it determines that consummation of the transaction is in the best interests of the Company’s shareholders.

Further, our policies require our directors and executive officers to avoid any action, position or interest that conflicts with an interest of the Company or gives the appearance of a conflict. Any potential conflict of interest involving our directors or executive officers must be reported in advance to the Chairman of the Board and Chief Legal Officer. If the Chief Legal Officer determines that an actual conflict of interest may exist, then the matter must be referred to the Governance and Compliance Committee for review. If the Governance and Compliance Committee determines that an actual conflict exists, the Company is required to implement guidelines and procedures necessary to remove the conflict.

CERTAIN TRANSACTIONS

In determining whether directors are independent, the Board considered Ms. Fontenot’s role as an independent director at LHC Group, Inc. and Orlando Health, Inc. In 2021, we continued commercial relationships with LHC Group and Orlando Health that existed before Ms. Fontenot joined the Board under which the Company provides clinical staffing and language services to LHC Group and Orlando Health. The approximately $1.5 million and $8.2 million in fees that we received from LHC Group and Orlando Health, respectively, in 2021 were negotiated on an arm’s-length basis and are within the categorical independence standards that the Board has adopted. Neither relationship prevents Ms. Fontenot from qualifying as an independent director under the categorical independence standards, and the Board considers Ms. Fontenot to be an independent director.

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Corporate Governance

BOARD AND COMMITTEE STRUCTURE

BOARD LEADERSHIP STRUCTURE

The Board has carefully considered its leadership structure, including whether the role of Chair should be a non-executive position or be combined with that of the CEO. Following due consideration, the Board continues to conclude that maintaining an independent chair best positions the Board to promote shareholders’ interests and contribute to the Board’s overall efficiency and effectiveness. Our CEO, Ms. Salka, is responsible for working with the Board in setting our strategic direction and our day-to-day leadership and performance, while the Chair of the Board, Mr. Wheat, leads the Board in overseeing our strategy, provides guidance to our CEO and presides over meetings of the Board. As announced on March 10, 2022, Ms. Salka intends to retire by the end of the year ending December 31, 2022. The Board has a CEO succession process in place and is engaging a search firm to evaluate internal and external candidates. Mr. Wheat will chair the search committee along with other independent directors Jeffrey Harris, Chairman of the Corporate Governance Committee, and Martha Marsh, Chairperson of the Compensation Committee.

DOUGLAS D. WHEAT

CHAIR OF THE BOARD

The Board has selected Douglas D. Wheat to serve as its independent Chair because he:

●	Brings unique and extensive board leadership experience that effectively allows him to lead our high-performing Board by keeping it focused on key areas of oversight, coordinating across committees and facilitating effective communication among directors and the Company’s executive management;

●	Fosters a productive relationship between the Board and the Company’s CEO by providing a sounding board with candid, constructive feedback from the Board to the Company’s executive management team;

●	Is deeply committed to our values and mission while driving long-term shareholder value;

●	Increases the independent oversight of the Company and partners with the Compensation Committee to oversee the performance and compensation of our CEO; and

●	Acts as an independent spokesperson for the Company to our shareholders.

DUTIES OF OUR CHAIRMAN

●	Serves as Chair of regular sessions of the Board and manages the overall Board process.

●	Leads the Board in anticipating and responding to crises.

●	Oversees and monitors Board engagement to ensure our directors are in-tune with issues of our dynamic industry and the evolving landscape.

●	Supports the Governance and Compliance Committee with board refreshment and executive leadership succession

●	Models the culture and values expected of all directors.

●	Conducts individual meetings with other directors, including the CEO, and executive management to encourage open communication, collaboration and differences in perspective.

●	Evaluates overall Board effectiveness, with emphasis on identifying areas of enhancement, development and/or furtherance and communicating these observations to the Board for discussion.

●	Represents the Board on occasions where it is important for the Board to respond on matters independently from or in concert with the Company’s executive management team.

●	Provides guidance and direction to the CEO and executive management team.

●	Engages with shareholders and presides over the Company’s Annual Meeting of Shareholders. Also recommends to the Board an agenda to be followed at the Annual Meeting.

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Corporate Governance

COMMITTEES OF THE BOARD

We have standing Audit, Corporate Governance and Compliance, and Compensation Committees. We also have an Executive Committee that meets periodically, as necessary, to oversee the Company’s business development and capital allocation strategy. The Board committees are chaired by independent directors, each of whom report to the Board at meetings on the activities and decisions made by their respective committees. The Board makes committee assignments and designates committee chairs based on a director’s independence, knowledge, and areas of expertise. We believe this structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at Board meetings.

We describe the current functions and members of each committee below. A more detailed description of the functions, duties and responsibilities of the Audit, Governance and Compliance and Compensation Committees is included in each Committee’s charter and available in the link entitled “Governance” located within the “Investor Relations” tab of our website at www.amnhealthcare.com.

The table below provides current committee memberships and fiscal year 2021 committee meeting information:

Director	Audit(1)	Compensation(2)	Corporate Governance and Compliance(3)	Executive
Mark G. Foletta	●
R. Jeffrey Harris		●	●	●
Jorge A. Caballero	●		●
Martha H. Marsh		●
Susan R. Salka				●
Teri G. Fontenot	●		●
Sylvia Trent-Adams		●	●
Douglas D. Wheat				●
Daphne E. Jones	●	●
Committee Meetings and Actions by Written Consent
Total Committee Meetings	9	7	5	1
Actions by Written Consent	0	3	0	1
●	Chair
●	Member

(1)	The Board has determined that all Audit Committee members (A) are financially literate, and (B) meet the criteria for independence set forth in Rule 10A-3 under the Exchange Act, and Section 303A of the NYSE Listed Company Manual. The Board further determined that Jorge A. Caballero, Mark G. Foletta and Teri G. Fontenot are each an “Audit Committee Financial Expert” as defined by SEC Rules and Regulations.

(2)	The Board has determined that all members of the Compensation Committee meet the standards for independence required by the NYSE.

(3)	The Board has determined that all members of the Governance and Compliance Committee meet the standards for independence required by the NYSE.

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Corporate Governance

AUDIT COMMITTEE

MARK G. FOLETTA (Chair) Members Teri G. Fontenot Jorge A. Caballero Daphne E. Jones Total Committee Meetings 9 Attendance 100%

The Audit Committee is responsible for, among other things, overseeing our financial reporting process and cybersecurity risk management. In performing its functions, the Audit Committee:

●   reviews our internal accounting controls and audited financial statements,

●   reviews with our independent registered public accounting firm the scope of its audit, its audit report, and its recommendations,

●   considers the possible effect on the independence of such firm in approving non-audit services requested of it,

●   reviews disclosures made by our CEO and CFO in connection with the certification of our periodic reports,

●   reviews and discusses with management significant technology strategic initiatives, operations and risk,

●   reviews and discusses with management the Company’s process to manage our major enterprise risk exposures and the steps taken to monitor, control and manage such exposures,

●   receives and reviews quarterly reports from the Chief Information & Digital Officer on the Company’s technology and cyber risk profile, and

●   appoints our independent registered public accounting firm, subject to ratification by our shareholders.

KEY 2021 ACTIVITIES

●   Oversaw the continued deployment of and investment in the Company’s strategic cybersecurity initiatives

●   Guided the Company through the selection and transition of our new CFO

●   Oversaw the relationship between the Company’s finance team and its independent auditor to ensure an effective virtual audit process

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Corporate Governance

COMPENSATION COMMITTEE

MARTHA H. MARSH (Chair) Members R. Jeffrey Harris Sylvia Trent-Adams Daphne E. Jones Total Committee Meetings 7 Attendance 100%

The Compensation Committee is responsible for, among other things, overseeing our executive compensation and human capital management programs. In the course of performing its functions, the Compensation Committee:

●   establishes the executive compensation philosophy for the Company,

●   designs executive compensation programs to attract, incent and retain executive talent,

●   reviews, and, when appropriate, administers and makes recommendations to the Board regarding (A) compensation of our CEO, all senior executives that report directly to our CEO and our directors and (B) our incentive compensation plans and equity-based plans,

●   prepares the Compensation Committee Report and oversees the preparation of our compensation disclosure and analysis to be included in our annual proxy statement and recommends its inclusion in the annual proxy statement to the Board,

●   recommends the proposals on “say-on-pay” and the frequency of the “say-on-pay” vote that are required by SEC rules

●   reviews our incentive compensation arrangements generally to determine whether they encourage excessive risk-taking,

●   evaluates the performance of our CEO, and

●   oversees the Company’s human capital management strategy, including talent recruitment, retention and engagement and its diversity, equality, equity, and inclusion initiatives.

For further information about the responsibilities of the Compensation Committee, please see the Compensation Discussion and Analysis portion of this proxy statement below.

KEY 2021 ACTIVITIES

●   Designed mid-year retention equity awards for key executives in recognition of the competitive labor environment and exceptional company performance

●   Continued to oversee the development and execution of the Company’s human capital management strategies, including its diversity, equality, equity, and inclusion program and commitment to equal pay principles

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee, whose members are Ms. Marsh, Mr. Harris, Ms. Jones, and Ms. Trent-Adams consists exclusively of non-employee, independent directors, none of whom has a business relationship with us, other than in his or her capacity as director, or has any interlocking relationships with us that are subject to disclosure under the rules of the SEC related to proxy statements.

COMPENSATION COMMITTEE CONSULTANT INDEPENDENCE

The Compensation Committee retains an independent consultant to assist it in fulfilling its responsibilities. Since 2008, the Compensation Committee has utilized Frederic W. Cook & Co., Inc. as its compensation consultant. Our compensation consultant advises the Compensation Committee on a variety of topics, including, among others, our equity compensation program, the design of our cash incentive program, the evaluation of the alignment of our compensation program with our shareholders’ interests, the risks presented by our executive compensation program structure, the assessment of the program compared to our peers and director and executive compensation trends.

In retaining and utilizing Frederic W. Cook & Co., the Compensation Committee considers (1) our directors’ experience with its employees and representatives while serving on other boards, (2) knowledge and experience in executive compensation program design, corporate finance and legal and regulatory issues, (3) experience providing consultative services to boards, as well as its analysis of our existing program and proposal of key considerations in evaluating and strengthening our program and (4) factors affecting independence, including factors set forth by the NYSE for evaluating the independence of advisors. In connection with its consideration of Frederic W. Cook & Co.’s independence, the Compensation Committee factored in that Frederic W. Cook & Co. does provide consulting services to other companies that have a director who is also a director of ours, but it does not have any other relationship with or provide any other services to us. As a result of the Compensation Committee’s review of the factors affecting independence, it has determined that Frederic W. Cook & Co. is independent and has no conflicts of interest with us.

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Corporate Governance

CORPORATE GOVERNANCE AND COMPLIANCE COMMITTEE

R. JEFFREY HARRIS (Chair) Members Jorge A. Caballero. Sylvia Trent-Adams Teri G. Fontenot Total Committee Meetings 5 Attendance 100%

The Corporate Governance and Compliance Committee is responsible for, among other things, overseeing our board composition and refreshment strategies, corporate governance practices, ESG reporting strategies and ethics and compliance programs. In the course of performing its functions, the Corporate Governance and Compliance Committee:

●   identifies and recommends qualified individuals with diverse backgrounds and experiences to become members of the Board,

●   oversees the Company’s ESG strategies and practices, including its governance reporting frameworks and climate-related risks and opportunities,

●   periodically evaluates the Code of Conduct and the Governance Guidelines,

●   reviews the performance of the Board and its committees on an annual basis,

●   oversees all aspects of the Company’s ethics and compliance programs, including the Company’s healthcare, employment and privacy regulatory compliance and risk oversight with respect to the credentialing of candidates,

●   reviews and evaluates succession planning for the CEO and other members of our executive management team,

●   recommends potential successors to the CEO, oversees our shareholder engagement program as it relates to corporate governance issues and considers feedback provided by our shareholders, and

●   reviews and discusses with our executive team relevant quality metrics, compliance with certification standards and related laws and regulations as well as our enterprise risk management process relating to the quality of our services.

KEY 2021 ACTIVITIES

●   Continued to execute the Board’s refreshment and composition strategy by identifying and onboarding Jorge Caballero.

●   Continued to help guide the Company’s COVID-19 response by overseeing strategies related to its healthcare provider and client experience efforts.

●   Oversaw the development of the Company’s 3-year ESG roadmap aligned with the United Nations Sustainable Development Goals and linked to the Company’s 3-year business strategy.

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Corporate Governance

EXECUTIVE COMMITTEE

DOUGLAS D. WHEAT (Chair) Members R. Jeffrey Harris Susan R. Salka Total Committee Meetings 1 Attendance 100%

The Executive Committee exercises the power of the Board between its meetings, including the approval of certain acquisitions within established parameters.

KEY 2021 ACTIVITIES

●   Oversaw the Company’s acquisition of Synzi Holdings, Inc. and SnapMD, LLC

●   Oversaw the Company’s business development strategies and evaluated acquisition targets

MEETINGS AND ATTENDANCE

We expect each of our directors to attend each meeting of the Board and of the committees on which he or she serves. We also expect our directors to attend our annual meetings. Our Board has an excellent record of attendance and engagement. During 2021, the Board met 6 times, and took 1 action by unanimous written consent. In 2021, our directors attended 100% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she has been a director) and (ii) the number of meetings held by all committees of the Board (during the periods that he or she served on such committees). All our then-serving directors also attended our 2021 Annual Meeting of Shareholders.

EXECUTIVE SESSIONS

The Board has executive sessions at each regularly scheduled Board meeting during the year, for which our management director, Ms. Salka, is not present.

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Corporate Governance

DIRECTOR COMPENSATION AND OWNERSHIP GUIDELINES

Members of the Board who are not employees of the Company receive compensation for their service in the form of cash and equity. We refer to these directors as “Independent Directors.” Each form of compensation is evaluated by the Compensation Committee on an annual basis.

DIRECTOR COMPENSATION PHILOSOPHY AND PROCESS

The Compensation Committee believes director pay should be aligned with the long-term interests of our shareholders, so it gives substantial weight to the equity component, which represented approximately two thirds of our Independent Directors median total compensation in 2021.

As part of their annual review process, the Compensation Committee evaluates a variety of sources and benchmarks the compensation we pay our Independent Directors against our executive compensation peer group and relevant market data. It also consults with our independent compensation consulting firm, Frederic W. Cook & Co., Inc., prior to issuing a recommendation to the Board, which it has historically done in April. Following this process provides the Compensation Committee with more visibility into director pay trends based on the most recently disclosed public filings of peer companies included in its analysis.

DIRECTOR CASH COMPENSATION

We pay our Independent Directors an annual cash retainer that is paid in advance on a quarterly basis. We do not pay any meeting fees to our directors. The Chairman of the Board, Committee Chairpersons and one Executive Committee member receive an additional annual retainer for their services. We also reimburse directors for out-of-pocket expenses incurred in connection with their service. Annual retainers are paid in four equal quarterly installments. The table below sets forth the current annual retainer schedule for our Independent Directors.

Position	Annual Retainer ($)
Independent Director	75,000	(1)
Chairperson of the Board	100,000
Chairperson of Audit Committee	30,000
Chairperson of Compensation Committee	15,000
Chairperson of Corporate Governance and Compliance Committee	15,000
(1)	On April 21, 2021, we approved an increase in the annual cash retainer from $70,000 to $75,000.

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Corporate Governance

DIRECTOR EQUITY COMPENSATION

We typically grant full-value equity awards to Independent Directors upon appointment or election to the Board, and annually thereafter during the director’s term. Because we believe that director compensation should be weighted in equity, we anticipate that we will continue to grant annual equity awards to our Independent Directors for the foreseeable future. The aggregate grant date fair value, which we refer to as AGD Fair Value, of such equity awards is $160,061, which we believe aligns with the market for independent director compensation.

On April 21, 2021, each Independent Director serving on the Board at such time received an equity award of 2,139 restricted stock units, which we refer to as RSUs. The RSU awards issued to our Independent Directors vest on the earlier of the one-year anniversary of the grant date or the 2022 annual meeting of shareholders, provided such director remains in service. Each director was also given the option to defer receipt of the shares underlying the RSUs until their separation of service from the Board. Independent Directors that are elected to the Board at a time other than in connection with our annual meeting receive an equity award upon election in an amount equal to the pro rata annual grant value approved for Independent Directors for the anticipated service time from his or her date of election through the Company’s next annual meeting of shareholders. The chart on the right illustrates a breakdown of the current annual compensation our Independent Directors, excluding committee retainers.

INDEPENDENT DIRECTORS Cash vs. Equity Compensation

DIRECTOR COMPENSATION TABLE

The following table reflects compensation that our directors earned during fiscal year 2021. The table does not include Ms. Salka, who received no additional compensation for her service as a director.

Name	Fees Paid in Cash ($)	Fees Paid in Stock ($)(1) (2)	Total ($)
Mark G. Foletta	103,750	160,061	263,811
R. Jeffrey Harris	88,750	160,061	248,811
Michael M.E. Johns, M.D.(3)	21,827	—	21,827
Martha H. Marsh	88,750	160,061	248,811
Jorge A. Caballero(4)	3,668	47,388	51,057
Sylvia Trent-Adams	73,750	160,061	233,811
Douglas D. Wheat	173,750	160,061	333,811
Daphne E. Jones	73,750	160,061	233,811
Teri G. Fontenot	73,750	160,061	233,811
(1)	The amount set forth in this column represents the AGD Fair Value of the 2,139 RSUs granted to each director elected to the Board on the date of the Annual Meeting of Shareholders held on April 21, 2021, and, for Mr. Caballero, it reflects the pro-rated AGD Fair Value of the 437 RSUs awarded to him on the date of his appointment.
(2)	On April 21, 2021, we approved an increase to the annual equity retainer from $140,000 to $160,000.
(3)	Dr. Johns retired from the Board in April 2021.
(4)	Mr. Caballero was appointed to the Board on December 14, 2021.

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Corporate Governance

DIRECTOR EQUITY OWNERSHIP REQUIREMENT

Our Board believes that all directors should maintain a meaningful personal financial stake in the Company to further align their long-term interests with our shareholders. Accordingly, it is the Board’s desire that each non-management director will hold Common Stock and vested but unsettled RSUs of the Company equal to a value of at least five times the director’s annual cash retainer (i.e., $375,000). The Company does not take into account the value of unvested RSUs and vested or unvested stock appreciation rights and options in determining whether a director meets our director equity ownership guidelines.

As of December 31, 2021, all AMN directors satisfy our director equity ownership guidelines, except for our newest two directors, Ms. Trent-Adams and Mr. Caballero, who were appointed to the Board October 2020 and December 2021, respectively.

2022 Proxy Statement	41

Executive Officers

Our named executive officers as of December 31, 2021 are listed below. We provide information regarding the business experience, qualifications, and affiliations of our currently employed named executive officers who are not directors below. For Ms. Salka’s experience, qualifications, and affiliations, please see page 23 above.

JEFFREY R. KNUDSON | 47

Chief Financial Officer and Treasurer

Mr. Knudson joined us as Chief Financial Officer and Treasurer in November 2021. In his role, Mr. Knudson oversees the Company’s accounting, finance, investor relations and internal audit functions as well as certain customer support operations.

Prior to his appointment as Chief Financial Officer and Treasurer, Mr. Knudson served as Chief Financial Officer and Executive Vice President, Supply Chain of At Home Group, Inc., in which capacity he oversaw accounting, financial planning and analysis, treasury, investor relations, and internal audit and supply chain activities.

Prior to Mr. Knudson’s tenure with At Home Group, Inc., he served in several leadership positions at CVS Health and CVS Caremark Corp., including as Senior Vice President of Finance and Retail Controller for their retail pharmacy segment. Prior to CVS, Mr. Knudson was a key member of the treasury and mergers and acquisition leadership teams at L Brands and Express Scripts.

Mr. Knudson received his bachelor’s degree in accounting and finance from the University of San Diego.

MARK C. HAGAN | 53

Chief Information and Digital Officer

Mark Hagan joined us as Chief Information Officer in June 2018. In March 2020, Mr. Hagan was promoted to Chief Information and Digital Officer and is responsible for our digital strategy, technology R&D, enterprise information technology infrastructure, operations, development, security, and program management operations.

Prior to joining AMN, from 2014-2018, Mr. Hagan was Chief Information Officer and Senior Vice President of IT at Envision Healthcare, a diverse healthcare services and technology company and a leading provider of physician-led services, post-acute care, ambulatory surgery services, and related management services. Prior to Envision, Mr. Hagan was IT Director at TeleTech.

Mr. Hagan currently serves as a director of M&M Properties Colorado LLC and Wonolo, Inc.

Mr. Hagan holds a Master of Business Administration from the University of Colorado, a Bachelor of Science and Computing from Queensland University of Technology.

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Executive Officers

DENISE L. JACKSON | 57

Chief Legal Officer and Corporate Secretary

Ms. Jackson joined us as General Counsel and Vice President of Administration in October 2000 and we appointed her as our Corporate Secretary in May 2003. Ms. Jackson is responsible for our legal, environmental, social and governance functions, compliance, risk management, real estate, and executive compensation.

Prior to joining AMN, from 1995 to September 2000, Ms. Jackson worked for The Mills Corporation serving as Vice President and Senior Counsel from 1998 to 2000.

Ms. Jackson serves on the Board of Tractor Supply Company (TCSO: Nasdaq), the largest retailer of rural lifestyle products in the United States and is the Chair of its Corporate Governance Committee and a member of its Audit Committee.

Ms. Jackson holds a Juris Doctorate degree from the University of Arizona, a Master of Public Health from The George Washington University and a Bachelor of Science in Liberal Studies from the University of Arizona. Ms. Jackson is licensed as an attorney in California, the District of Columbia, Arizona, and New York.

2022 Proxy Statement	43

Executive Compensation

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act, as amended by the Dodd-Frank Act, enables our shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules. As previously disclosed, the Board has determined that it will hold an advisory vote on executive compensation on an annual basis, and the next shareholder advisory vote will occur at our 2022 Annual Meeting of Shareholders.

As described in detail in the Compensation Discussion and Analysis section below, we design our executive compensation programs to attract, motivate, and retain our named executive officers, who are critical to the Company’s success. Under these programs, we reward our named executive officers for the Company’s successful performance, the achievement of specific annual, long-term, and strategic goals, and the realization of increased value for our shareholders. The executive compensation packages paid to our named executive officers are substantially tied to our strategic objectives, financial plan, and total shareholder return and align with the interests of our shareholders and our commitment to corporate social responsibility. The Compensation Committee closely monitors evolving best practices as well as the compensation programs and pay levels of executives at peer companies to ensure that our compensation programs fall within the normal range of relevant market practices.

We ask that you support the compensation of our named executive officers as disclosed in our Compensation Discussion and Analysis and the accompanying tables contained in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, Summary Compensation Table and the other related tables and narrative disclosure.”

Because your vote is advisory, it will not bind us, the Compensation Committee, or our Board. However, our Board and our Compensation Committee value the opinions of our shareholders and will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs and policies.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

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COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

2021 PAY AND PERFORMANCE

As the COVID-19 pandemic continued to disrupt our communities and workplaces for a second straight year, we are proud that AMN Healthcare was there to support its stakeholders every step of the way. To support the unprecedented demand, we grew our team and invested in our technology-based solutions and digital capabilities to provide resources to help clients and healthcare professionals navigate the continued challenges and stress associated with the pandemic and the evolving healthcare delivery environment. The Compensation Committee believes that AMN’s prompt and effective response to the pandemic, strategic vision, and investments in technology, innovation, and human capital were key to the Company’s outstanding performance in 2021 and demonstrates the agility necessary to navigate a volatile landscape while serving the diverse needs of our stakeholders and continuing to execute on our long-term growth strategy.

The Company delivered another year of strong financial performance in 2021 by increasing total revenue to $3.98 billion and Adjusted EBITDA to $635 million(1), a 66% and 98% increase over 2020, respectively. As part of our long-term strategy to create sustainable value for shareholders, AMN acquired Synzi and its wholly owned subsidiary SnapMD in April 2021, which offer virtual care technology platforms that serve the outpatient and home health markets. We believe that the strategic acquisition of Synzi uniquely positions the Company to provide its clients with additional tools to navigate the changing landscape that has accelerated the need for digital communication capabilities that enhance the patient care experience and drive efficiency and connectivity with their healthcare professionals.

This year’s Compensation Discussion and Analysis highlights decisions made by the Compensation Committee in the context of AMN’s stellar financial and operational performance. The Compensation Committee has primary oversight over the design and execution of the Company’s executive compensation program that is structured on a pay-for-performance model that leverages short-and long-term incentives to drive multiple dimensions of performance and aligns the interests of our executives with those of our shareholders and other stakeholders. More specifically, we have designed a total rewards program consisting of base salary, annual cash bonuses, and long-term equity incentive awards. By aligning pay with performance, we motivate and reward our executives for increases in long-term shareholder value by granting performance restricted stock units based on total shareholder return and Adjusted EBITDA performance over a three-year period. We designed our 2021 Senior Management Incentive Bonus Plan, which we refer to as the Bonus Plan, to ensure that 70% of each executive’s annual cash bonus target is based on annual revenue and adjusted EBITDA goals, which serve as two key financial metrics for the Company. The Compensation Committee believes that the combination of these longer-term equity and annual cash incentive vehicles are effective to motivate and reward our executives, which is why they make up the majority of their total compensation packages. As a result of this pay-for-performance focused structure and our leadership’s strong performance in 2021, the Company’s named executive officers earned the maximum amount possible under each of our performance incentive programs, which we cap at either 175% or 200% of target.

The Compensation Committee believes that the Company’s pay-for-performance structure appropriately incents executives without excessive risk and is comfortable that the outcomes under the Company’s incentive compensation plans reasonably reflect the balance of short- and long-term performance, and that the Company’s named executive officers continue to take the necessary actions today to achieve our long-term strategic plan and continue to deliver sustainable value to our shareholders.

(1)	For information on adjusted EBITDA, which means adjusted earnings before interest, taxes, depreciation and amortization, and a reconciliation of it from our 2021 net income, please see Exhibit A to this proxy statement (page 95).

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Executive Compensation

PERFORMANCE GOALS FOR 2022

Looking to 2022, the Compensation Committee established financial goals for performance-based compensation over a three-year period. We set Bonus Plan targets based on our annual operating plan and intend that the achievement of our annual targets will contribute to the successful execution of our long-term strategy.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis that follows with Management and has recommended to the Board that it be included in this proxy statement.

Compensation Committee Members

Martha H. Marsh, Chair
R. Jeffrey Harris
Daphne E. Jones
Sylvia Trent-Adams

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis, which we refer to as the CD&A, provides a detailed description of the compensation objectives, philosophy, design, practices, and programs for our named executive officers, and we listed those who served in this capacity during the 2021 fiscal year below. The Compensation Committee takes great care in exercising its oversight of the design of our comprehensive compensation program to attract, retain, and provide incentives for talent to lead our organization in a manner consistent with our core values and aligns with stakeholder interests and the achievement of our short- and long-term strategic goals.

More specifically, this CD&A provides clear details related to each of the following aspects of the total rewards program for our named executive officers: (1) the objectives and philosophy, (2) the processes and criteria in place for proper oversight, (3) the design and components of our named executive officers’ total rewards program, and (4) how each component supports the Company’s business strategy.

Name	Title
Susan R. Salka	President and Chief Executive Officer
Jeffrey R. Knudson(1)	Chief Financial Officer and Treasurer
Christopher S. Schwartz(2)	Interim Principal Financial Officer
Brian M. Scott(3)	Former Chief Financial Officer, Chief Accounting Officer and Treasurer
Mark C. Hagan	Chief Information and Digital Officer
Denise L. Jackson	Chief Legal Officer and Corporate Secretary
(1)	Mr. Knudson joined the Company on November 2, 2021 and assumed the role of Chief Financial Officer and Treasurer on November 8, 2021.
(2)	Mr. Schwartz became Interim Principal Financial Officer upon Mr. Scott’s resignation, effective August 9, 2021 and returned to his role as Controller on November 8, 2021.
(3)	Mr. Scott resigned from the Company effective August 9, 2021.

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EXECUTIVE SUMMARY

OUR COMPENSATION PROGRAM PHILOSOPHY AND OBJECTIVES

Our executive compensation philosophy is that compensation realized by executives should (i) align with shareholders’ interests, (ii) reflect the individual skills and contributions of the executive in achieving the strategic, financial, and operational goals of the Company and (iii) reflect the leadership they demonstrate in promoting our values-based culture and commitment to corporate social responsibility.

OUR COMPENSATION PROGRAM OBJECTIVES

OUR COMPENSATION PROGRAM OBJECTIVES

Pay-for-performance, with variable pay constituting a significant portion of total compensation
Focus on propelling growth and the attainment of our long-term financial and strategic objectives
Provide equal pay based on performance
Build a strong talent base to reinforce our succession planning objectives
Maximize the financial efficiency of the overall program
Create commonality of interest between our executives and shareholders by tying realized compensation directly to changes in shareholder value
Reward our executives for long-term improvement in shareholder value
Attract, retain, and motivate highly skilled and innovative executives that embrace and promote AMN’s values-based culture that fosters innovation, diversity, and inclusion
Be competitive with other similarly sized companies, including those in our executive compensation peer group
Conform with established corporate governance practices and avoid excessive risk

With these principles in mind, we have designed and continually evaluate and modify, as necessary, our executive compensation program to support our strategic objectives of achieving above-market growth in revenue and profitability by (1) being the leader and innovator in healthcare total talent solutions and services, (2) growing our overall revenue mix from strategic talent solutions and technology and (3) delivering a superior customer experience through operational excellence and agility.

To support AMN’s objectives, the Compensation Committee has designed a total rewards program for our named executive officers, including the following primary features that constitute the majority of our named executive officer’s total compensation: (1) base salary; (2) annual bonuses; and (3) long-term incentive awards.

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Executive Compensation

EXECUTIVE COMPENSATION PRACTICES

WHAT WE DO

 Executive Compensation Philosophy that reflects our commitment to long-term shareholder value, equal pay, corporate social responsibility and a culture of compliance and ethics.

 Align Pay with Performance. Design an executive compensation program that is focused on performance with variable pay comprising the majority of each executive’s compensation.

 Reward for Increases in Shareholder Value. We grant performance restricted stock units, which we refer to as PRSUs, based on absolute and relative total shareholder return over a three-year performance period to reward named executive officers for above-market stock performance (relative to the Russell 2000 Index).

 Focus on Our Long-term Goals. We utilize PRSUs based on the Company’s achievement of certain adjusted EBITDA targets with a three-year vesting period.

 Ownership Guidelines. We have stock ownership guidelines for our directors and executive officers.

 Cap Incentive Awards. We cap payouts for both our cash and equity incentive awards.

 Incentives to Achieve Objective Key Financial Metrics. 70% of our annual cash bonus incentive plan is based on revenue and adjusted EBITDA targets, two key financial metrics for the Company.

 Appropriate Peer Group Selection. We review our executive compensation peer group on an annual basis to ensure that our compensation program is properly aligned with companies of similar size within the healthcare and recruitment and staffing industries.

 Independent Compensation Consultant. Our Compensation Committee utilizes the services of an independent and reputable compensation consultant, Frederic W. Cook, to provide pay recommendations.

 “Double-trigger” Change in Control Provisions. Our equity award arrangements include “double-trigger” mechanics.

WHAT WE DON’T DO

× No Pledges or Hedges	× No Single-Trigger Change in Control Agreements
× No New Tax Gross-ups	× No Excessive Perquisites

2021 FINANCIAL, OPERATIONAL AND STOCK PERFORMANCE HIGHLIGHTS

A long-standing principle of our executive compensation program is linking pay to performance. Accordingly, when making compensation decisions, we analyze our financial, operational, and stock performance and execution on strategic initiatives. The Company delivered revenue, profitability and share growth in 2021(1) and continued to make significant progress on our short- and long-term objectives and overall business strategy. We describe some of our 2021 highlights below.

Increased consolidated REVENUE by 66% from $2.39 billion in 2020 to $3.98 billion in 2021	Increased Reported NET INCOME by 363% from $70 million in 2020 to $327 million in 2021	Increased Reported ADJUSTED EBITDA(2) by 98% from $321 million in 2020 to $635 million in 2021

Advanced our ESG leadership position in the healthcare and staffing industries	Nurse and Allied Solutions segment reached $2.99 BILLION in annual revenue, 76% higher than 2020.	Executed on our DIGITAL AND TELEHEALTH strategic initiatives

(1)	For more detail regarding our financial results, please see our 2021 annual report on Form 10-K filed by us with the SEC on February 24, 2022 and provided to you concurrently with this proxy statement. We provide the summary financial information in this proxy statement solely to help you in your evaluation and review of our CD&A. It should not be used as a substitute for a review of the detailed financial information in our 2021 annual report on Form 10-K.
(2)	For information on adjusted EBITDA, which represents net income plus interest expense (net of interest income) and other, income tax expense (benefit), depreciation and amortization, depreciation (included in cost of revenue), acquisition, integration, and other costs, restructuring expenses, certain legal expenses, and share-based compensation, and a reconciliation of it from our 2021 net income, please see Exhibit A to this proxy statement (page 95).

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IMPACT ON EACH OTHER, OUR INDUSTRY AND OUR COMMUNITIES

Throughout 2021, we executed on our commitment to building an organization and society where equality is the norm, equity is achieved, and inclusion is universal so that we may all thrive. As of January 2022, 60% of our supervisor through senior manager roles are held by women and 25% of these leadership roles are held by people of color. For the fifth consecutive year, we were named to the Bloomberg Gender Equality Index and received a top ranking in the Human Rights Campaign Foundation’s Corporate Equality Index. We also accelerated our ESG journey in 2021 by calculating our Scope 1 & 2 GHG emissions and developing a comprehensive three-year ESG roadmap aligned with the United Nations Sustainable Development Goals and linked to our enterprise-wide business strategy. Our commitment to diversity extends to our vendors, suppliers and community partners, so we increased our support for our communities at a global, national and local level through philanthropy and volunteerism. In 2021, we committed $8.9 million to non-profit organizations focused on advancing social justice, diversity, equality, and inclusion, healthy equity, and resilience in healthcare. We also increased our diverse and small supplier spend to approximately $378 million, continued to fund minority-owned business certifications and expanded our vendor development and mentorship program. We believe that our ESG leadership in the healthcare and staffing industries will drive achievement of our long-term growth objectives and enhance shareholder value.

EXECUTION ON TECHNOLOGY AND DIGITAL STRATEGIC INITIATIVES

To ensure we are well-prepared to empower the future of healthcare delivery, in 2021 we increased our focus on and investments in technology and digital capabilities. We continued to execute on our customer focused, tech-enabled strategy by broadening our service and technology offerings, both organically and through strategic acquisitions. As part of our long-term growth strategy to add value for our clients and stockholders we acquired Synzi in April 2021, including its wholly owned subsidiary SnapMD, which offer virtual care technology platforms for the outpatient and home health markets, where more healthcare will be delivered in the future. We also accelerated the integration of technology-based solutions in our core recruitment processes through targeted investment in digital capabilities, mobile applications, and data analytics. We believe our investments in technology systems and digital capabilities will help us realize greater scale, agility and cost efficiencies and will provide a more seamless experience for our healthcare professionals and clients.

A SUSTAINED AND EFFECTIVE COVID-19 OPERATIONAL RESPONSE

As the COVID-19 pandemic continued to disrupt our communities and workplaces for a second straight year, the Company remained focused on our commitment to our team members, healthcare professionals, communities, clients and their patients. Throughout the pandemic, the care, support and safety of our team members and healthcare professionals has been at the forefront for us as we have provided resources and support to help them navigate and cope with the myriad challenges and stresses associated with the pandemic. With infections and the demand for healthcare professionals once again hitting record levels, the Company deployed more than 95,000 healthcare professionals. Guided by the Company’s mission to deliver the best talent and insights to help healthcare organizations optimize their workforce, AMN assisted clients with core and crisis staffing needs as well as vaccination implementation plans-of-action and end-to-end strategies for tracking, scheduling, and staffing. We believe that our effective response to this challenging environment was central to delivering strong 2021 performance by continuing to support and serve our healthcare clients and professionals in the rapidly changing environment while at the same time, executing on our long-term strategy.

The following charts compare our year-over-year performance on key financial metrics that we utilized in making compensation decisions for our named executive officers in 2021.

CONSOLIDATED REVENUE (MM)	CONSOLIDATED ADJUSTED EBITDA (MM)

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Executive Compensation

The Compensation Committee placed considerable emphasis on our financial and operational performance over the past 12 months as well as our total shareholder return when determining our CEO’s 2021 cash bonus and equity awards. Because certain compensation information included in this proxy statement spans the last three fiscal years, we have set forth below our cumulative total shareholder return and compound annual growth rate for the one-, two- and three-year periods ended December 31, 2021.

Period	Cumulative Total Shareholder Return(3) (%)	Compound Annual Growth Rate (%)	Common Stock Price at Beginning of Period ($)
One-Year Period Ended December 31, 2021	70	N/A	68.92
Two-Year Period Ended December 31, 2021	87	40	62.11
Three-Year Period Ended December 31, 2021	97	29	55.65
(3)	The price of our common stock on December 31, 2021 (the last trading day of the year) was $122.33. The cumulative total shareholder return illustrated in this column is based upon the provisions of the Company’s TSR performance equity awards agreements, which measure the percentage increase in the 90-day average closing price of our common stock on the trading day at the end of the relevant investment period from the 90-day average closing price of our common stock on the last trading day of the year preceding the beginning of the applicable period. We did not pay any dividends during the periods set forth in this table.

2021 COMPENSATION ELEMENTS

The illustration below provides an overview of the principal components of our executive compensation program aimed at driving long-term shareholder value and rewarding strong financial and operational performance.

Components(4)		Purpose	Key Features
Base Salary

CEO:	Other NEOs (Average):	Attract and retain talent	● Fixed base of cash compensation ● Reviewed and approved annually ● Benchmarked annually to the median of our peer group and other companies of similar revenue and market capitalization
Annual Cash Incentive Bonus

CEO:	Other NEOs (Average):	Drive achievement of annual strategic and financial objectives

●  70% of target values are directly tied to measurable financial measures (known as the “Financial” component)

●  Consolidated revenue (35%)

●  Consolidated adjusted EBITDA (35%)

●  30% of target values are directly tied to non-financial factors (known as the “Leadership” component)

●  One-year performance period, aligned with our strategic priorities

●  Payout Range: 0-200% of target

Long-Term Incentive

CEO:	Other NEOs (Average):	Align with shareholders’ interests and drive achievement of our long-term strategic objectives

●  Equity mix of:

●  Time-vested restricted stock units (35%)

●  Performance-based restricted stock units based on total shareholder return (30%)

●  Performance-based restricted stock units based on adjusted EBITDA performance (35%)

●  Three-year performance/vesting period

●  Actual payout dependent upon long-term financial and stock performance and retention

(4)	The pie charts reflect the compensation components for Ms. Salka, Mr. Hagan and Ms. Jackson. It does not include Mr. Knudson, who joined the company in November 2021 or Mr. Scott, who resigned from the Company in August 2021.

Numerous factors played a role in our 2021 compensation decisions with the overarching goal of closely linking pay to performance. In 2021, performance-based cash incentives and equity compensation (which is inherently linked to performance) comprised 85% of our CEO’s compensation, and 59% - 96% of the total compensation for each of our other named executive officers.

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Executive Compensation

To illustrate this, the chart set forth below reflects the percentage breakdown of our CEO’s actual 2021 compensation as set forth in the Summary Compensation Table below on page 69.

CEO COMPENSATION AT RISK (86% AT RISK)

As the Compensation Committee has consistently done, it based its 2021 compensation decisions on the Company’s 2021 financial goals and other actions influencing executive compensation based on the expectation that (1) we would achieve targeted revenue and adjusted EBITDA performance on a consolidated basis, and (2) our named executive officers would lead their teams to successfully execute our business strategy in a manner that reflected our core values. Below is a breakdown of our current named executive officers’ actual compensation for 2021, as set forth in the Summary Compensation Table on page 69 below.

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Executive Compensation

NAMED EXECUTIVE OFFICER COMPENSATION IN 2021

Susan R. Salka TOTAL: $9,472,551	Jeffrey R. Knudson TOTAL: $4,022,685

Mark C. Hagan TOTAL: $3,891,392	Denise L. Jackson TOTAL: $3,331,441

Christopher S. Schwartz TOTAL: $682,290	Brian M. Scott TOTAL: $1,905,161

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Executive Compensation

RESPONSE TO 2021 SAY-ON-PAY VOTE

At our 2021 Annual Meeting of Shareholders held on April 21, 2021, we received approximately 93% support (based on shares voting) on our advisory “say-on-pay” proposal regarding the compensation of our named executive officers. Our compensation program has remained consistent with that set forth in our 2021 proxy statement, and we believe the following four themes remain most important to our shareholders: (1) compensation should correlate to company performance, (2) performance awards should constitute an important component of long-term incentive awards, (3) performance measures beyond total shareholder return should be considered, such as achievement of operational and strategic measures, and (4) variable compensation should be designed to motivate, reward and retain executives.

The Compensation Committee believes that our executive compensation program in 2021 satisfied each of the four themes identified above. In 2021, the Compensation Committee took the following actions:

1.	Issued PRSUs tied to total shareholder return and annual adjusted EBITDA performance over a three-year period,
2.	Established performance goals of 1.3% and 8.25% year-over-year consolidated revenue and adjusted EBITDA performance, respectively, for the named executive officers to receive their target bonuses, and
3.	Adjusted base salaries, cash incentive annual bonus opportunity and long-term equity incentive grant values to more closely align with industry and executive compensation peer group pay practices, retain our talent, and reward strong performance.

PRINCIPAL COMPONENTS OF OUR COMPENSATION PROGRAM

In line with our core value of continuous improvement, we (1) listen to our shareholders, (2) review the latest trends in executive compensation practices, (3) evaluate whether shareholders or proxy advisory services view certain pay practices with disfavor and (4) review our pay practices to ensure that we have designed and implemented compensation programs that we believe will create value for our shareholders that attract, incent, and retain executives.

PRINCIPAL COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

●  base salary,

●  short-term or annual performance awards in the form of cash bonuses, and

●  long-term incentive awards in the form of restricted stock units and performance restricted stock units,

We also provide:

●  a non-qualified deferred compensation plan as well as benefits generally available to all employees,

●  reimbursement for each named executive officer up to $25,000 for certain financial, estate planning and personal health and wellness expenses, and

●  for our CEO, an employment agreement with severance provisions and, for our other named executive officers, severance agreements.

BASE SALARY

Base salary serves as the first principal component of our executive compensation program. In setting base salaries, the Compensation Committee considers several factors.

FACTORS CONSIDERED BY THE COMPENSATION COMMITTEE IN SETTING BASE SALARIES

●  the market salary for similarly situated executives within our peer group and other companies of similar revenue size and market capitalization,

●  our operational and financial performance,

●  individual performance, skills, knowledge, tenure, experience, and responsibilities, and

●  the recommendations of our CEO for our other named executive officers.

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Executive Compensation

We manage salary changes to fall within our annual budget. We evaluate our operational and financial performance against our annual strategic objectives and our annual operating plan. We evaluate our stock performance against our executive compensation peer group and the Russell 2000 Index. Our CEO bases her recommendations for our named executive officers on the same factors the Compensation Committee considers for her as CEO, and her recommendations are particularly helpful for the Compensation Committee to evaluate the other executive officers’ performance, knowledge, skills, experience, and responsibilities.

ANNUAL CASH PERFORMANCE BONUS

Annual cash performance bonus opportunities serve as the second principal component of our executive compensation program and are designed to incent and reward performance. The Company’s Bonus Plan is the mechanism by which the Compensation Committee provides cash bonus opportunities as a strong incentive for our executive officers to achieve annual financial targets that support our strategic objectives. Although certain details of the Bonus Plan may change from year to year, its principal elements remain consistent and include specific consolidated revenue and consolidated adjusted EBITDA financial goals tied to our annual operating plan. We refer to these financial metrics of the Bonus Plan as the Financial Component. The Compensation Committee sets threshold, “target” (i.e., 100% payout) and maximum amounts for bonuses and a weight for each metric that corresponds to the level of achievement required to trigger a threshold, target, or maximum bonus for the named executive officer under such metric.

The threshold level for each metric typically starts at a minimum performance level (i.e., 90% of targeted consolidated adjusted EBITDA). The maximum bonus typically requires a performance level of 110% to 120% of the target amount for each metric. We have typically used incremental hurdles (usually 1% increments for adjusted EBITDA and one-half percent increments for revenue) of performance between the threshold level and the maximum level that increase the amount of bonus that can be earned on a straight-line basis depending on the hurdle ultimately achieved. The leadership component of the bonuses, which we refer to as the Leadership Component in this CD&A, has been based on non-financial factors, such as performance relative to direct competition, leadership, achievement of strategic objectives, including Company’s diversity-related objectives and effective leadership in line with our core values and executive leadership competencies.

In setting each named executive officer’s target bonus, the Compensation Committee evaluates benchmarking data for comparable positions generally and within our executive compensation peer group, the recommendations of our CEO (except with respect to her target bonus), individual performance, knowledge, experience and responsibilities.

PRINCIPLES GOVERNING THE DESIGN OF CASH INCENTIVE BONUSES

●  the metrics must be tied to key indicators of our success and our annual objectives,

●  the performance goals must be reasonably achievable and viewed as fair, while at the same time encouraging stretch performance,

●  the metrics must be simple to understand and can be influenced by the executive,

●  the portion of an individual’s target annual cash compensation attributable to target annual bonus should increase with successively higher levels of responsibility, and

●  payouts should reflect our performance as well as the performance of the executive, including performance relative to the Company’s diversity, equality, equity, and inclusion objectives and furtherance of its culture of ethics.

The Compensation Committee may amend the Bonus Plan at any time and may also amend any outstanding award granted under the Bonus Plan.

LONG-TERM INCENTIVES

Long-term incentives in the form of equity awards are the third principal component of our executive compensation program and serve to align the interests of our named executive officers with our shareholders. Under the Company’s 2017 Equity Plan, which we refer to in this CD&A as the Equity Plan, we grant equity awards with various vesting parameters, typically three years in length, to named executive officers and key employees to incentivize the achievement of our long-term strategic objectives. We also use them as an employee retention tool. We utilize PRSUs as part of our long-term incentive structure to strengthen the performance-based component of the long-term incentive component. In 2021, we utilized PRSUs that payout based on the Company’s total shareholder return over three years and adjusted EBITDA Performance PRSUs that vest and payout at the end of three years but accrue value annually based on the Company’s achievement of annual year-over-year adjusted EBITDA performance targets. We refer to these awards as our TSR PRSUs and Adjusted EBITDA Performance PRSUs, respectively.

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PRINCIPLES GOVERNING THE DESIGN OF LONG-TERM INCENTIVES

●  performance periods should cover multiple years to create balance between short- and long-term objectives,

●  long-term incentives should function to (a) align executive and shareholder interests, (b) enhance focus on improvements in operating performance and the creation of shareholder value and (c) drive achievement of our long-term strategic objectives,

●  awards should support retention,

●  aggregate annual share usage should be carefully managed to avoid excessive levels of shareholder value transfer, and

●  the aggregate cost of long-term incentives should be reasonable compared to members of our peer group, and the cost implications should be supported by our annual operating plan

OUR COMPENSATION DETERMINATION PROCESS

ROLES AND RESPONSIBILITIES

Responsible Party	Primary Roles and Responsibilities Relating to Compensation Decisions
Compensation Committee	The primary responsibilities of the Compensation Committee include oversight of our executive compensation programs. Specifically, they include:
(Comprised solely of independent directors)

●  Review the design of, and risks associated with, the Company’s compensation policies and practices, including our Equity Plan and Bonus Plan;

●  Approve annual performance goals and objectives for our Chief Executive Officer;

●  Determine the annual compensation of our Chief Executive Officer, including the performance metrics and goals for performance-based long-term and short-term incentive compensation;

●  Conduct an annual evaluation of our Chief Executive Officer’s performance and review such evaluation with the independent members of the Board;

●  Approve the annual compensation of our other named executive officers and executives that directly report to our CEO (we refer to this group of executives, including the Chief Executive Officer, as the CEO Committee), including performance metrics and goals for performance-based long-term and short-term incentive compensation;

●  Hire the Company’s independent compensation consultant; and

●  Approve the composition of our executive compensation peer group.

Independent Members of the Board

●  Participate in and consider the Compensation Committee’s annual evaluation of our Chief Executive Officer’s performance; and

●  Consider the Committee’s actions regarding the compensation of our Chief Executive Officer and, if deemed appropriate or necessary, ratify such actions.

Independent Compensation Consultant (Frederic W. Cook & Co., Inc.)

●  Provide the Compensation Committee with advice regarding the design of all elements of the Company’s executive compensation program;

●  Review and provide an assessment of the material risks associated with the Equity Plan and Bonus Plan;

●  Provide advice to the Compensation Committee regarding the composition of the compensation peer groups;

●  Provide expert knowledge of marketplace trends and best practices relating to executive compensation and competitive pay levels;

●  Provide advice and recommendations regarding the compensation of the Company’s named executive officers; and

●  Regularly attend and actively participate in meetings of the Compensation Committee, including executive sessions.

Chief Executive Officer

●  Recommend annual non-financial performance goals and objectives for the CEO Committee (other than herself);

●  Conduct an annual performance evaluation for each member of the CEO Committee (other than herself) and discuss the results with the Committee; and

●  Make recommendations to the Compensation Committee with respect to the compensation of the members of the CEO Committee (other than herself) based on the final assessment of their performance.

The Compensation Committee generally conducts its salary and bonus structure review for a particular year in the last quarter of the previous year or early in the subject year. At that time, the Compensation Committee evaluates compensation by, among other things, reviewing (1) peer benchmarking information, (2) the individual’s performance, duties, and experience, (3) analysis and advice from its compensation consultant, (4) our financial and operational performance, and (5) the recommendations of our CEO (who does not provide a recommendation for herself).

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Executive Compensation

With respect to our Bonus Plan, the Compensation Committee determines the performance metrics for the award each year. In December, the Board approves our annual operating plan and financial targets for the upcoming year. Once our annual operating plan is approved, the Compensation Committee sets the range of financial performance targets for our named executive officers under the Bonus Plan in early January of each year. These financial targets set by the Compensation Committee correspond to our annual operating plan financial targets approved by the Board.

The Compensation Committee also grants annual equity awards under our Equity Plan. In addition to annual grants, the Compensation Committee utilizes the Equity Plan to grant equity awards to key employees upon their initial employment, promotion, or as special retention awards. In the Compensation Committee’s discretion, it may authorize our CEO to grant equity awards to employees that do not serve on the CEO Committee within certain individual and aggregate thresholds that the Compensation Committee approved. The Compensation Committee regularly reviews any awards granted by our CEO.

PEER GROUP

On an annual basis, the Compensation Committee reviews potential peer companies to help assess the competitiveness of compensation and practices for our executives and approves an appropriate executive compensation peer group. Accordingly, to understand our position within the marketplace and make compensation decisions that will help attract and retain a strong management team, the Compensation Committee reviews (1) compensation information for companies comparable in size and industry, (2) our financial performance against our internal financial targets, our designated peer group, and the Russell 2000, and (3) internal compensation comparability among senior executives.

The Compensation Committee believes an important factor to consider in ensuring that our compensation program remains competitive, is the proper identification and selection of the executive compensation peer group, as we may compete for executive talent with such peer companies. The Compensation Committee selects peers from the healthcare, commercial and professional services industries, and targets companies operating in the healthcare and employment services, healthcare technology and diversified support services sectors. Our 2021 executive compensation peer group, as determined by our Compensation Committee, was as follows:

OUR 2021 EXECUTIVE COMPENSATION PEER GROUP
● Allscripts Healthcare Solutions, Inc. ● Amedisys, Inc. ● Cross Country Healthcare, Inc. ● Healthcare Services Group, Inc. ● TriNet Group, Inc.	● Insperity, Inc. ● Kforce, Inc. ● Korn/Ferry International ● LHC Group, Inc. ● MEDNAX, Inc.	● ASGN Incorporated ● Premier, Inc. ● Robert Half International Inc. ● TrueBlue, Inc.

Each July the Compensation Committee evaluates our executive compensation peer group for the upcoming year primarily using industry, revenue and market capitalization of companies from whom AMN competes for talent. When evaluating our 2021 executive compensation peer group, the Compensation Committee reviewed (1) our 2021 executive compensation peer group, (2) the peers that Institutional Shareholder Services lists for us that were not in our 2021 executive compensation peer group, (3) peers that Glass Lewis lists for us that were not in our 2021 executive compensation peer group, (4) companies that were not in our 2021 executive compensation peer group that disclosed us in their proxy statement as part of their peer group, and (5) companies within our GICS code that met Institutional Shareholder Services’ recommended revenue and market capitalization band criteria. Based on its evaluation, the Compensation Committee decided to add R1 RCM, Inc. to our peer group for 2022.

Our 2021 executive compensation peer group of 14 companies ranged from approximately $1.5 billion to $6.5 billion in revenues for the year ended December 31, 2021, and from approximately $954 million to $12 billion in market capitalization. For purposes of comparison, our consolidated revenue and market capitalization as of December 31, 2021 was approximately $3.98 billion and $5.7 billion, respectively, placing us fifth in our 2021 executive compensation peer group for revenue and fourth for market capitalization.

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TRAILING TWELVE MONTHS REVENUE ($MM) AS OF DECEMBER 31, 2021

MARKET CAPITALIZATION ($MM) AS OF DECEMBER 31, 2021

(1)	Market capitalization and revenue are reflected as of December 31, 2021 with exception to Korn Ferry, which is based on the trailing twelve months ending January 31, 2022.

BENCHMARKING

The principal components of our executive compensation program - (1) base salary, (2) annual cash performance bonuses, and (3) long-term equity incentive awards - reflect the implementation of our executive compensation philosophy. The Compensation Committee receives benchmarking information for each of these components at the median and 75th percentile utilizing a blend of companies, including those within our executive compensation peer group, that are similar in terms of business type, revenue, and market capitalization. The Compensation Committee considers benchmarking data as a reference point rather than determinative data. Compensation for specific individuals may vary upward or downward from the median for individual named executive officers based on, among other things, individual performance, tenure, experience, scope of responsibilities, internal parity considerations, the recommendations of our CEO (for compensation other than her own) and succession planning considerations.

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OUR 2021 COMPENSATION PROGRAM AND RESULTS

Our named executive officers’ 2021 direct compensation consisted of: (1) a base salary; (2) cash incentive bonus based on performance; (3) long-term equity incentives; (4) reimbursement for certain financial, estate planning and personal health and wellness expenses and (5) certain other additional compensation, such as matching deferred compensation contributions. We discuss each component of our 2021 compensation program for our named executive officers in more detail below.

2021 BASE SALARY

In late 2020, the Compensation Committee reviewed annual base salary levels for the named executive officers and, after careful consideration, approved increases effective January 1, 2021 ranging from zero to two percent from the previous year, as reflected in the table below. In making its determinations, the Compensation Committee considers, among other things, (1) the market salary for similarly situated executives within our executive compensation peer group and other companies of similar revenue size and market capitalization, (2) Company operational and financial performance and (3) individual performance.

When benchmarking Ms. Salka’s 2021 base salary, it was slightly above the median among other CEOs within our 2021 executive compensation peer group.

Named Executive Officer	2020 Salary ($)	2021 Salary ($)	Increase %
Susan R. Salka	1,030,000	1,030,000	0
Jeffrey R. Knudson(1)	—	600,000	—
Christopher S. Schwartz(2)	—	249,879	—
Brian M. Scott(3)	520,000	520,000	0
Mark C. Hagan	500,000	510,000	2
Denise L. Jackson	440,000	440,000	0
(1)	Mr. Knudson joined the Company on November 2, 2021 and assumed the role as Chief Financial Officer and Treasurer on November 8, 2021.
(2)	Mr. Schwartz became Interim Principal Financial Officer upon Mr. Scott’s resignation, effective August 9, 2021, and resumed his previous position on November 8, 2021.
(3)	Mr. Scott resigned from the Company effective August 9, 2021.

2021 BONUS PLAN

TARGET BONUS LEVELS

In December 2020, the Compensation Committee reviewed the 2021 target bonus levels for our named executive officers, which we express as a percentage of annual base salary. In furtherance of the Company’s pay-for-performance philosophy, the Compensation Committee maintained the existing bonus percentage target for each named executive officer in 2021.

The table below shows 2021 target bonus information for each named executive officer both in dollar amount and as a percentage of salary together with, for comparative purposes, the same figures for 2020.

Named Executive Officer	2020 Bonus Target (% of Salary)	2021 Bonus Target (% of Salary)	2020 Bonus Target ($)	2021 Bonus Target ($)
Susan R. Salka	120	120	1,236,000	1,236,000
Jeffrey R. Knudson(4)	—	—	—	—
Christopher S. Schwartz(5)	—	25	—	62,470
Brian M. Scott(6)	100	100	520,000	520,000
Mark C. Hagan	75	90	375,000	459,000
Denise L. Jackson	75	90	330,000	396,000
(4)	Mr. Knudson joined the Company on November 2, 2021 and assumed the role of Chief Financial Officer and Treasurer on November 8, 2021, but was not eligible to participate in the Bonus Plan in 2021.
(5)	Mr. Schwartz became Interim Principal Financial Officer upon Mr. Scott’s resignation, effective August 9, 2021, and resumed his previous position on November 8, 2021 and no longer serves as a named executive officer.
(6)	Mr. Scott resigned from the Company effective August 9, 2021 and is no longer a named executive officer of the Company.

The dollar amount of Ms. Salka’s 2021 cash bonus target amount fell at the 50th percentile among CEOs within our 2021 executive compensation peer group based on the most recent proxy statements filed by our executive compensation peer group, which the Compensation Committee believed was appropriate.

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STRUCTURE OF OUR BONUS PLAN

In 2021, and consistent with previous years, the Financial Component comprised 70% of our named executive officers’ total target bonuses and the Leadership Component comprised the remaining 30%.

For 2021, consistent with prior years’ practice, the Compensation Committee tied the Financial Component of the Bonus Plan to the achievement of our 2021 annual operating plan revenue and pre-bonus adjusted EBITDA targets. We use pre-bonus adjusted EBITDA, which we refer to as Pre-Bonus AEBITDA(1), solely to determine bonuses. Pre-bonus AEBITDA excludes from Adjusted EBITDA the payment of bonuses, the impact of acquisitions that were not included in the Company’s operating plan, and certain increases to the Company’s legal expense accruals not contemplated by its 2021 annual operating plan. For information on the calculation of Pre-Bonus AEBITDA, and a reconciliation of our 2021 net income to adjusted EBITDA and Pre-bonus AEBITDA, please see Exhibit A to this proxy statement (page 95).

In 2021, the weighting of the performance metrics reflected below were consistent for each of our named executive officers:

Consolidated Revenue	Pre-Bonus AEBITDA	Leadership Component
35%	35%	30%

(1)	Under no circumstances should Pre-Bonus adjusted EBITDA be used to substitute for any other financial metric and is used by us solely to determine bonus amounts.

RATIONALE FOR ANNUAL BONUS PERFORMANCE OBJECTIVES

In 2021, the Compensation Committee continued to utilize the Financial and Leadership Components as the annual performance metrics under the Bonus Plan for a variety of reasons, which are described in more detail below.

●	Financial Component
	●	Consolidated Revenue (35%): The Compensation Committee believes revenue remains one of the most reliable measurements to evaluate the success of our growth strategy and operational performance. It also selected revenue because investors focus on revenue growth as a metric when evaluating our performance.
	●	Pre-Bonus AEBITDA (35%): The Compensation Committee chose Pre-Bonus AEBITDA because adjusted EBITDA is widely accepted among management, the Board, shareholders and financial analysts as a measurement of our profitability and performance. Revenue and adjusted EBITDA are routinely areas of focus during our earnings calls and meetings with investors. Furthermore, the Compensation Committee believes Pre-Bonus AEBITDA remains an objective measure of management’s performance because it excludes items over which management has less control, such as amortization, interest expense and taxes.
	●	The actual consolidated revenue and consolidated Pre-Bonus AEBITDA targets that the Compensation Committee established as the basis for paying “target” payouts under the 2021 Financial Component for each named executive officer represented growth that the Compensation Committee believed was at or above organic growth rates in the markets we serve.
	●	The threshold for a named executive officer to receive a bonus under the Financial Component required achievement of 90% of our 2021 annual operating plan target for each of Pre-Bonus AEBITDA and consolidated revenue. Receipt of the target bonus amount for each of the consolidated revenue and Pre-Bonus AEBITDA metrics required the Company to meet 100% of our 2021 annual operating plan for that metric, which represented roughly 1.3% year-over-year consolidated revenue growth and 8.25% Pre-Bonus AEBITDA performance, respectively.
	●	The Company’s consolidated Pre-Bonus AEBITDA performance target for 2021 relative to its annual consolidated revenue growth target reflects the Company’s decision to make strategic investments in its digital and workforce solutions technology offerings necessary to drive long-term shareholder value and achieve the Company’s long-term strategic objectives.
●	Leadership Component (30%): The Compensation Committee uses the Leadership Component to, among other things, distinguish among individuals with respect to non-financial metrics. While the metrics may differ slightly for each named executive officer, we generally measure the Leadership Component based upon our named executive officers’ leadership, personal performance, achievement of diversity-related objectives and execution on our strategic and operational initiatives.

2021 BONUS PLAN PAYOUTS

FINANCIAL COMPONENT

We have included a table below ($ in thousands) that summarizes how we performed against the target financial performance metrics that we utilized when determining the Financial Component portion of our named executive officers’ bonuses for 2021.

Metric	2021 Target	2021 Results	$ Variance From 2021 Target	% Variance From 2021 Target
Consolidated Revenue	2,400,000	3,984,235	1,584,235	66
Pre-Bonus AEBITDA	327,810	659,846	332,036	101

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LEADERSHIP COMPONENT

With respect to the Leadership Component, the Compensation Committee believes our named executive officers demonstrated strong leadership in 2021 resulting in exceptional financial and operational results for the Company. Specifically, we (i) effectively responded to the continued challenges and opportunities that arose as the pandemic persisted and labor market shortages increased, (ii) continued our strategic development of mobile technology platforms and remained focused on being a leader in providing a full spectrum of workforce technology, staffing and search solutions, (iii) significantly grew our team, including key leadership positions, blending deep industry experience with dynamic new leaders and (iv) continued fostering an inclusive environment and diverse workforce that we believe drives innovation and better outcomes.

PAYOUTS

The 2021 annual operating plan did not reflect the potential financial impact of any acquisitions. As such, the Compensation Committee did not include the financial impact of the Company’s Synzi and SnapMD acquisitions when determining the Company’s 2021 bonus plan revenue and adjusted EBITDA. Excluding the impact of such acquisitions, the Company’s 2021 revenue and Pre-Bonus AEBITDA results exceeded its 2021 annual operating plan and the revenue and Pre-Bonus AEBITDA Bonus Plan targets approved by the Compensation Committee in January 2021 by 66% and 101%, respectively. As a result of our leadership’s strong performance, the Company’s named executive officers earned maximum payouts of 200% above their target long-term incentive compensation based on Pre-Bonus AEBITDA targets.

Based on outcomes, the Company and its Compensation Committee believe that the Bonus Plan is working as designed and intended. The illustrations below demonstrate the Company’s reported performance compared to annual operating plan target for each of the elements of the Financial Component together with an illustration of the Company’s 2021 bonus payout compared to the Financial Component targets.

The tables below set forth metrics and summary calculations for each named executive officer’s bonus amounts under the Leadership Component together with the final amounts paid under the Financial Component, which made up 70% of the total target bonus amount. Mr. Scott, Mr. Schwartz and Mr. Knudson are not reflected in the tables below. Mr. Scott’s employment terminated prior to December 31, 2021, so he did not earn an annual cash incentive bonus. Mr. Schwartz served as the interim PFO and did not receive an annual cash incentive under the Bonus Plan; however, he was eligible for the Company’s Performance Incentive Bonus with a target of 25% of his salary. Based on the Company’s record financial performance, Mr. Schwartz earned $124,940, which represents the maximum payout available for him. Mr. Knudson joined the Company on November 2, 2021, so he was not eligible to receive an annual cash incentive bonus under the Bonus Plan. The Compensation Committee took this and other considerations into account at that time and determined it would be more appropriate to offer Mr. Knudson a $900,000 sign-on bonus, which was paid on March 11, 2022.

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MS. SALKA’S BONUS METRICS

	Threshold	Target	Maximum
Revenue ($ in 1000’s) % of Target Bonus Amount ($)				% of Target Bonus Earned under Financial Component: 200%
Pre-Bonus AEBITDA ($ in 1000’s) % of Target Bonus Amount ($)
Leadership Target ($) % of Target				% of Target Bonus Earned under Leadership Component: 200%
Total Bonus Earned: $2,472,000

MR. HAGAN’S BONUS METRICS

	Threshold	Target	Maximum
Revenue ($ in 1000’s) % of Target Bonus Amount ($)				% of Target Bonus Earned under Financial Component: 200%
Pre-Bonus AEBITDA ($ in 1000’s) % of Target Bonus Amount ($)
Leadership Target ($) % of Target				% of Target Bonus Earned under Leadership Component: 200%
Total Bonus Earned: $918,000

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MS. JACKSON’S BONUS METRICS

	Threshold	Target	Maximum
Revenue ($ in 1000’s) % of Target Bonus Amount ($)				% of Target Bonus Earned under Financial Component: 200%
Pre-Bonus AEBITDA ($ in 1000’s) % of Target Bonus Amount ($)
Leadership Target ($) % of Target				% of Target Bonus Earned under Leadership Component: 200%
Total Bonus Earned: $792,000

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LONG-TERM INCENTIVE COMPENSATION

2021 LONG-TERM INCENTIVE EQUITY AWARDS

In 2021, the Compensation Committee granted equity awards to each named executive officer and the Committee believes these awards serve as a key component of their total compensation package. Consistent with prior years, we used a mix of time-based restricted stock units, which we refer to as RSUs in this CD&A, and PRSUs. All equity awards that we granted to our named executive officers (1) provide for “double trigger” vesting mechanics in the event of a change in control of the Company, and (2) allow for continued vesting of outstanding equity awards if a grantee terminates his or her employment after satisfying certain age and service time requirements, which our equity agreements refer to as “retirement.”

Ms. Salka and Ms. Jackson each satisfy the requirements for retirement eligibility under their respective 2021 equity awards.

AGGREGATE GRANT DATE FAIR VALUE

The chart below reflects the aggregate grant date fair value of each equity award type that we granted to each named executive officer in 2021.

Named Executive Officer	AGD Fair Value of 2021 TSR PRSU Award(s) ($)	AGD Fair Value of 2021 Adjusted EBITDA Performance PRSU Award ($)	AGD Fair Value of 2021 RSU Award(s) ($)	Total AGD Fair Value of 2021 Awards ($)
Susan R. Salka	1,200,012	999,999	3,443,683	5,643,694
Jeffrey R. Knudson	-	-	2,999,940	2,999,940
Christopher S. Schwartz	-	18,769	206,185	224,954
Brian M. Scott	449,971	375,034	674,993	1,499,997
Mark C. Hagan	1,590,540	262,490	472,495	2,325,524
Denise L. Jackson	1,486,796	176,017	316,817	1,979,630

Each of our named executive officers received PRSU grants in January 2021. The PRSUs represented 80% or more of the AGD Fair Value of the total equity grant value for Ms. Jackson and Mr. Hagan. While Ms. Salka received PRSU grants in January 2021, the Compensation Committee elected to wait to consider a grant of RSUs for Ms. Salka until September, when it had better visibility of our year-end financial, operational, and stock performance. For Mr. Scott, PRSUs represented 55% of the AGD Fair Value of his equity awards; however, he forfeited all unvested equity awards upon his resignation in August 2021, since he was not retirement eligible because he did not meet the age and service time requirements required in our equity agreements.

In addition to 824 RSUs we granted to Mr. Schwartz in January 2021, he also received an additional equity award of 1,560 RSUs in July 2021 in connection with his appointment to Interim Principal Financial Officer following the announcement of Mr. Scott’s resignation. Due to the timing and interim nature of his role, Mr. Schwartz did not receive the same equity mix as our other named executive officers, so PRSUs only represented 8% of the AGD Fair Value of the total equity grant value for Mr. Schwartz in 2021.

Mr. Knudson received an equity award of 29,262 RSUs in connection with his appointment as Chief Financial Officer and Treasurer in November 2021. The Compensation Committee did not grant Mr. Knudson PRSUs at that time, because it thought it would be more appropriate to wait until it approved equity awards for the other named executive officers in 2022.

In August 2021, the Compensation Committee responded to the challenging talent environment and exceptional Company performance by approving special performance equity awards for Mr. Hagan and Ms. Jackson tied to the Company’s total shareholder return to incent and retain these executives.

In September 2021, based on the Company’s financial and operational results and total shareholder return, the Compensation Committee awarded Ms. Salka with 30,717 RSUs with an AGD Fair Value of $3,443,683. This RSU award aligns with the value received by CEOs at the 75th percentile of the Company’s executive compensation peer group, which we believe is appropriate based on our financial results and increase in long-term shareholder value. The Compensation Committee approved the 55% increase in our CEO’s AGD Fair Value in 2021 from 2020 in part due to the Company’s strong financial and operational performance in 2021, significant advancements against our long-term strategic plans as well as peer group and other compensation benchmarking. We believe that the AGD Fair Value of her equity awards placed her at the 75th percentile among CEOs within our 2021 executive compensation peer group for long-term incentive compensation.

To provide further clarity on our equity compensation practices, the chart below reflects the change in the AGD Fair Value of all 2021 equity awards granted to our named executive officers against the AGD Fair Value of all 2020 equity awards.

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Named Executive Officer	AGD Fair Value of 2020 Equity Awards ($)	AGD Fair Value of 2021 Equity Awards ($)	Variance ($)	% Increase
Susan R. Salka	3,632,452	5,643,694	2,011,242	55
Jeffrey R. Knudson	-	2,999,940	-	-
Christopher S. Schwartz	-	224,954	-	-
Brian M. Scott	1,100,012	1,499,997	399,985	36
Mark C. Hagan	830,405	2,325,524	1,495,119	180
Denise L. Jackson	660,064	1,979,630	1,319,566	200
Total	6,222,933	14,673,740

TSR PRSUs

TSR PRSUs represented approximately 21% - 68% of the total 2021 equity grant value that we awarded to Ms. Salka, Mr. Hagan and Ms. Jackson based on the AGD Fair Value. Each of our executive officers received a TSR PRSU grant in January each year that will be earned at the end of an approximately three-year performance period based on our stock performance against two measures:

1.	a relative basis, which we refer to as Relative TSR, against a broader market (companies in the Russell 2000 Index at the beginning of the performance period) and
2.	an absolute total shareholder return basis, which we refer to as Absolute TSR.

We refer to the determination of our Relative TSR and Absolute TSR collectively as the TSR Measurement. The number of PRSUs earned if the Company’s Relative TSR exceeds the 50th percentile but its Absolute TSR is negative is capped at the target number of PRSUs granted.

In August 2021, the Compensation Committee responded to the challenging talent environment and exceptional Company performance by approving special performance equity awards based on TSR for Mr. Hagan and Ms. Jackson to incent and retain these valuable executives. Similar to the TSR PRSUs granted in January, the August TSR PRSU awards are also tied to the Company’s relative and absolute TSR compared to the Russell 2000. Unlike the January TSR PRSUs, Mr. Hagan and Ms. Jackson’s August TSR PRSUs are earned over a two-year performance period with an opportunity for accelerated vesting of 50 percent of the PRSU on the first-year anniversary if the Company’s relative TSR is equal to or greater than the 60th percentile. Ms. Salka did not receive a TSR PRSU award in August 2021.

The table below discloses the percentage of the January and August 2021 target PRSUs that may be earned depending on the actual results of the Company’s TSR Measurement as of December 31, 2023.(1)

Relative TSR Percentile Rank	% of 2021 TSR PRSUs Earned if Absolute TSR is Negative(2)	% of 2021 TSR PRSUs that are Earned if Absolute TSR is Positive
<25.0%	0	0
25.0%	25.00	25.00
37.5%	62.50	62.50
50.0%	100.00	100.00
62.5%	100.00	137.50
75.0%	100.00	175.00
(1)	As set forth in the Grants of Plan-Based Awards Table, the target number of TSR PRSUs that we granted in January 2021 for each named executive officer is as follows: (i) for Ms. Salka, 13,441; (ii) for Mr. Scott, 5,040; (iii) for Mr. Hagan, 3,528 and (iv) for Ms. Jackson, 2,366. Due to the interim nature of Mr. Schwartz’ role and the timing of Mr. Knudson’s appointment, the Committee elected to wait until January 2022 to approve TSR PRSUs awards for Mr. Schwartz and Mr. Knudson. As discussed above, in August 2021, the Compensation Committee approved an additional TSR PRSU award for Mr. Hagan and Ms. Jackson with a target of 13,000 TSR PRSUs.
(2)	For each one percentile above the 25th percentile, an additional 3% of the TSR PRSUs will be earned if Absolute TSR is positive, and the maximum payout cannot exceed 175%. If Absolute TSR is negative, for each one percentile above the 25th percentile, an additional 1.5% of the TSR PRSUs will be earned up to the 50th percentile with the maximum payout of 100%.

ADJUSTED EBITDA PERFORMANCE PRSUs

In 2021, the Compensation Committee determined it best to dedicate a significant portion of the PRSUs to focus our named executive officers on achieving an adjusted EBITDA performance target of $321 million in 2021 with annual year-over-year adjusted EBITDA performance rate targets of 2% in 2022 and 2% in 2023(1) by issuing Adjusted EBITDA Performance PRSUs. For these awards, the number of shares that could ultimately be earned ranges from 0% to 200% of the target number of PRSUs depending on actual adjusted EBITDA performance in 2021 and annual year-over-year adjusted EBITDA performance in 2021 and 2022.

(1)	As set forth in the Grants of Plan-Based Awards Table, the target number of adjusted EBITDA PRSUs that we granted in 2021 for each named executive officer is as follows: (i) for Ms. Salka, 14,652; (ii) for Mr. Scott, 5,495; (iii) for Mr. Schwartz, 275; (iv) for Mr. Hagan, 3,846, and (v) for Ms. Jackson, 2,579.

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TIME-VESTED RSUs

RSUs that we granted in 2021 vest ratably on each of the first three anniversaries of the grant date.

RESULTS OF OUR 2019 PERFORMANCE RESTRICTED STOCK UNIT AWARDS

In early 2022, the Compensation Committee performed the TSR Measurement for the 2019 TSR PRSU awards for the period January 1, 2019 through December 31, 2021

2019 TSR PRSUS:

Named Executive Officer	Number of 2019 TSR PRSUs Earned
Susan R. Salka	23,450
Jeffrey R. Knudson(1)	-
Christopher S. Schwartz(2)	-
Brian M. Scott(3)	-
Mark C. Hagan	4,407
Denise L. Jackson	4,583
(1)	Mr. Knudson was not employed by the Company when it issued the 2019 TSR PRSUs and therefore did not have any of these awards.
(2)	Mr. Schwartz was not a NEO when the Company issued the 2019 TSR PRSUs and therefore did not receive a TSR PRSU award in 2019.
(3)	Mr. Scott forfeited his 2019 TSR PRSU award upon his separation from service effective August 9, 2021.

2019 ADJUSTED EBITDA MARGIN PRSUs:

In February 2022, the Compensation Committee determined the Company’s 2021 adjusted EBITDA margin for the purposes of determining performance under the 2019 adjusted EBITDA margin PRSUs that payout in shares of the Company’s stock. Based on these results, these awards paid out at the maximum of 200% of target. Below we set forth the 2021 Adjusted EBITDA Margin metrics for target and maximum payout alongside the actual 2021 Adjusted EBITDA Margin achieved and number of PRSUs earned:

	Threshold	Target	Maximum
ADJUSTED EBITDA MARGIN PRSUs AEBITDA Margin % % Payout of Target Award

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Named Executive Officer	Number of 2019 Adjusted EBITDA Margin PRSUs Earned
Susan R. Salka	41,510
Jeffrey R. Knudson(1)	-
Christopher S. Schwartz	1,078
Brian M. Scott(2)	0
Mark C. Hagan	7,798
Denise L. Jackson	8,114
(1)	Mr. Knudson was not employed by the Company when it issued the 2019 EBITDA PRSUs and therefore did not receive this award.
(2)	Mr. Scott forfeited his 2019 EBITDA PRSU award upon his separation from service effective August 9, 2021.

ADDITIONAL COMPENSATION PRACTICES

OTHER COMPENSATION ELEMENTS

RETIREMENT AND HEALTH PLANS

Retirement plans and other customary employee benefits serve as the fourth component of our executive compensation program. We adopted our 2005 Amended and Restated Executive Nonqualified Excess Plan, which we refer to as the Deferred Compensation Plan, primarily based on our review of peer market data indicating that a deferred compensation plan was a significant component of executive compensation. Our named executive officers are not eligible to participate in our 401(k) if they exceed the compensation threshold set by the Internal Revenue Service, which is primarily designed to assist us in satisfying discrimination testing performed on our 401(k) plan.(3) The Deferred Compensation Plan serves as the only retirement plan for our named executive officers. The Deferred Compensation Plan is not intended to be tax qualified. We describe the Deferred Compensation Plan more fully in the section entitled “Nonqualified Deferred Compensation” below.

In addition, all equity awards allow for continued vesting of outstanding equity awards if a grantee terminates his or her employment (other than for cause or due to a change in control) after satisfying certain age and service time requirements, which our equity agreements refer to as “retirement eligible.”

We also offer healthcare insurance and other employee benefits to our named executive officers, which are generally the same as those programs provided to all eligible employees. We offer these plans to support our objective of attracting and retaining strong talent.

(3)	Mr. Knudson was eligible to participate in our 401(k) plan when he joined the Company in November 2021 and continues to be eligible in 2022 until he exceeds the compensation threshold set by the Internal Revenue Service for 2022.

PERQUISITES

In addition to the benefits described above, the Company reimburses each named executive officer up to $25,000 in connection with annual expenses incurred in connection with financial, estate planning and personal health and wellness services. The Compensation Committee approved this limited perquisite to attract and retain talent and provide market competitive compensation. The Compensation Committee believes that its approval of these perquisites remains consistent with the Company’s philosophy and commitment to align pay with performance.

EMPLOYMENT AND SEVERANCE ARRANGEMENTS

Severance arrangements serve as the fifth component of our executive compensation program. We are party to an employment agreement with our CEO, which contains severance provisions, and have entered into severance agreements with each of our other named executive officers. We entered into these agreements in support of our objectives regarding attraction and retention of strong management. In determining the appropriate severance levels, we considered survey data, advice from our compensation consultant and the Compensation Committee’s experience. We describe the terms of these agreements more fully in the section entitled “Termination of Employment and Change in Control Arrangements” below.

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EQUITY OWNERSHIP, CLAWBACK AND NO PLEDGING POLICIES

Our named executive officers are subject to meaningful equity ownership requirements and a securities trading policy that prohibits trading on material information and engaging in inappropriate transactions such as pledging and hedging. We set forth a summary of these requirements and policies below. Additional details related to these requirements and policies are contained in the Governance Guidelines posted on the Company’s website.

The Board believes that all named executive officers should maintain a meaningful personal financial stake in the Company to align their long-term interests with those of our shareholders. Accordingly, our equity ownership requirements require our named executive officers and other executives to maintain the following:

Level	Requirement
Chief Executive Officer	5x Base Salary
Named Executive Officers	2x Base Salary
Other CEO Committee Members	1.5x Base Salary

The value of unvested RSUs and vested or unvested stock appreciation rights and options are not considered when determining whether a named executive officer satisfies our equity ownership requirements. Our Chief Executive Officer, Named Executive Officers and other CEO Committee Members are subject to equity ownership requirements, which requires them to retain 50% of net vested shares from equity awards issued by the Company until they have reached the applicable ownership requirements reflected above. As of March 14, 2022, all of our named executive officers satisfied our equity ownership requirements, with the exception of Mr. Knudson, whose employment with the Company began on November 2, 2021.

CLAWBACK POLICY

Under the Governance Guidelines, if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirements under the securities laws caused by misconduct, we can seek recoupment from all of our current or former executive officers who participated in the misconduct of:

1.	all or any portion of the bonus and equity or cash incentive compensation received by such individuals during the 12-month period following the first public issuance or filing with the SEC (whichever first occurs) of the financial document embodying such defective financial statement; and

2.	any profits realized by such individuals from the sale of securities of the Company during that 12-month period.

NO PLEDGING POLICY

The Governance Guidelines prohibit named executive officers (and directors) from pledging, hypothecating, or otherwise placing a lien on any shares of our common stock (or any other equity interests) that they own.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

Prior to December 22, 2017, when the Tax Cuts and Jobs Act of 2017, which we refer to as the TCJA, was signed into law, Section 162(m) of the Internal Revenue Code generally disallowed a tax deduction to publicly held companies for compensation paid to certain executive officers in excess of $1 million per officer in any year that did not qualify as performance-based. We refer to the Internal Revenue Code as the Code.

The TCJA repealed the performance-based exception, and the $1 million deduction limit now applies to anyone serving as the chief executive officer or the chief financial officer at any time during the taxable year and the top three other highest compensated executive officers serving at fiscal year-end. The new rules generally apply to taxable years beginning after December 31, 2017. Because many different factors influence a well-rounded, comprehensive executive compensation program, some of the compensation we provide to our named executive officers is likely not to be fully deductible for tax purposes due to Section 162(m).

OUR 2022 EXECUTIVE COMPENSATION PROGRAM

Overall, the Compensation Committee believes the Company performed well during 2021 and continued to execute on the Company’s long-term strategic plan. We achieved year-over-year consolidated revenue and consolidated adjusted EBITDA performance of approximately 66% and 98%, respectively. The Compensation Committee believes it has designed the 2022 compensation structure to provide for important short- and long-term performance components that are aligned with shareholders’ interests, consistent with the market environment and tailored specifically to us.

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Executive Compensation

BASE SALARY

The Compensation Committee approved the annual base salaries for the named executive officers for 2022 as follows:

Named Executive Officer	2021 Salary ($)	2022 Salary ($)	% Increase
Susan R. Salka	1,030,000	1,060,000	3
Jeffrey R. Knudson	600,000	600,000	-
Mark C. Hagan	510,000	525,000	3
Denise L. Jackson	440,000	460,000	5

The base salaries of our named executive officers reflect a 0% to 5% increase. The 2022 base salary for our named executive officers is based on executive compensation peer group benchmarking analyses and the Compensation Committee’s recognition that the Company’s 2021 organic growth and core business performance exceeded targeted expectations and its commitment to maintain a pay for performance environment.

BONUS PLAN

TARGET BONUS

In January 2022, the Compensation Committee reviewed the target bonus level for each named executive officer, which we express as a percent of annual base salary. After careful consideration, the Compensation Committee determined not to increase the 2021 bonus target as a percentage of salary for Mr. Hagan and Ms. Jackson but determined to slightly increase the bonus target for Ms. Salka based on executive compensation peer group and market benchmarking data. Mr. Knudson joined the Company in November 2021 and became eligible for our Performance Incentive Bonus program effective January 2022. We set forth the 2022 target bonuses for each named executive officer as a percentage of salary below.

Named Executive Officer	2021 Bonus Target (% of Salary)	2022 Bonus Target (% of Salary)
Susan R. Salka	120	125
Jeffrey R. Knudson	-	90
Mark C. Hagan	90	90
Denise L. Jackson	90	90

STRUCTURE

After careful consideration of the factors set forth above in the subsection of this CD&A entitled “Principal Components of Our Compensation Program — Annual Cash Performance Bonus,” the Compensation Committee decided to slightly adjust the bonus structure for named executive officers from 2021 by increasing the amount that can be earned for achieving 2022 adjusted EBITDA target from 35% to 40% and decreasing the amount that can be earned for achieving 2022 revenue target from 35% to 30%. The target goals for each of the financial metrics are consistent with the targets under our 2022 annual operating plan and generally require growth that exceeds our estimate of anticipated industry performance. For our CEO, we believe her 2022 bonus target percentage falls near the 50th percentile among CEOs within our 2022 peer group.

LONG-TERM EQUITY INCENTIVES

The Compensation Committee continues to believe that aligning its pay for performance philosophy, goals and objectives is the foundation upon which it evaluates its annual long-term incentive award strategy. In 2022, the Compensation Committee utilized a combination of (1) TSR PRSUs, (2) adjusted EBITDA performance PRSUs and (3) time-vested RSUs and increased, from 65% to 70%, the allocation attributable to performance awards compared to 2021. In 2022, the Compensation Committee targeted an allocation of 30% TSR PRSUs, 35% adjusted EBITDA performance PRSUs and 35% time-vested RSUs (as a percentage of the estimated AGD Fair Value of all 2022 equity awards) in 2022.

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EXECUTIVE COMPENSATION DISCLOSURE

SUMMARY COMPENSATION TABLE

The following table shows the compensation earned or accrued by our named executive officers for the three fiscal years ended December 31, 2021, 2020 and 2019.

Named Executive Officer and Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Susan R. Salka PEO,(6) President & CEO	2021	1,030,000	—		5,643,694(5)	2,472,000	326,857	9,472,551
	2020	1,027,692	—		3,632,452(7)	1,236,000	129,155	6,025,299
	2019	996,154	—		3,382,836(8)	1,120,527	127,289	5,626,806
Brian M. Scott Former PFO,(9) CFO, CAO & Treasurer	2021	322,000	—		1,499,997(10)	—	83,164	1,905,161
	2020	522,846	—		1,100,012(11)	535,600	60,572	2,219,031
	2019	504,423	—		1,009,959(12)	532,155	60,416	2,106,953
Christopher S. Schwarz Interim Chief Financial Officer	2021	249,879	50,000		224,954(13)	124,940	32,518	682,290

Jeffrey R. Knudson PFO,(9) CFO & Treasurer	2021	90,000	900,000	(14)	2,999,940(15)	—	32,745	4,022,685

Mark C. Hagan Chief Information & Digital Officer	2021	510,000	—		2,325,524(16)	918,000	137,868	3,891,392
	2020	498,731	—		830,405(17)	386,250	114,692	1,830,078
Denise L. Jackson Chief Legal Officer & Corporate Secretary	2021	440,000	—		1,979,630(18)	792,000	119,811	3,331,441
	2020	442,615	—		660,064(19)	339,900	55,529	1,498,108
	2019	429,212	—		645,036(20)	339,842	44,013	1,458,103
(1)	Salary includes all salary amounts deferred by the named executive officers under the Deferred Compensation Plan.
(2)	This column reflects the dollar amounts for the years shown of the AGD Fair Value of RSUs and PRSUs granted to our named executive officers. For PRSUs, which are subject to performance conditions, we report the grant date fair value based upon the probable outcome of such conditions and that value is consistent with the estimate of aggregate compensation cost to be recognized over the service period as of the grant date, excluding the effect of estimated forfeitures. For additional information on the valuation assumptions used in the calculation of these amounts, refer to notes 1(o) and 11 to the financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on February 24, 2022.
(3)	This column consists of cash awards paid to our named executive officers pursuant to our Bonus Plan and generally sets forth bonus amounts in the year in which they are earned, although we typically pay them in the following fiscal year.
(4)	This column consists of compensation received by our named executive officers in the form of matching contributions to the Deferred Compensation Plan and Company-paid life insurance premiums and health insurance, including reimbursements for certain financial and estate planning and personal health and wellness expenses incurred by our named executive officers not to exceed $25,000 annually. For 2021, we paid reimbursements as follows: (1) $25,000 for Ms. Salka, (2) $20,000 for Mr. Hagan, (3) $2,500 for Mr. Knudson, and (4) $20,415 for Ms. Jackson. This column also reflects matching contributions under the Deferred Compensation Plan as follows: (1) $2,266,002 for Ms. Salka, (2) $79,560 for Mr. Scott, (3) $31,083 for Mr. Schwartz, (4) $89,625 for Mr. Hagan, and (5) $77,990 for Ms. Jackson.
(5)	30,717 RSUs with an AGD Fair Value of $3,443,683, 13,441 TSR PRSU with an AGD Fair Value of $1,200,012 and 14,652 adjusted EBITDA margin PRSUs with an AGD Fair Value of $999,999, comprise the amount of Ms. Salka’s 2021 stock awards. Assuming the highest level of performance conditions will be achieved for the 13,441 TSR PRSU award and the 14,652 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $2,099,955 and $1,999,998, respectively.
(6)	“PEO” refers to our principal executive officer.
(7)	19,625 RSUs with an AGD Fair Value of $1,357,461, 13,335 TSR PRSU with an AGD Fair Value of $1,049,998 and 19,625 adjusted EBITDA margin PRSUs with an AGD Fair Value of $1,224,993, comprise the amount of Ms. Salka’s 2020 stock awards. Assuming the highest level of performance conditions will be achieved for the 13,335 TSR PRSU award and the 19,625 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $1,837,477 and $2,449,985, respectively.
(8)	20,755 RSUs with an AGD Fair Value of $1,237,828, 13,400 TSR PRSUs with an AGD Fair Value of $989,992 and 20,755 adjusted EBITDA margin PRSUs with an AGD Fair Value of $1,155,016 comprise the amount of Ms. Salka’s 2019 stock awards. Assuming the highest level of performance conditions will be achieved for the 13,400 TSR PRSU award and the 20,755 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $1,732,486 and $2,310,032, respectively.
(9)	“PFO” refers to our principal financial officer.
(10)	Mr. Scott was not retirement eligible upon his date of separation of service from the company; therefore, he forfeited all unvested equity awards.
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(11)	6,168 RSUs with an AGD Fair Value of $385,007, 4,191 TSR PRSUs with an AGD Fair Value of $329,999 and 6,168 adjusted EBITDA margin PRSUs with an AGD Fair Value of $385,007 comprise the amount of Mr. Scott’s 2020 stock awards. Mr. Scott was not retirement eligible upon his date of separation of service from the company; therefore, he forfeited the unvested shares for these awards.
(12)	6,352 RSUs with an AGD Fair Value of $353,489, 4,101 TSR PRSUs with an AGD Fair Value of $302,982 and 6,352 adjusted EBITDA margin PRSUs with an AGD Fair Value of $353,489 comprise the amount of Mr. Scott’s 2019 stock awards. Mr. Scott was not retirement eligible upon his date of separation of service from the company; therefore, he forfeited the unvested shares for these awards.
(13)	824 RSUs with an AGD Fair Value of $56,238, 1,560 RSUs with an AGD Fair Value of $149,947 and 275 adjusted EBITDA margin PRSUs with an AGD Fair Value of $18,769 comprise the amount of Mr. Schwartz 2021 stock awards. Assuming the highest level of performance conditions will be achieved for the 275 adjusted EBITDA margin PRSU award, the AGD Fair Value of the award would equal $37,538.
(14)	Mr. Knudson joined the Company on November 2, 2021, so he was not eligible to receive an annual cash incentive bonus under the Bonus Plan. The Compensation Committee took this and other considerations into account at that time and determined it would be more appropriate to offer Mr. Knudson a $900,000 sign-on bonus, which was paid on March 11, 2022.
(15)	29,262 RSUs with an AGD Fair Value of $2,999,940 comprise the amount of Mr. Knudson’s 2021 stock awards.
(16)	6,923 RSUs with an AGD Fair Value of $472,495, 3,528 TSR PRSUs with an AGD Fair Value of $314,980, 13,000 TSR PRSUs with an AGD Fair Value of $1,275,560 and 3,846 adjusted EBITDA margin PRSUs with an AGD Fair Value of $262,490 comprise the amount of Mr. Hagan’s 2021 stock awards. Assuming the highest level of performance conditions will be achieved for the 3,528 TSR PRSU award, the 13,000 TSR PRSU award, and the 3,846 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $551,215, $2,232,230, and $524,979, respectively.
(17)	3,535 RSUs with an AGD Fair Value of $220,655, 2,603 RSUs with an AGD Fair Value of $199,962, 2,402 TSR PRSUs with an AGD Fair Value of $189,133 and 3,535 adjusted EBITDA margin PRSUs with an AGD Fair Value of $220,655 comprise the amount of Mr. Hagan’s 2020 stock awards. Assuming the highest level of performance conditions will be achieved for the 2,402 TSR PRSU award and the 3,535 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $330,944 and $441,309, respectively.
(18)	4,642 RSUs with an AGD Fair Value of $316,817, 2,366 TSR PRSUs with an AGD Fair Value of $211,236, 13,000 TSR PRSUs with an AGD Fair Value of $1,275,560 and 2,579 adjusted EBITDA margin PRSUs with an AGD Fair Value of $176,017 comprise the amount of Ms. Jackson’s 2021 stock awards. Assuming the highest level of performance conditions will be achieved for the 2,366 TSR PRSU award, the 13,000 TSR PRSU award, and the 2,579 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $369,619, $2,232,230, and $352,034, respectively.
(19)	3,701 RSUs with an AGD Fair Value of $231,016, 2,515 TSR PRSUs with an AGD Fair Value of $198,031 and 3,701 adjusted EBITDA margin PRSUs with an AGD Fair Value of $231,016 comprise the amount of Ms. Jackson’s 2020 stock awards. Assuming the highest level of performance conditions will be achieved for the 2,515 TSR PRSU award and the 3,701 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $346,535 and $462,033, respectively.
(20)	4,057 RSUs with an AGD Fair Value of $225,772, 2,619 TSR PRSUs with an AGD Fair Value of $193,492 and 4,057 adjusted EBITDA margin PRSUs with an AGD Fair Value of $225,772 comprise the amount of Ms. Jackson’s 2019 stock awards. Assuming the highest level of performance conditions will be achieved for the 2,619 TSR PRSU award and the 4,057 adjusted EBITDA margin PRSU award, the AGD Fair Value of such awards would equal $338,592 and $451,544, respectively.
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Executive Compensation

GRANTS OF PLAN-BASED AWARDS

The following table contains information concerning grants of plan-based awards to our named executive officers under our cash and equity plans during the year ended December 31, 2021.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards:		Grant Date Fair Value of
Name and Type of Equity	Grant Date	Threshold ($)(2)	Target ($)(3)	Maximum($) ($)(4)	Threshold (#)(5)	Target (#)(6)	Maximum (#)(7)	# of Shares of Stock or Units		Stock Awards ($)(8)
Susan R. Salka		256,470	1,236,000	2,472,000
TSR PRSU	1/4/2021				3,360	13,441	23,522			1,200,012
Adjusted EBITDA PRSU	1/4/2021				3,663	14,652	29,304			999,999
RSU	9/20/2021							30,717	(10)	3,443,683
Brian M. Scott		107,900	520,000	1,040,000
TSR PRSU	1/4/2021				1,260	5,040	8,820			449,971
Adjusted EBITDA PRSU	1/4/2021				1,374	5,495	10,990			375,034
RSU	1/4/2021							9,890	(9)	674,993
Christopher S. Schwartz		0	62,470	124,940
RSU	1/4/2021				-	-	-	824	(9)	56,238
Adjusted EBITDA PRSU	1/4/2021				69	275	550			18,769
RSU	7/16/2021							1,560	(9)	149,947
Jeffrey R. Knudson		0	0	0
RSU	11/2/2021							29,262	(9)	2,999,940
Mark C. Hagan		95,242	459,000	918,000
TSR PRSU	1/4/2021				882	3,528	6,174			314,980
Adjusted EBITDA PRSU	1/4/2021				962	3,846	7,692			262,490
RSU	1/4/2021							6,923	(9)	472,495
TSR PRSU	8/15/2021				3,250	13,000	22,750			1,275,560
Denise L. Jackson		82,170	396,000	792,000
TSR PRSU	1/4/2021				592	2,366	4,141			211,236
Adjusted EBITDA PRSU	1/4/2021				645	2,579	5,158			176,017
RSU	1/4/2021							4,642	(10)	316,817
TSR PRSU	8/15/2021				3,250	13,000	22,750			1,275,560
(1)	The columns comprising the “Estimated Future Payouts Under Equity Incentive Plan Awards” set forth information regarding PRSUs granted to our named executive officers in 2021: (1) TSR PRSUs based on total shareholder return over a three-period ending on December 31, 2023 and (2) adjusted EBITDA PRSUs based on our adjusted EBITDA performance over a three year period. The ultimate number of PRSUs that vest under these awards depends on the results of the TSR Measurement or our adjusted EBITDA performance over a three-year period. All equity awards reflected in this table were granted under the Equity Plan.
(2)	The amount set forth in this column represents the minimum amount that a named executive officer would receive under our Bonus Plan if we met our threshold for 2021 pre-bonus adjusted EBITDA. For information on the calculation of Pre-Bonus AEBITDA, and a reconciliation of our 2021 net income to adjusted EBITDA, please see Exhibit A to this proxy statement (page 95). We describe the Bonus Plan, including the 2021 metrics utilized for each named executive officer, in our CD&A above.
(3)	The amount set forth in this column represents the amount that a named executive officer would receive under our Bonus Plan if the named executive officer met the target of each metric upon which his or her bonus is based.
(4)	The Compensation Committee set the maximum bonus for 2021 under the Bonus Plan at 200% of the target amount for each named executive officer. The amount set forth in this column represents the amount that a named executive officer would receive under our Bonus Plan if all financial metrics to which he or she is subject exceeded our target for each metric by 10% to 20% (depending on the metric) and the individual, in the sole discretion of the Compensation Committee, demonstrated superior leadership, made exceptional individual contributions to our success in 2021 and our performance or the performance of the applicable division surpassed that of our direct competitors such that the Compensation Committee awarded him or her 110% bonus for the Leadership Component.
(5)	For TSR PRSUs awards, the number of shares set forth in this column assumes that under the TSR Measurement, our relative TSR percentile rank equaled at least 25%, which establishes the minimum amount of performance that we must achieve for our named executive officers to earn a portion of the award. We describe Relative TSR in our CD&A above. For adjusted EBITDA margin PRSU awards, the number of shares set forth in this column assumes that the Company will achieve annual adjusted EBITDA performance equal to 90% of the Company’s adjusted EBITDA targets. A more detailed discussion of targets and performance metrics applicable to the adjusted EBITDA Performance PRSUs is found in subsection titled “Adjusted EBITDA Performance PRSUs” on page 64 above.
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Executive Compensation

(6)	For TSR PRSUs, the number of PRSUs set forth in this column assumes that under the TSR Measurement, our relative TSR percentile rank equaled at least 50%. For adjusted EBITDA margin PRSU awards, the number of shares set forth in this column assumes that the Company will achieve annual adjusted EBITDA performance equal to 100% of the Company’s adjusted EBITDA targets.
(7)	The number of TSR PRSUs set forth in this column assumes that under the TSR Measurement each of the following conditions has been satisfied: (1) Relative TSR percentile equals at least 75% and (2) Absolute TSR exceeds zero. For adjusted EBITDA PRSU awards, the number of shares set forth in this column assumes that the Company will achieve annual adjusted EBITDA performance equal to 120% of the Company’s adjusted EBITDA targets.
(8)	This column represents the grant date fair value, calculated in accordance with SEC rules, of each equity award. For PRSUs, which are subject to performance conditions, we report the grant date fair value based upon the probable outcome of such conditions and that value is consistent with the estimate of aggregate compensation cost to be recognized over the service period as of the grant date, excluding the effect of estimated forfeitures. These amounts do not necessarily correspond to the actual value that will be realized by our named executive officers. For additional information on the valuation assumptions used in the calculation of these amounts, refer to notes 1(o) and 10 to the financial statements included in our annual report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the SEC on February 24, 2022.
(9)	The RSUs underlying this award vest in three tranches on each of the first, second and third anniversaries of the Grant Date and the Grantee’s provision of three periods of Credited Service.
(10)	The RSUs underlying this award are retirement eligible as of December 31, 2021 and vest in three tranches on each of the first, second and third anniversaries of the Grant Date.
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Executive Compensation

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table represents equity interests held by the named executive officers as of December 31, 2021, which is comprised of RSU and PRSU awards.

	Option Awards				Stock Awards(1)
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Option Exercise Price ($)	Option Expiration Date	RSU or PRSU Award Grant Date		Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Susan R. Salka					1/3/2019	(3)			41,510	(4)	5,077,918
					1/3/2019	(5)			23,450	(6)	2,868,639
					12/16/2019	(7)	7,057	863,283
					1/6/2020	(9)			19,625	(10)	2,400,726
					1/6/2020	(11)			23,336	(12)	2,854,693
					12/16/2020	(7)	13,149	1,608,517
					1/4/2021	(14)			14,652	(15)	1,792,379
					1/4/2021	(16)			23,522	(17)	2,877,446
					9/20/2021	(7)	30,717	3,757,611
Brian M. Scott(18)					—		—	—	—		—
Christopher S. Schwartz(4)					1/3/2019	(3)			1,078	(4)	131,872
					1/3/2019	(5)	183	22,386
					1/22/2019	(22)	238	29,115
					11/22/2019	(22)	840	102,757
					1/6/2020	(9)			601	(10)	73,520
					1/6/2020	(7)	403	49,299
					1/4/2021	(7)	824	100,800
					1/4/2021	(14)			275	(15)	33,641
					7/16/2021	(7)	1,560	190,835
Jeffrey R. Knudson(5)					11/2/2021	(13)	29,262	3,579,620
Mark C. Hagan					1/3/2019	(3)			7,798	(4)	953,929
					1/3/2019	(5)			4,407	(6)	539,108
					1/3/2019	(8)	1,326	162,210
					1/6/2020	(9)			3,535	(10)	432,437
					1/6/2020	(11)			4,204	(12)	514,275
					1/6/2020	(13)	2,369	289,800
					3/9/2020	(19)	2,603	318,425
					1/4/2021	(14)			3,846	(15)	470,481
					1/4/2021	(16)			6,174	(17)	755,265
					1/4/2021	(13)	6,923	846,891
					8/15/2021	(20)			22,750	(21)	2,783,008
					1/3/2019	(3)			8,114	(4)	992,586
					1/3/2019	(5)			4,583	(6)	560,638
Denise L. Jackson					1/3/2019	(8)	1,379	168,693
					1/6/2020	(9)			3,701	(10)	452,743
					1/6/2020	(11)			4,401	(12)	538,374
					1/6/2020	(7)	2,480	303,378
					1/4/2021	(14)			2,579	(15)	315,489
					1/4/2021	(16)			4,141	(17)	506,569
					1/4/2021	(7)	4,642	567,856
					8/15/2021	(20)			22,750	(21)	2,783,008
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(1)	These columns consist of RSUs and PRSUs granted under the Equity Plan.
(2)	The market value of stock awards and the equity incentive plan awards represents (i) the number of shares that had not vested as of December 31, 2021 as set forth in the applicable column, multiplied by (ii) $122.33, the closing price of our Common Stock on December 31, 2021 (the last trading day of the year). For PRSUs, the number of shares set forth in the applicable column may be more than the target amount granted under the award as detailed in the footnotes below, and the amount ultimately received for each award may be different than the number of shares identified.
(3)	The adjusted EBITDA margin PRSUs underlying this award vested on January 3, 2022 and settled on February 17, 2022 after the Compensation Committee determined the Company’s 2021 adjusted EBITDA margin.
(4)	Because the number of shares earned under this award was based on the Company’s 2021 adjusted EBITDA margin, we set forth the number of shares earned. Based on the Company’s 2021 adjusted EBITDA margin of 15.9%, 200% of the target amount for this award was earned.
(5)	These PRSUs vested on January 4, 2022.
(6)	The Compensation Committee performed the TSR Measurement for this award for the measurement period ended December 31, 2021 on January 4, 2022. Relative TSR measured at the 78th percentile and Absolute TSR was positive. Based on those results, the number of PRSUs set forth in this column for this award, which was the maximum amount that could have been received under the award, vested as of January 4, 2022.
(7)	The RSUs underlying this award vest in three tranches on each of the first, second and third anniversaries of the Grant Date and are irrevocable by the Company in the event of the executive’s retirement.
(8)	The RSUs underlying this award vest in three tranches on each of the first, second and third anniversaries of the Grant Date and the Grantee’s provision of three periods of credited service, but are still reflected on this table as unvested because they remained unvested as of December 31, 2021.
(9)	The adjusted EBITDA PRSUs underlying this award vest on January 6, 2023. The settlement date and the determination of the total amount of shares earned under this award will take place when the Compensation Committee determines the annual year-over-year adjusted EBITDA performance rate for 2022 and 2023, which we believe will occur in February 2023.
(10)	Pursuant to the instructions set forth to Item 402(f)(2) of Regulation S-K, which provides that the number of shares reported in this column shall be based on achieving the target performance goal, because our long-term adjusted EBITDA performance rate is currently commensurate with the target performance of these awards.
(11)	The TSR PRSUs underlying this award vest on the date on which the Compensation Committee performs the TSR Measurement, which shall occur within 30 days after December 31, 2022. We describe the TSR Measurement in detail in the CD&A above.
(12)	The ultimate number of TSR PRSUs that vest under this award depends on the results of the TSR Measurement. The target amount for each of Ms. Salka, Mr. Hagan and Ms. Jackson for his or her equity incentive plan award granted on January 6, 2020 is 13,335, 2,402, and 2,515, respectively. For the target amount of TSR PRSUs to be earned, Relative TSR under the TSR Measurement would need to equal the 50th percentile. The range of TSR PRSUs that may be earned by the identified named executive officer under this award is zero up to an amount equal to the product of (i) the target amount for such executive, multiplied by (ii) 1.75. The threshold amount equals 25% of the target amount. If we were to have conducted the TSR Measurement on December 31, 2021, Relative TSR would have measured at the 79th percentile. Based on those results, TSR PRSUs equal to 175% of target would have been earned.
(13)	The RSUs underlying this award vest in three tranches on each of the first, second and third anniversaries of the Grant Date and the Grantee’s provision of three periods of credited service.
(14)	The adjusted EBITDA PRSUs underlying this award vest on January 4, 2024. The settlement date and the determination of the total amount of shares earned under this award will take place when the Compensation Committee determines our annual year-over-year adjusted EBITDA performance rate for 2023 and 2024, which we believe will occur in February 2024.
(15)	Pursuant to the instructions set forth to Item 402(f)(2) of Regulation S-K, which provides that the number of shares reported in this column shall be based on achieving the target performance goal, because our long-term adjusted EBITDA performance rate is currently commensurate with the target performance of these awards.
(16)	The TSR PRSUs underlying this award vest on the date on which the Compensation Committee performs the TSR Measurement, which shall occur within 30 days after December 31, 2023. We describe the TSR Measurement in detail in the CD&A section above.
(17)	The ultimate number of TSR PRSUs that vest under this award depends on the results of the TSR Measurement. The target amount for each of Ms. Salka, Mr. Hagan and Ms. Jackson for his or her equity incentive plan award granted on January 4, 2021 is 13,441, 3,528 and 2,366, respectively. For the target amount of TSR PRSUs to be earned, Relative TSR under the TSR Measurement would need to equal the 50th percentile. The range of TSR PRSUs that may be earned by the identified named executive officer under this award is zero up to an amount equal to the product of (i) the target amount for such executive, multiplied by (ii) 1.75. The threshold amount equals 25% of the target amount. If we were to have conducted the TSR Measurement on December 31, 2021, Relative TSR would have measured at the 70th percentile. Based on those results, TSR PRSUs equal to 175% of target would have been earned.
(18)	Mr. Scott was not retirement eligible as of his date of his separation of service from the company; therefore, he forfeited all unvested equity awards.
(19)	The RSUs underlying this award vest on the third anniversary of the grant date and the Grantee’s provision of three periods of credited service.
(20)	50% of the target TSR PRSUs underlying this award vest on the date on which the Compensation Committee performs the TSR Measurement for the first performance period, which shall occur within 30 days after August 15, 2022. The Compensation Committee will perform the TSR Measurement following the end of the two-year performance period for the remainder of this award, which shall occur within 30 days after August 15, 2023. We describe the TSR Measurement in detail in the CD&A section above.
(21)	The ultimate number of TSR PRSUs that vest under this award depends on the results of the TSR Measurement for the first and second performance periods. The target amount for each of Mr. Hagan and Ms. Jackson for his or her equity incentive plan award granted on August 15, 2021 is 13,000. For the target amount of TSR PRSUs to be earned, Relative TSR under the TSR Measurement would need to equal the 50th percentile. The range of TSR PRSUs that may be earned by the identified named executive officer under this award is zero up to an amount equal to the product of (i) the target amount for such executive, multiplied by (ii) 1.75. The threshold amount equals 25% of the target amount.
(22)	The RSUs underlying this award vest on the third anniversary of the grant date and are irrevocable by the Company in the event of the executive’s retirement.
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OPTION EXERCISES AND STOCK VESTED

The following table shows information regarding exercises of option awards to purchase our Common Stock and vesting of stock awards held by our named executive officers during 2021, as of December 31, 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Susan R. Salka	—	—	53,591	4,745,679
Jeffrey R. Knudson	—	—	—	—
Christopher S. Schwartz	—	—	1,187	87,052
Brian M. Scott	—	—	19,465	1,384,118
Mark C. Hagan	—	—	8,081	700,541
Denise. L. Jackson	—	—	9,152	648,946
(1)	We calculate the “Value Realized on Vesting” by multiplying (i) the gross number of shares acquired on vesting prior to shares being withheld to cover taxes and (ii) the closing price of our Common Stock on the day prior to the applicable vest dates.

NONQUALIFIED DEFERRED COMPENSATION

We maintain a Deferred Compensation Plan to provide our executives, including our named executive officers, with the opportunity to defer up to 80% of their base salary and up to 90% of their bonus. The Deferred Compensation Plan also permits executives to defer the settlement date of their RSUs or PRSUs. Our named executive officers are excluded from participating in our 401(k) plan, with exception to Mr. Knudson, who was eligible to participate in 2021, and will be eligible to participate in 2022, because he did not exceed the compensation threshold in 2021 since he joined the Company in November. In 2021, we matched 100% up to 10% of the executive’s eligible compensation for a maximum match of 10% of the executive’s cash compensation. The Deferred Compensation Plan credits deferrals (other than deferrals of RSUs or PRSUs) with earnings or losses based upon the executive’s selection of publicly traded mutual funds, which may change from time to time. The current list of measurement funds, which were available throughout all of 2021 are as follows: Hartford Small Cap Growth Y, Principal MidCap S&P 400 Index Inst, Principal SmallCap S&P 600 Index Inst, Principal LargeCap Growth I R5, MassMutual Select Mid Cap Growth R5, MFS Mid Cap Value R4, Principal Large Cap S&P 500 Index Inst, Victory Sycamore Small Company Opp I, Principal International Equity Index Inst, Dodge & Cox International Stock, Invesco Diversified Dividend R5, PGIM Total Return Bond Z, BNY Mellon Bond Market Index I. In addition to these, there is a series of target date funds, which include the following underlying funds: T. Rowe Price New Horizons, T. Rowe Price Small-Cap Stock, T. Rowe Price Small-Cap Value, T. Rowe Price Growth Stock, T. Rowe Price Mid-Cap Growth, T. Rowe Price Equity Index 500, T. Rowe Price Mid-Cap Value, T. Rowe Price International Stock, T. Rowe Price US Large-Cap Core Z, T. Rowe Price Overseas Stock, T. Rowe Price Real Assets, T. Rowe Price Value, T. Rowe Price International Value Eq, T. Rowe Price Emerging Markets Stock, T. Rowe Price Em Mkts Discv Stk Z, T. Rowe Price High Yield, T. Rowe Price Emerging Markets Bond, T. Rowe Price US Treasury Long-Term, T. Rowe Price Floating Rate, T. Rowe Price Intl Bd USD Hdgd, T. Rowe Price New Income, T. Rowe Price Dynamic Global Bond Inv, T. Rowe Price Ltd Dur Infl Focus Bd, T. Rowe Price US Treasury Money. Effective December 8, 2021, the following funds were replaced: Invesco Diversified Dividend R5 was replaced with Large Cap Value Fund CL I2; MassMutual Mid Cap Growth Class R5 was replaced with Mid Cap Growth Fund Fee Class I1; and the Hartford Small Cap Growth Y was replaced with Small Cap Growth II I2.

Executives may change their election of measurement funds on a daily basis. Additionally, beginning in 2014, the Deferred Compensation Plan permitted executives to invest in a Deferred Compensation Fixed Rate Fund, which provides an annual fixed rate of return that is generally set by the Company on January 1 of each year at 120% of the long-term Applicable Federal Rate. For 2021, the Company set the rate of return at 1.5% per annum.

Benefits under the Deferred Compensation Plan are payable in a lump sum or in annual installments for a period of up to ten years beginning seven months after the named executive officer’s separation from service. Executives may also select at the time of deferral to be paid upon separation from service, a change in control or a fixed distribution date, which must be at least two years after the date of deferral. Benefits under the Deferred Compensation Plan are also payable if the executive experiences an unforeseen financial emergency. Deferrals of RSUs or PRSUs are settled in shares upon a fixed date selected by the executive or upon a separation from service or change in control.

The following table reflects contributions made by the named executive officers and matching contributions made by us under the Deferred Compensation Plan in fiscal year 2021 as well as the named executive officers’ aggregate earnings, withdrawals, and balance information.

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Executive Compensation

Name	Executive Contribution in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals or Distributions ($)	Aggregate Balance at FYE ($)(4)
Susan R. Salka	226,600	226,600	661,003	—	19,815,804	(5)
Brian M. Scott	128,640	79,560	360,113	—	2,586,330
Christopher S. Schwarz	60,093	31,083	59,053	—	407,270
Jeffrey R. Knudson	—	—	—	—	—
Mark C. Hagan	577,125	89,625	252,699	—	2,278,822
Denise L. Jackson	77,990	77,990	107,965	—	2,146,391
(1)	The 2021 “Salary” and “Non-Equity Incentive Compensation” columns of the Summary Compensation Table include the contributions, as applicable, of the named executive officers set forth in this table.
(2)	We include the matching contributions made by us set forth in this column in the 2021 “All Other Compensation” column of the Summary Compensation Table.
(3)	Aggregate earnings are not reflected in the Summary Compensation Table. Additionally, any changes in the value of Common Stock underlying deferred vested awards are not included in this column.
(4)	To the extent our named officers made contributions, or we made matching contributions to our named executive officers, for the periods set forth in the Summary Compensation Table, such amounts are included (subject to increases or decreased earnings on such amounts) in this column.
(5)	This amount includes $12,385,056 representing the value of 101,243 shares of Common Stock underlying Ms. Salka’s deferred vested equity awards in her deferred compensation account, which is calculated based on our Common Stock price of $122.33 per share, the closing price on December 31, 2021

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

MS. SALKA’S EMPLOYMENT AGREEMENT

We are party to an employment agreement with Ms. Salka dated May 4, 2005, as amended February 6, 2008. The employment agreement provides that Ms. Salka will serve as our President and CEO. For her services in that capacity, Ms. Salka (1) receives a base salary that we may increase annually at our discretion, (2) is eligible to receive an annual bonus subject to meeting certain performance-based criteria, and (3) is eligible to participate in our equity plans, employee benefit plans and other benefits programs provided in the same manner and to the same extent as our other senior management. The term of Ms. Salka’s employment agreement ends May 4, 2022 and automatically renews unless a party gives notice 120 days prior to the expiration date that such party does not wish to extend the term of the employment agreement. As announced on March 10, 2022, Ms. Salka intends to retire by the end of the year ending December 31, 2022, but will stand for reelection to AMN’s Board and remain as Chief Executive Officer until a successor is hired.

The employment agreement provides that Ms. Salka will receive severance benefits under the following three circumstances:

1.	Death or Disability. In the event of her disability or death, Ms. Salka or her estate, as applicable, would be entitled to a severance payment equal to the sum of (A) two times her then-current annual base salary (payable not later than 30 days following termination of employment), and (B) an amount equal to the average of bonuses earned for the three most recent fiscal years (“Average Bonus”) by her (payable when bonuses are paid to our other executive officers).
2.	Termination for Reason Other than for Cause or Resignation for Good Reason. If we terminate Ms. Salka’s employment for any reason other than for “cause,”(1) or if she terminates her employment for “good reason,”(2) Ms. Salka would be entitled to receive from us, not later than 30 days following termination of employment, a lump sum amount equal to the sum of (A) two times her then-current annual base salary, and (B) two times her Average Bonus.
3.	Change in Control. If, within one year following a “change in control,”(3) we terminate Ms. Salka’s employment for any reason other than for cause, or if she terminates her employment for good reason, she would be entitled to receive, as soon as reasonably practicable following her termination, a lump sum amount equal to the sum of (A) three times her then-current annual base salary, and (B) three times her Average Bonus. Any unvested RSUs, PRSUs, unvested options or other equity-based compensation awards held by Ms. Salka that is retirement eligible would continue to vest pursuant to the terms of the applicable equity agreement.

(1)	“Cause” is defined in the employment agreement as a termination of employment by us due to Ms. Salka’s (i) commission of an act of fraud or embezzlement against us or any of our subsidiaries or conviction in a court of law, or guilty plea or no contest plea, of any charge involving an act of fraud or embezzlement; (ii) conviction in a court of law, or guilty plea or no contest plea, to a felony charge; (iii) willful misconduct as our employee or as an employee for any of our subsidiaries that is reasonably likely to result in injury or financial loss to us or our subsidiaries; (iv) willful failure to render services to us or any of our subsidiaries in accordance with her employment duties, which amounts to a material neglect of duties to us and does not result from physical illness, injury or incapacity, and which failure is not cured promptly after adequate notice; or (v) material breach of certain covenants of the employment agreement, if not cured within 30 days after written notice.
(2)	“Good Reason” is defined in the employment agreement as (i) a material breach by us of the employment agreement with the exception of certain provisions thereto not cured within 30 days after the Board’s receipt of written notice of such non-compliance; (ii) the assignment to Ms. Salka without her consent of duties materially and adversely inconsistent with her position, duties or responsibilities, or a change in her title or office, or
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any removal of her from any of such positions, titles or offices, or any failure to elect or reelect her as a member of the Board or any removal of her as such a member, subject to certain exceptions; or (iii) the relocation of our corporate headquarters of more than 50 miles from San Diego, California without her approval.
(3)	“Change in control” is defined in the employment agreement as occurring upon: (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a majority of the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; (2) our dissolution or liquidation; (3) the sale of all or substantially all of our business or assets; or (4) the consummation of a merger, consolidation or similar form of corporate transaction involving the Company that requires the approval of our shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), if immediately following such Business Combination: (x) a Person is or becomes the beneficial owner, directly or indirectly, of a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), or (y) our shareholders cease to beneficially own, directly or indirectly, in substantially the same proportion as they owned the then outstanding voting securities immediately prior to the Business Combination, a majority of the combined voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation). “Surviving Corporation” means the corporation resulting from a Business Combination, and “Parent Corporation” means the ultimate parent corporation that directly or indirectly has beneficial ownership of a majority of the combined voting power of the then outstanding voting securities of the Surviving Corporation entitled to vote generally in the election of directors.

Additionally, under each of the above scenarios, Ms. Salka and her eligible dependents are entitled to continue to participate for two years in our medical, life, dental and disability insurance plans to the extent such plans permit continued participation (with Ms. Salka continuing to pay premiums in respect of such coverage that she was paying prior to termination).

Under some circumstances, amounts payable under Ms. Salka’s employment agreement are subject to a full “gross-up” payment to make her whole if she is deemed to have received “excess parachute payments” under Section 4999 of the Code. The employment agreement has not been amended in recent years; however, in 2009, we committed to cease entering into employment agreements with tax gross-ups. Payment of all or a portion of the amounts set forth above may be delayed six months following her termination, if necessary to comply with the requirements of Section 409A of the Code. The employment agreement requires Ms. Salka to release any claims against us. The employment agreement also contains a confidentiality provision and a provision requiring Ms. Salka not to solicit our employees during its term and for a period of two years thereafter.

The following table sets forth illustrative examples of the payments and benefits Ms. Salka would have received if any of the circumstances described above occurred as of December 31, 2021.

Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($)(1)	Value of Accelerated Equity Awards ($)(2)	Tax Gross-Up ($)(3)	Total ($)
Termination of Employment by Us without Cause or by	2,060,000	3,219,018	70,935	—		5,349,953
Ms. Salka for Good Reason Absent a Change in Control
Death or Disability	2,060,000	1,609,509	23,083	—		3,692,592
Termination of Employment by Us without Cause or by	3,090,000	4,828,527	70,935	24,101,090	8,918,467	41,009,019
Ms. Salka for Good Reason with a Change in Control
(1)	Under the terms of Ms. Salka’s employment agreement, she and her eligible dependents may continue to participate for two years in our medical, life, dental and disability insurance plans to the extent such plans permit continued participation (with Ms. Salka continuing to pay premiums in respect of such coverage that she was paying prior to termination). For purposes of this column, we assume that all plans would permit continued participation and that Ms. Salka (or her eligible dependents in the event of her death) would continue to participate. We value the benefit at our estimated cost of two years of her and her dependents’ continued participation in the applicable plans.
(2)	We computed the value of accelerated equity awards using a share price of $122.33, the closing price of our Common Stock on December 31, 2021, the last trading day of the year. This column does not reflect awards that had already vested as of December 31, 2021. As set forth in the applicable equity award agreements, for TSR PRSUs, we have utilized the number of shares Ms. Salka would have received if the applicable TSR Measurements were performed on December 31, 2021; for adjusted EBITDA margin PRSUs we have utilized the target number underlying the awards based on 2022 and 2023 adjusted EBITDA margin performance targets and for the award based on 2021 adjusted EBITDA margin we have utilized the amount Ms. Salka received based on our 2021 adjusted EBITDA margin.
(3)	We calculated the tax gross-up amount based on a number of assumptions, and that amount includes the amount of the 20% excise tax plus the highest federal and Texas marginal income tax rates and Medicare tax of 1.45%.

EXECUTIVE OFFICER SEVERANCE AGREEMENTS

As of December 31, 2021, we were party to executive severance agreements with each of Ms. Jackson, Mr. Hagan, and Mr. Knudson, which are all virtually identical and provide that the applicable named executive officer will receive severance benefits if we terminate his or her employment without “cause,” or the executive officer resigns for “good reason”(1) (in either case, an involuntary termination).

If an involuntary termination occurs, but not within one year of a “change in control” (defined as in Ms. Salka’s employment agreement, see footnote 3 above), benefits include a cash payment equal to the applicable named executive officer’s then-current annual base salary, payment of a prorated portion of his or her Average Bonus and reimbursement for the COBRA health coverage for his or her health insurance for a one-year period (or until he or she becomes eligible for comparable coverage under another employer’s health plans, if earlier), less his or her share of premiums. If an involuntary termination occurs within one year of a change in control, the applicable named executive officer’s severance payment equals two times the sum of (A) his or her then-current annual base salary,

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Executive Compensation

plus (B) an amount equal to his or her Average Bonus. Each severance agreement contains a requirement that the named executive officer execute a general release in our favor as a condition to receiving the severance payments.

In addition, the named executive officers can resign their employment for “good reason” after a “change in control” and generally receive the same severance benefits described in the preceding paragraph(2).

(1)	“Good Reason” for purposes of an involuntary termination not within one year after a “change in control” means the occurrence of any of the following events without the named executive officer’s express written consent: (i) a material reduction in the executive’s base salary or target annual bonus compensation unless such reduction is commensurate with reductions simultaneously made to similarly situated executives, (ii) the Company’s assignment to the executive of duties that are materially inconsistent and adverse to his or her position, or (iii) our relocation of the named executive officer’s principal place of employment to a locale that is more than fifty (50) miles from his or her principal place of employment immediately prior to the change in control; provided, however, that a relocation to the Company’s Dallas, Texas offices shall not trigger any severance obligation by the Company.
(2)	On and after a “change in control,” “good reason” means the occurrence of any of the following events without the named executive officer’s express written consent: (i) a material reduction in his or her base salary or target annual bonus compensation as in effect on the date immediately prior to a change in control, (ii) the Company’s assignment to the named executive officer without his or her consent of duties materially and adversely inconsistent with the named executive officer’s position, duties or responsibilities as in effect immediately before the change in control, including, but not limited to, any material reduction in such position, duties or responsibilities, or a change in the named executive officer’s title or office, as then in effect, or any removal of the named executive officer from any of such positions, titles or offices, or (iii) our relocation of the named executive officer’s principal place of employment to a locale that is more than fifty (50) miles from his or her principal place of employment immediately prior to the change in control.

The following table sets forth illustrative examples of the payments and benefits Mr. Knudson, Mr. Hagan, and Ms. Jackson would have received if any of the circumstances described above occurred as of December 31, 2021. Mr. Scott is not reflected below since he separated from the Company in August 2021 and would not be entitled to any payments as of the measurement date. Due to the interim nature of Mr. Schwartz role, we were not party to an executive severance agreement with him; however, under the Company’s equity agreements, he would be entitled to his unvested equity awards if there was a change in control. The aggregate value of Mr. Schwartz unvested equity as of December 31, 2021 is $734,225.

JEFFREY R. KNUDSON
Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($)	Value of Accelerated Equity Awards ($)(1)	Total ($)
Involuntary Absent a Change in Control	300,000	—	26,074	—	326,074
Involuntary Within One Year of a Change in Control	600,000	—	26,074	3,579,620	4,205,694

MARK C. HAGAN
Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($)	Value of Accelerated Equity Awards ($)(1)	Total ($)
Involuntary Absent a Change in Control	510,000	257,500	26,001	—	793,501
Involuntary Within One Year of a Change in Control	1,020,000	515,000	26,001	8,240,026	9,801,027

DENISE L. JACKSON
Termination Reason	Cash Severance ($)	Bonus ($)	Benefits ($)	Value of Accelerated Equity Awards ($)(1)	Total ($)
Involuntary Absent a Change in Control	440,000	490,581	18,395	—	948,976
Involuntary Within One Year of a Change in Control	880,000	981,161	18,395	7,666,176	9,545,733
(1)	Pursuant to the terms of the equity award agreements with our named executive officers, upon a change in control of the Company, all unvested equity awards become vested and exercisable upon a termination of employment. We have included the value of accelerated vesting of each named executive officer’s equity awards in the table above. For this purpose, we used $122.33, the closing price of our Common Stock on December 31, 2021. This column does not reflect awards that had already vested as of December 31, 2021. As set forth in the applicable equity award agreements, for TSR PRSUs, we have utilized the number of shares the named executive officers would have received if the applicable TSR Measurements were performed on December 31, 2021; for adjusted EBITDA margin PRSUs we have utilized the target number underlying the awards based on 2022 and 2023 adjusted EBITDA performance and for the award based on 2021 adjusted EBITDA margin we have utilized the amount the executive received based on our 2021 adjusted EBITDA margin.
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CEO PAY RATIO

As required by Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the annual total compensation of our median employee to the annual total compensation of our CEO for fiscal year 2021.

Pursuant to SEC rules, we are permitted to calculate our 2021 CEO pay ratio using the same median employee that we identified in 2020 because we do not believe there have been any changes to our employee population or employee compensation arrangements during 2021 that would have a significant impact on our pay ratio disclosure. Accordingly, we have elected to use the same median employee.

We calculated our median employee’s annual total compensation using the same SEC rules we use for calculating the annual total compensation of our named executive officers, as set forth in the Summary Compensation Table above. In 2021, the annual total compensation of our median employee was $54,225, and our CEO’s annual total compensation was $9,472,551, of which $8,115,694 was variable compensation based on the performance of the Company. The resulting ratio of the total annual compensation of our median employee compared to the total annual compensation of our CEO in 2020 was 174:1.

The SEC rules do not allow for companies to annualize compensation paid to temporary employees. As mentioned above, our healthcare professionals, who comprised more than 80% of our workforce in 2021, are temporary employees. Since we are unable to annualize compensation for our healthcare professionals, we do not believe that the above ratio accurately reflects our pay practices relative to the compensation of our CEO. We believe that measuring the compensation paid to our median corporate employee more accurately reflects our pay practices relative to the compensation of our CEO. In 2021, the ratio of the total annual compensation of our median corporate employee compared to the total compensation of our CEO was 122:1.

The pay ratio was calculated in accordance with SEC rules based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to the Company’s pay ratio as disclosed above.

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Management Proposal

PROPOSAL 3: ADOPTION OF THE AMN HEALTHCARE EMPLOYEE STOCK PURCHASE PLAN

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE AMN Employee Stock Purchase Plan.

On March 1, 2022, the Board adopted, subject to stockholder approval, the AMN Healthcare Services, Inc. (“AMN”) Employee Stock Purchase Plan (the “ESPP”) for the purpose of providing a means through which to attract, motivate and retain personnel and to provide a means whereby our employees can acquire and maintain an equity interest in us, thereby strengthening their commitment to our welfare and aligning their interests with those of our stockholders. Stockholders are being asked to consider and approve the ESPP, which will reserve an aggregate amount of up to 1,000,000 shares of AMN common stock for issuance pursuant to grants made under the ESPP.

Description of the Material Features of the ESPP

The following is a summary of the material features of the ESPP. This summary is qualified in its entirety by reference to the complete text of the ESPP, which is contained in Exhibit B to this proxy statement.

Purpose of the ESPP

The purpose of the ESPP is to provide employees of AMN and its participating subsidiaries with the opportunity to purchase AMN common stock at a discount through accumulated payroll deductions during successive offering periods. We believe that the ESPP enhances such employees’ sense of participation in our performance, aligns their interests with those of our stockholders, and is a necessary and powerful incentive and retention tool that benefits our stockholders. Accordingly, the AMN Board believes that approval of the ESPP is in the best interests of AMN and the AMN Board recommends that stockholders vote for approval of the ESPP.

AMN operates in a highly competitive and challenging marketplace in which its success depends to a great extent on its ability to attract and retain high-caliber employees. If approved, the ESPP is expected to be a significant part of our overall equity compensation strategy, especially with respect to our non-executive employees. We believe that offering the ESPP is important to our ability to maintain competitiveness. By providing eligible employees with a convenient means of acquiring an equity interest in AMN through payroll deductions, we expect to enhance such employees’ sense of participation in the affairs of AMN and its participating subsidiaries and provide an incentive for continued employment.

The ESPP includes two components. One component is designed to allow our eligible employees to purchase common stock in a manner that is designed to qualify for favorable tax treatment under Section 423 of Code, or the 423 component. In addition, purchase rights may be granted under a second component that does not qualify for such favorable tax treatment, or the non-423 component.

Summary of the ESPP

This section summarizes certain principal features of the ESPP, which authorizes the grant of purchase rights to U.S. employees of AMN that are intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Code. The summary is qualified in its entirety by reference to the complete text of the ESPP.

Eligibility and Administration

The Board, or a duly authorized committee thereof, will administer and will have authority to interpret the terms of the ESPP and determine eligibility of participants. The administrator may designate certain of AMN’s subsidiaries as participating “designated companies” in the ESPP and may change these designations from time to time. Employees of AMN and its participating designated companies are eligible to participate in the ESPP if they meet the eligibility requirements under the ESPP established from time to time by the administrator. However, an employee may not be granted rights to purchase shares under the ESPP if such employee, immediately after the grant, would own (directly or through attribution) shares possessing 5% or more of the total combined voting power or value of all classes of common stock or other classes of shares.

Eligible employees become participants in the ESPP by enrolling and authorizing payroll deductions by the deadline established by the administrator prior to the first day of the applicable offering period. Non-employee directors and consultants are not eligible to

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participate in the ESPP. Employees who choose not to participate, or are not eligible to participate at the start of an offering period but who become eligible thereafter, may enroll in any subsequent offering period.

As of the date of this proxy statement, AMN had approximately 8,691 employees who would have been eligible to participate in the ESPP had the ESPP been in operation on such date and the subsidiaries for whom such employees work had been designated as participating designated companies under the ESPP.

Shares Available for Awards

A total of 1,000,000 shares of AMN common stock will be reserved for issuance pursuant to grants made under the ESPP. The number of shares subject to the ESPP may be adjusted for changes in our capitalization and certain corporate transactions, as described below under the heading “Changes in Capitalization and Effect of Certain Corporate Transactions.” We cannot precisely predict the AMN share usage under the ESPP as it will depend on a range of factors including the level of AMN employee participation, the contribution rates of participants, the trading price of AMN common stock and AMN future hiring activity. Any shares distributed pursuant to an award may consist, in whole or in part, of authorized and unissued common stock, treasury common stock or common stock purchased on the open market.

Participating in an Offering

●	Offering Periods and Purchase Periods. AMN common stock will be offered under the ESPP during offering periods. The length of the offering periods under the ESPP will be determined by the administrator and may be up to 27 months long. Employee payroll deductions will be used to purchase shares on each purchase date during an offering period. The administrator may select one or more purchase dates for each offering period. Offering periods under the ESPP will commence when determined by the administrator. The administrator may, in its discretion, modify the terms of future offering periods.

●	Enrollment and Contributions. The ESPP permits participants to purchase common stock through payroll deductions of up to a specified dollar amount or a specified percentage of their eligible compensation specified by the administrator. The administrator may establish a maximum number of shares that may be purchased by a participant during any offering period. In addition, no employee may purchase more than $25,000 worth of our Common Stock (determined based on the fair market value of the shares at the time such rights are granted) in each calendar year during which such rights are outstanding.

●	Purchase Rights. On the first trading day of each offering period, each participant will automatically be granted a purchase right to purchase shares of AMN common stock. Unless an employee’s participation is discontinued, his or her purchase right will be exercised automatically on the purchase date at the applicable purchase price.

●	Purchase Price. The purchase price of the shares, in the absence of a contrary designation by the administrator, will be 85% of the lower of the fair market value of AMN common stock on the first trading day of the offering period or on the Purchase Date. The fair market value per share of AMN common stock under the ESPP generally is the closing sales price of AMN common stock on the date for which fair market value is being determined, or if there is no closing sales price for a share of AMN common stock on the date in question, the closing sales price for a share of AMN common stock on the last preceding date for which such quotation exists.

●	Withdrawal and Termination of Employment. Participants may voluntarily end their participation in the ESPP during an offering period prior to the end of the offering period and will be paid their accrued payroll deductions that have not yet been used to purchase shares of common stock. Participation in the ESPP ends automatically upon a participant’s termination of employment.

Changes in Capitalization and Effect of Certain Corporate Transactions

In the event of certain changes in our capitalization, the administrator will appropriately adjust (1) the number of shares reserved under the ESPP, (2) the number of shares and purchase price of all outstanding purchase rights and (3) the number of shares that are subject to purchase limits under ongoing offerings.

In addition, in the event of a corporate transaction, each outstanding purchase right shall be assumed or an equivalent purchase right shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute outstanding purchase rights, any offering periods then in progress shall be shortened with a new purchase date prior to the proposed sale or merger. For purposes of the ESPP, a corporate transaction generally will be deemed to occur in the event of the consummation of: (i) a sale or other disposition of all or substantially all of our consolidated assets; (ii) a sale or other disposition of at least 50% of our outstanding securities; (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our Common Stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of such transaction.

2022 Proxy Statement	81

Management Proposal

Foreign Participants

The administrator may provide special terms, establish supplements to, or amendments, restatements or alternative versions of the ESPP, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States.

Transferability

A participant may not transfer rights granted under the ESPP other than by will or the laws of descent and distribution, and such rights are generally exercisable only by the participant.

Plan Amendment and Termination

The administrator has the authority to amend or terminate the ESPP, provided that except in certain circumstances such amendment or termination may not materially impair any outstanding purchase rights without the holder’s consent. The stockholder approval of any amendment to the ESPP will be obtained as required by applicable law or listing requirements.

Material U.S. Federal Income Tax Consequences

The U.S. federal income tax consequences of the ESPP under current income tax law are summarized in the following discussion which deals with the general tax principles applicable to the ESPP and is intended for general information only. Other federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

The ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under the applicable Code provisions, no income will be taxable to a participant until the sale or other disposition of the shares purchased under the ESPP. This means that an eligible employee will not recognize taxable income on the date the employee is granted a purchase right under the ESPP. In addition, the employee will not recognize taxable income upon the purchase of shares. Upon such sale or disposition, the participant generally will be subject to tax in an amount that depends upon the length of time such shares are held by the participant prior to disposing of them. If the shares are sold or disposed of more than two years from the date of grant and more than one year from the date of purchase, or if the participant dies while holding the shares, the participant (or the participant’s estate) will recognize ordinary income measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price or (2) the excess of the fair market value of the shares at the time the purchase right was granted over the purchase price. Any additional gain will be treated as long-term capital gain. If the shares are held for the holding periods described above but are sold for a price that is less than the purchase price, there is no ordinary income, and the participating employee has a long-term capital loss for the difference between the sale price and the purchase price. AMN will not be entitled to an income tax deduction with respect to the grant or exercise of a right to purchase our shares, or the sale of such shares by a participant, where such participant holds such shares for at least the holding periods described above.

If the shares are sold or otherwise disposed of before the expiration of the holding periods described above, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price and AMN will be entitled to a tax deduction for compensation expense in the amount of ordinary income recognized by the employee. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares were held following the date they were purchased by the participant prior to disposing of them. If the shares are sold or otherwise disposed of before the expiration of the holding periods described above but are sold for a price that is less than the purchase price, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date of purchase over the purchase price (and AMN will be entitled to a corresponding deduction), but the participant generally will be able to report a capital loss equal to the difference between the sales price of the shares and the fair market value of the shares on the date of purchase.

THE DISCUSSION ABOVE IS INTENDED ONLY AS A SUMMARY AND DOES NOT PURPORT TO BE A COMPLETE DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT TO RECIPIENTS OF PURCHASE RIGHTS UNDER THE EMPLOYEE STOCK PURCHASE PLAN. AMONG OTHER ITEMS THIS DISCUSSION DOES NOT ADDRESS ARE TAX CONSEQUENCES UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION, OR ANY TAX TREATIES OR CONVENTIONS BETWEEN THE UNITED STATES AND FOREIGN JURISDICTIONS. THIS DISCUSSION IS BASED UPON CURRENT LAW AND INTERPRETATIONAL AUTHORITIES WHICH ARE SUBJECT TO CHANGE AT ANY TIME.

82

Management Proposal

New Plan Benefits

Benefits under the ESPP will depend on the employees’ enrollment and contribution elections, and the fair market value of the shares at various future dates. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the ESPP.

The closing price of the Company’s common stock as of the record date on March 14, 2022 was $95.61.

Recommendation of the Board

THE BOARD RECOMMENDS THAT THE AMN STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMN HEALTHCARE EMPLOYEE STOCK PURCHASE PLAN.

2022 Proxy Statement	83

Audit Committee Matters

PROPOSAL 4: RATIFICATION OF THE SELECTION OF OUR INDEPENDENT PUBLIC ACCOUNTING FIRM

The Audit Committee appointed KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022. The Board proposes and recommends that the shareholders ratify this appointment.

SELECTION AND ENGAGEMENT OF KPMG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG served as our principal independent registered public accounting firm for 2021. We expect representatives from KPMG to be present at the Annual Meeting. They will be given the opportunity to make a statement if they so desire and are expected to be available to respond to any appropriate questions.

AUDIT FEES, AUDIT-RELATED FEES, TAX FEES AND ALL OTHER FEES

The following sets forth the fees paid or accrued for audit services and the fees paid for audit-related, tax and all other services rendered by KPMG for each of the last two years:

	2021 ($)	2020 ($)
Audit Fees(1)	2,000,000	2,313,125
Audit-Related Fees(2)	10,960	34,268
Tax Fees(3)	248,750	395,810
All Other Fees	-	-
(1)	Audit fees in 2021 consist of fees for professional services rendered in connection with the (i) annual audits of our consolidated financial statements, and the effectiveness of internal control over financial reporting and (ii) reviews of the interim consolidated financial statements included in quarterly reports.
(2)	Audit-related fees in 2021 consist principally of fees not reported under the “Audit Fees” heading, including fees in respect of accounting consultations and the licensing of KPMG’s accounting online research tool.
(3)	Tax fees in 2021 consist of professional services rendered primarily relating to consultations in connection with research and development credits, an audit of the Company by the California State Franchise Tax Board and state sales and use tax compliance as well as other tax-related consulting services.

Pursuant to the Audit Committee Charter, it is the policy of the Audit Committee to review in advance and grant any appropriate pre-approvals of all auditing services to be provided by the independent registered public accounting firm and all non-audit services to be provided by the independent registered public accounting firm as permitted by Section 10A of the Exchange Act, and in connection therewith, to approve all fees and other terms of engagement. In 2020 and 2021, the Audit Committee approved all fees billed by KPMG prior to the engagement.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the Company’s financial reporting process, including establishing and maintaining disclosure controls and procedures, establishing and maintaining internal control over financial reporting, evaluating the effectiveness of disclosure controls and procedures, evaluating and expressing an opinion on the effectiveness of internal control and the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America.

84

Audit Committee Matters

KPMG LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting. The Audit Committee’s responsibility is to monitor, evaluate and oversee these processes. The Audit Committee members are not employees of the Company and are not professional accountants or auditors. The Audit Committee’s primary purpose is to assist the Board to fulfill its oversight responsibilities by reviewing the financial information provided to shareholders and others, the systems of internal controls that management has established to preserve the Company’s assets, the audit process, including the review of critical audit matters with the Company’s independent registered accounting firm, and technology-related risks, including cybersecurity risks. It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the audited financial statements with management. In giving the Audit Committee’s recommendation to the Board, it has relied on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent registered public accounting firm, KPMG, included in its report on the Company’s consolidated financial statements.

The Audit Committee is responsible for the appointment, subject to shareholder ratification, of the Company’s independent registered public accounting firm. The members of the Audit Committee are independent as defined by Section 303A of the NYSE Listed Company Manual.

In this context, the Audit Committee has reviewed and discussed with management, its report on the effectiveness of the Company’s internal control over financial reporting as well as KPMG’s report related to its audit of (i) the consolidated financial statements; and (ii) the effectiveness of internal control over financial reporting. The Audit Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the Audit Committee has received from KPMG the written disclosures and the letter from the independent registered accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence and has discussed with KPMG its independence. The Audit Committee also considered whether KPMG’s provision of non-audit services to the Company is compatible with KPMG’s independence. KPMG advised the Audit Committee that KPMG was and continues to be independent accountants with respect to the Company.

The Audit Committee discussed with KPMG the overall scope and plans for its audits. The Audit Committee has met with KPMG, with and without management present, to discuss the results of its audits, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

Based upon the Audit Committee’s discussions with management and KPMG, the Audit Committee’s review of the representations of management and the report of KPMG to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. filed with the SEC.

Audit Committee Members

Mark G. Foletta

Financial Expert

Teri G. Fontenot

Financial Expert

Daphne E. Jones

Financially Literate

Jorge A. Caballero

Financial Expert

2022 Proxy Statement	85

Shareholder Proposal

PROPOSAL 5: SHAREHOLDER PROPOSAL

The Company has been advised that Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, who has indicated he is a beneficial owner of at least $2,000 in market value of AMN’s Common Stock, intends to submit the following proposal at the Annual Meeting.

AMN is not responsible for the accuracy or content of this shareholder proposal, which is presented as received from the proponent in accordance with SEC rules.

Proposal 5 — Special Shareholder Meeting Improvement

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting. Shareholders shall not be disqualified from formal participation in calling for a special shareholder meeting based solely on their length of stock ownership.

It is important to adopt this proposal because all AMN shares not held for one continuous year are now 100% disqualified from formally participating in the call for a special shareholder meeting. Under this ill-conceived AMN rule management discriminates against shareholders who bought AMN stock during the past 12 months.

Under the current rule potential shareholders with new ideas for management are thus discouraged from buying our stock because they will not be full-fledged shareholders until a year later.

It currently takes 15% of shares that are owned for more than one continuous year to call a special shareholder meeting. The owners of 15% of shares held for more than a continuous year could determine that they own 30% of our stock when length of stock ownership is factored out. Thus for practical purposes we may be left with a 30% stock ownership threshold to call a special shareholder meeting.

This shareholder proposal topic in the format that did not discriminate against shares owned for less than a year, won our 44% support at our 2018 annual meeting. This 44% support likely represented more than 51% support from the shares that have access to independent proxy voting advice.

Special meetings allow shareholders to vote on important matters, such as electing new directors with special expertise or independence that may be lacking in our current or future directors as was the case with the 3 new Exxon directors supported by the Engine No. 1 hedge fund at the 2021 Exxon annual meeting.

A reasonable shareholder right to call for a special shareholder meeting can make shareholder engagement meaningful. If management is insincere in its shareholder engagement, a right for shareholders to call for a special meeting can make management think twice about insincerity.

Our bylaws give no assurance that any sort of engagement with shareholders will continue. A more reasonable shareholder right to call for a special shareholder meeting will help ensure that management engages with shareholders in good faith because shareholders will have a viable Plan B as an alternative.

Please vote yes:

Special Shareholder Meeting Improvement — Proposal 5

THE BOARD’S STATEMENT IN OPPOSITION TO PROPOSAL 5

The Company provides shareholders of record holding 15% of our common stock for at least one year with the right to call a special meeting, providing shareholders with meaningful rights while protecting the interests of all our shareholders. We believe this is aligned with best practices and strikes an appropriate balance.

The Board has considered the proponent’s proposal to reduce the threshold to call a special meeting from the Company’s current threshold of shareholders holding 15% or more of the Company’s outstanding common stock for at least one year, to a threshold of 10% with no required holding period. The Board does not find this proposal to be in the best interest of our shareholders.

86

Shareholder Proposal

In 2020, the proponent submitted a similar proposal to his current proposal to decrease the special meeting threshold from the Company’s then existing 20% threshold to 10%. In an effort to continually consider shareholder perspectives and implement corporate governance best practices, the Company engaged with the proponent and proposed terms that it believed, and still believes, constitute best practices and promote the long-term interest of shareholders. After coming to what the Company believed to be an agreement with the proponent, the proponent elected not to withdraw the proposal.

In response, the Company put forth its own proposal to reduce the threshold to call a special meeting to 15% and to include a requirement that eligible shareholders continuously own their common stock for one year in order to satisfy the threshold. The Company’s proposal passed with 85.7% shareholder support and the Company amended its bylaws accordingly.

For these reasons and the reasons below, the Board unanimously recommends that you vote AGAINST Proposal 5

While the Board supports giving shareholders a meaningful ability to call special meetings, the Board believes that this proposal does not appropriately balance the interests of all shareholders.

The lower 10% threshold requested by this proposal could increase the risk that a small minority of shareholders with special interests could trigger the heavy expenses and the distraction from the business to convene a special meeting on matters that are not widely viewed as important or could efficiently be addressed at the next annual meeting. The Board believes that an ownership threshold of at least 15% is appropriate based on the Company’s current size and shareholder composition, as it provides the Company’s shareholders with a meaningful right to request a special meeting, while mitigating the risk that a small minority of shareholders could create a financial and administrative burden on all our shareholders and the Company.

In addition, maintaining a one year holding period for eligible shareholders to satisfy the ownership threshold ensures that shareholders seeking to call a special meeting are doing so with the long-term interests of the Company and its shareholders in mind.

Special meetings require substantial resources, and the elimination of a holding requirement as requested by the proposal could increase the potential for misuse of the special meeting right by special-interest shareholder groups with no long-term vested interest in the Company. Given the size of the Company and our large number of shareholders, a special meeting is a significant undertaking that requires substantial management and expense resources. The Board and management would be required to divert time and focus from their responsibility of managing the Company on behalf of all shareholders to prepare for, and conduct, the meeting, consequently distracting from their primary focus of operating our business and maximizing long-term shareholder value. Accordingly, special meetings should be extraordinary events that occur only when there are urgent and important strategic matters or concerns.

The Company’s bylaws provide shareholders of record holding 15% or more of the Company’s outstanding common stock for at least one year with the right to call special meetings, thus allowing for shareholders to call a special meeting when extraordinary matters arise, without enabling a small minority of shareholders that may not have held a financial stake in the Company for a meaningful period to call disruptive, time-consuming, and expensive meetings.

We believe that the Company’s overall corporate governance reflects best practices and provides shareholders with meaningful rights to communicate their views and ensure Board and management accountability and responsiveness to shareholders.

Given the Company’s demonstrated commitment to effective corporate governance, there are a number of other ways for shareholders to express their views in addition to a special meeting right. The Board believes that the Company’s commitment to ongoing and consistent dialogue with shareholders, combined with the following corporate governance practices, sufficiently serve to protect shareholders. This includes allowing multiple paths for shareholders to express their views to the Board, all without the added risks and expenses associated with a 10% special meeting threshold:

●	“Proxy access” right to nominate directors
●	Annual director elections
●	Action by written consent
●	No supermajority voting requirement
●	No poison pill

In light of the Board’s belief that the Company’s existing shareholder meeting right is aligned with best practices and strikes the appropriate balance between providing shareholders with meaningful rights while adequately protecting the long-term interests of the Company and all its shareholders, and the Board’s demonstrated commitment to strong corporate governance and responsiveness to shareholders, the Board believes the adoption of this shareholder proposal is unnecessary and not in shareholders’ best interest.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “AGAINST” THIS SHAREHOLDER PROPOSAL

2022 Proxy Statement	87

Security Ownership and Other Matters

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of February 22, 2022 regarding (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our Common Stock, (ii) each director and director nominee of the Company, (iii) the named executive officers and (iv) all executive officers and directors as a group. Except as otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

Beneficial ownership includes shares for which a person, directly or indirectly, has or shares voting or investment power, or both, and also includes shares that each such person or group had the right to acquire within 60 days following February 22, 2022, including upon the exercise of options or warrants. Where applicable, we calculate the percentage of Common Stock beneficially owned by including the number of shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following February 22, 2022 in both the numerator and the denominator.

Name	Number of Shares of Common Stock Beneficially Owned(1)	Percent of Class
BlackRock, Inc.(2)	7,331,318	15.70%
The Vanguard Group(3)	5,602,447	12.00%
R. Jeffrey Harris(4)	85,949	*
Susan R. Salka(5)	26,916	*
Martha H. Marsh(6)	52,890	*
Douglas D. Wheat(7)	39,703	*
Mark G. Foletta(8)	39,012	*
Brian M. Scott(9)	35,351	*
Christopher S. Schwartz(10)	33,754	*
Denise L. Jackson(11)	18,267	*
Mark C. Hagan(11)	14,745	*
Daphne E. Jones(12)	9,480	*
Teri G. Fontenot(13)	6,321	*
Sylvia Trent-Adams(14)	3,336	*
Jorge A. Caballero(15)	437	*
Jeffrey R. Knudson(16)	0	*
All current directors, director nominees and executive officers as a group	368,861	*
*	Less than 1%.
(1)	In accordance with our policy, directors and named executive officers are not permitted to pledge, hypothecate or otherwise place liens on any equity securities of the Company that they own (or to engage in any hedging transactions involving our equity securities). Accordingly, no shares of Common Stock identified as beneficially owned in this table by our named executive officers and directors are pledged as security.
(2)	Of the 7,331,318 shares of Common Stock BlackRock, Inc. beneficially owns, it has sole voting power over 7,239,003 shares of Common Stock, shared voting power over 0 shares, and sole dispositive power over 7,331,318 shares. BlackRock, Inc.’s address is 55 East 52nd Street, New York, NY 10055. Ownership amount and other information contained in this table and accompanying footnote for BlackRock, Inc., including voting power and dispositive power information, are based solely on information contained in the Schedule 13G filed by BlackRock, Inc. with the SEC on January 28,2022.
(3)	Of the 5,602,447 shares of Common Stock The Vanguard Group (“Vanguard”) beneficially owns, it has sole voting power over 0 shares, shared voting power over 90,430 shares, sole dispositive power over 5,470,742 shares and shared dispositive power over 90,430 shares. Vanguard’s address is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Ownership amount and other information contained in this table and accompanying footnote for Vanguard, including voting power and dispositive power information, are based solely on information contained in the Schedule 13G/A (Amendment No. 7) filed by Vanguard with the SEC on February 9, 2022.

88

Security Ownership and Other Matters

(4)	Includes (A) 49,072 shares of Common Stock owned directly by Mr. Harris and (B) 36,877 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following February 22, 2022, which 36,877 shares consist of (i) 34,738 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (iii) 2,139 shares of Common Stock underlying RSUs that will vest within 60 days of February 22, 2022 on April 21, 2022.
(5)	Includes 26,916 shares of Common Stock owned directly by Ms. Salka and excludes 101,243 vested RSUs that she elected to defer until her separation from service. Under the terms of the applicable award agreements, if Ms. Salka is a “specified employee” within the meaning of Section 409A of the Code, which she is, the distribution of her Common Stock would be delayed six months and one day. Accordingly, we have not included her 101,243 deferred vested RSUs in the table above because she would have no right to receive such shares within 60 days from February 22, 2022 even if her employment with us terminated on February 22, 2022. If we were to include such amounts, the number of shares beneficially owned by her as set forth in this table would be increased by the corresponding amount and be reflected as 128,159.
(6)	Includes (A) 21,901 shares of Common Stock owned directly by Ms. Marsh and (B) 30,989 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following February 22, 2022, which 30,989 shares of Common Stock consist of (i) 28,850 shares of Common Stock underlying vested RSUs for which receipt has been deferred until her separation from service and (iii) 2,139 shares of Common Stock underlying RSUs that will vest within 60 days from February 22, 2022 on April 21, 2022.
(7)	Includes (A) 2,826 shares of Common Stock owned directly by Mr. Wheat and (B) 36,877 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following February 22, 2022, which 36,877 shares of Common Stock consist of (i) 34,738 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (iii) 2,139 shares of Common Stock underlying RSUs that will vest within 60 days from February 22, 2022 on April 21, 2022.
(8)	Includes (A) 12,276 shares of Common Stock owned directly by Mr. Foletta and (B) 26,736 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following February 22, 2022, which 26,736 shares consist of (i) 24,597 shares of Common Stock underlying vested RSUs for which receipt has been deferred until his separation from service and (ii) 2,139 shares of Common Stock underlying RSUs that will vest within 60 days from February 22, 2022 on April 21, 2022.
(9)	All shares of Common Stock reflected in this row are owned directly by Mr. Scott and reflect the number of shares he owned as of August 9, 2021, his last day of employment with the Company.
(10)	All shares of Common Stock reflected in this row are owned directly by Mr. Schwartz, who served as our Interim Principal Financial Officer from August 10, 2021 through November 5, 2021.
(11)	All shares of Common Stock reflected in this row are owned directly by the named executive officer.
(12)	Includes (A) 7,341 shares of Common Stock owned directly by Ms. Jones and (B) 2,139 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following February 22, 2022, which 2,139 shares of Common Stock underlying RSUs that will vest within 60 days from February 22, 2022 on April 21, 2022.
(13)	Includes (A) 2,826 shares of Common Stock owned directly by Ms. Fontenot and (B) 3,495 shares of Common Stock deemed to be beneficially owned by reason of the right to acquire such shares within 60 days following February 22, 2022, which 3,495 shares consist of (i) 1,356 shares of Common Stock underlying vested RSUs for which receipt has been deferred until her separation from service and (ii) 2,139 shares of Common Stock underlying RSUs that will vest within 60 days from February 22, 2022 on April 21, 2022.
(14)	Includes 3,336 shares of Common Stock deemed to be beneficially owned by Ms. Trent-Adams by reason of the right to acquire such shares within 60 days following February 22, 2022, which 3,336 shares consist of (i) 1,197 shares of Common stock underlying vested RSUs for which receipt has been deferred until her separation of service and (ii) 2,139 shares of Common Stock underlying RSUs that will vest within 60 days from February 22, 2022 on April 21, 2022.
(15)	Includes 437 shares of Common Stock underlying RSUs that were granted to Mr. Caballero in connection with his appointment to the Board and will vest within 60 days from February 22, 2022 on April 21, 2022.
(16)	Mr. Knudson joined the Company on November 2, 2022, so his equity awards have not vested as of February 22, 2022, nor will they vest within 60 days from February 22, 2022.

SECTION 16(A) REPORTING COMPLIANCE

Section 16(a) of the Exchange Act generally requires our directors, executive officers and persons who own more than 10% of our Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Directors, executive officers and shareholders who own greater than 10% of our Common Stock are required by SEC rules to furnish us with copies of Section 16(a) forms they file. We believe that all of our directors, named executive officers and greater than 10% beneficial owners complied with all filing requirements applicable to them in 2021.

SHAREHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

From time to time, shareholders present proposals, which may be proper subject for inclusion in the proxy statement and for consideration at the next annual meeting of shareholders. Any shareholder who desires to bring a proposal at our 2022 Annual Meeting of Shareholders without including such proposal in our proxy statement must deliver written notice to our Secretary not before January 6, 2023 and not later than February 5, 2023. We must receive shareholder proposals intended to be included in the 2023 proxy statement no later than November 24, 2022.

2022 Proxy Statement	89

Security Ownership and Other Matters

The shareholder proposals must comply with the requirements of Rule 14a-8 promulgated by the SEC under the Exchange Act.

If a shareholder proposal is not properly submitted for inclusion in the 2023 proxy statement pursuant to the requirements described above (but otherwise complies with the advanced notice provisions of our Bylaws), management will be permitted to vote proxies in its discretion if it advises shareholders in the 2023 proxy statement about the nature of the matter and how management intends to vote on such matter.

ANNUAL REPORT

Shareholders will receive with this proxy statement a copy of our Annual Report including the financial statements set forth in our annual report on Form 10-K, as filed with the SEC for the fiscal year ended December 31, 2021 and certain exhibits thereto.

Shareholders may request additional copies by sending a written request to AMN Healthcare Services, Inc., 8840 Cypress Waters Blvd., Suite 300, Dallas, Texas 75019, Attn: Denise L. Jackson, Chief Legal Officer and Corporate Secretary.

DELIVERY OF PROXY STATEMENT, ANNUAL REPORT OR NOTICE OF INTERNET AVAILABILITY

We may satisfy SEC rules regarding delivery of our proxy materials, including our proxy statement, or delivery of the Notice of Internet Availability of Proxy Materials (the “Notice”) by delivering a single copy of these documents to an address shared by two or more shareholders. This process is known as “householding.” To the extent we have done so, we have delivered only one set of proxy materials or one Notice, as applicable, to shareholders who share an address with another shareholder, unless contrary instructions were received prior to the mailing date.

We undertake to deliver promptly upon written or oral request a separate copy of our proxy statement, our annual report and/or our Notice, as requested, to a shareholder at a shared address to which a single copy of these documents was delivered. To make such a request, please contact our Secretary at the address set forth in the section immediately above entitled “Annual Report” or by calling our offices at 866-871-8519. If your Common Stock is held by a brokerage firm or bank and you prefer to receive separate copies of our proxy statement, our annual report, or the Notice, either now or in the future, please contact your brokerage or bank. If your brokerage or bank is unable or unwilling to assist you, please contact us as indicated above.

Shareholders sharing an address who are receiving multiple copies of proxy materials and who want to receive a single copy of our annual reports, proxy statements and/or our Notices may do so by contacting our Secretary at the address set forth in the section immediately above entitled “Annual Report” or by calling our offices at 866-871-8519.

OTHER BUSINESS

The Board does not know of any other matter that will come before the Annual Meeting other than those described in this proxy statement. If any other matters properly come up before the Annual Meeting, the persons named in the form of proxy intend to vote all proxies in accordance with their judgment on such matters.

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WHEN AND WHERE IS THE ANNUAL MEETING?

Our 2022 Annual Meeting will be held virtually on Friday, May 6, 2022, at 10:30 a.m. Central Time, or at any subsequent time that may be necessary by any adjournment or postponement of the Annual Meeting.

WHAT IS “NOTICE AND ACCESS” AND WHY DOES AMN USE IT?

We are making the proxy solicitation materials available to our shareholders electronically via the Internet under the Notice and Access rules and regulations of the SEC. On or about March 24, 2022, we will mail to our shareholders the Notice in lieu of mailing a full set of proxy materials. Accordingly, our proxy materials are first being made available to our shareholders on or about March 24, 2022. The Notice includes information on how to access and review the proxy materials and how to vote online. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access the proxy materials on the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Electronic delivery decreases costs, expedites distribution, and reduces our environmental impact. Environmental stewardship is an important component of our ESG strategy, and we encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the Annual Meeting. Shareholders who received the Notice but would like to receive a printed copy of the proxy materials in the mail should follow the instructions in the Notice for requesting such materials.

WHY AM I RECEIVING THESE PROXY MATERIALS?

We are providing these proxy materials in connection with the solicitation of proxies on behalf of our Board for use at the Annual Meeting. This proxy statement includes information that we are required to provide under SEC rules and is designed to assist you in voting your shares.

Proxies in proper form received by us at or before the time of the Annual Meeting will be voted as specified. You may specify your choices by marking the appropriate boxes on your proxy card. If a proxy card is dated, signed, and returned without specifying choices, the proxies will be voted in accordance with the recommendations of the Board set forth in this proxy statement, and, in their discretion, upon such other business as may properly come before the Annual Meeting. Business transacted at the Annual Meeting will be confined to the purposes stated in the Notice of Annual Meeting. Shares of our Common Stock cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy.

HOW CAN I GET ELECTRONIC ACCESS TO THE PROXY MATERIALS?

The Notice will provide you with instructions on how to (1) view our proxy materials for the Annual Meeting on the Internet, and (2) instruct us to send proxy materials to you by email. The proxy materials are also available under the “Investor Relations” tab on our website at www.amnhealthcare.com. Choosing to access our proxy materials electronically will save us the cost of printing and mailing documents to you and will reduce the impact of our annual meetings on the environment.

WHAT IS INCLUDED IN THE PROXY MATERIALS?

Our proxy materials include:

●	Our Notice of Annual Meeting of Shareholders,
●	This proxy statement, and
●	Our 2021 Annual Report including the financial statements set forth in our annual report on Form 10-K.

If you receive a paper copy of these materials by mail, the proxy materials will also include a proxy card.

WHO PAYS THE COST OF SOLICITING PROXIES FOR THE ANNUAL MEETING?

Proxies will be solicited on behalf of the Board by mail, telephone, email, or other electronic means or in person, and we will pay the solicitation costs. We have retained Morrow Sodali LLC, a proxy solicitation firm, to assist us in soliciting proxies and have agreed to pay them a fee of $9,500 for these services, plus reasonable out-of-pocket expenses.

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General Information

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

In accordance with our Bylaws, the Board has fixed the close of business on March 14, 2022, as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. At the close of business on the Record Date, the outstanding number of our voting securities was 45,970,550 shares. Each shareholder is entitled to one vote for each share of Common Stock he or she held as of the Record Date. Shares cannot be voted at the Annual Meeting unless the holder is present in person or represented by proxy.

WHAT MATTERS WILL BE ADDRESSED AT THE ANNUAL MEETING?

At the Annual Meeting, shareholders will be asked:

●	To elect the nine directors nominated by the Board and named in this proxy statement,
●	To approve, by non-binding advisory vote, the compensation of our named executive officers,
●	To approve the AMN Healthcare Employee Stock Purchase Plan,
●	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and
●	To transact such other business, including consideration of a shareholder proposal, if properly presented, as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

WHAT IS THE VOTE REQUIRED FOR EACH PROPOSAL AND WHAT ARE MY CHOICES?

Proposal	Vote Required	Broker Discretionary Voting Allowed
Proposal 1: Election of nine directors	Majority of the votes cast	No
Proposal 2: Advisory vote on the compensation of our named executive officers	Majority of the shares entitled to vote and present or represented by proxy	No
Proposal 3: Approval of AMN Healthcare Employee Stock Purchase Plan	Majority of the shares entitled to vote and present or represented by proxy	No
Proposal 4: Ratification of auditors for fiscal year 2022	Majority of the shares entitled to vote and present or represented by proxy	Yes
Proposal 5: Shareholder Proposal	Majority of the shares entitled to vote and present or represented by proxy	No

With respect to Proposal 1, the election of directors, you may vote FOR, AGAINST or ABSTAIN. Our Bylaws require that in an election where the number of director nominees does not exceed the number of directors to be elected, each director will be elected by the vote of the majority of the votes cast (in person during our virtual Annual Meeting or by proxy). A “majority of votes cast” means that the number of shares cast “FOR” a director’s election exceeds the number of votes cast “AGAINST” that director’s election. In accordance with our Bylaws, the following do not count as votes cast: (a) a share whose ballot is marked as withheld, (b) a share otherwise present at the meeting, but for which an ABSTAIN vote was cast, and (c) a share otherwise present at the meeting as to which a shareholder gives no authority or direction. In an uncontested election, a nominee who does not receive a majority of the votes cast will not be elected.

An incumbent director who is not elected because he or she does not receive a majority of the votes cast will continue to serve as a holdover director but will tender his or her resignation to the Board. Within 90 days after the date of the certification of the election results, the Governance and Compliance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken, and the Board will act on the Governance and Compliance Committee’s recommendation and publicly disclose its decision and rationale.

With respect to Proposals 2, 3, 4 and 5 (or on any other matter to be voted on at the Annual Meeting), you may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposals 2, 3, 4 or 5, the ABSTAIN vote will have the same effect as an AGAINST vote.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote:

●	FOR: the election of the nine directors nominated by the Board and named in this proxy statement,
●	FOR: the approval, by non-binding advisory vote, of the compensation of our named executive officers,
●	FOR: the approval of the AMN Healthcare Employee Stock Purchase Plan,

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General Information

●	FOR: the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022,
●	AGAINST: the shareholder proposal entitled: “Special Shareholder Meeting Improvement”.

HOW DO I VOTE MY SHARES?

ONLINE	CALL	MAIL	DURING THE MEETING
By following the Internet voting instructions included in the proxy package sent to you (or by going to www.proxyvote.com and following the instructions) at any time up until 11:59 p.m. Eastern Time on the day before the date of the Annual Meeting.	By following the telephone voting instructions included in the proxy package sent to you (by calling 1 (800) 690-6903 and following the instructions) at any time up until 11:59 p.m. Eastern Time on the day before the date of the Annual Meeting.	If you have elected to receive a printed copy of the proxy materials from us, by marking, dating, and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials. The proxy card must be received prior to the Annual Meeting.	You can also cast your vote at our Virtual Shareholder Meeting. Even if you plan to attend, we encourage you to vote in advance by Internet, telephone, or mail so your vote will be counted if for some reason you are unable to attend.

If you are a beneficial owner and your shares are held through a broker, you should follow the instructions in the Notice provided by your broker, or your broker should provide instructions for voting your shares. In these cases, you may vote by Internet, telephone, or mail, as applicable. You may vote your shares beneficially held through your broker in person if you attend the Annual Meeting and you obtain a valid proxy card from your broker giving you the legal right to vote the shares at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN SHAREHOLDER OF RECORD AND BENEFICIAL OWNER?

Shareholder of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares as described below.

WHAT WILL HAPPEN IF I DO NOT VOTE MY SHARES?

Shareholders of Record. If you are the shareholder of record and you do not vote by proxy card, telephone, Internet or in person at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owners. If you are the beneficial owner and you do not direct your broker or nominee on how to vote your shares, your broker or nominee may vote your shares only on those proposals for which it has discretion to vote. Under the rules of the NYSE, your broker or nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1, 2, 3 and 5. We believe that Proposal 4 — ratification of our auditor — is a routine matter for which brokers and nominees can vote on behalf of their clients when voting instructions are not furnished by their clients.

WHAT IS THE EFFECT OF A BROKER NON-VOTE?

Brokers or other nominees who hold shares for a beneficial owner have the discretion to vote on routine proposals when they have not received voting instructions from the beneficial owner at least ten days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes present in person or represented by proxy and entitled to vote with respect to certain proposals. Accordingly, a broker non-vote will not impact our ability to obtain a quorum nor will it impact any vote that requires a majority of the votes cast (Proposals 1) or any proposal that requires the majority of the shares entitled to vote and present or represented by proxy (Proposals 2, 3, 4 and 5).

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General Information

MAY I REVOKE MY PROXY OR CHANGE MY VOTE?

Yes, you may revoke a proxy you have given at any time before it is voted at the Annual Meeting by (1) sending our Corporate Secretary a letter revoking the proxy, which must be received prior to the Annual Meeting, or (2) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting does not, standing alone, constitute your revocation of a proxy.

You may change your vote at any time prior to the voting of your shares at the Annual Meeting by (a) casting a new vote by telephone or over the Internet by 11:59 p.m. Eastern Time on the date before the day of the Annual Meeting, or (b) sending a new proxy card with a later date that is received prior to the Annual Meeting.

HOW DO I ATTEND THE VIRTUAL ANNUAL MEETING?

To protect the health and safety of our shareholders and employees, our Annual Meeting will be held virtually on Friday, May, 6, 2022, at 10:30 a.m. Central Time. Shareholders may sign-in to the virtual Annual Meeting starting at 10:15 a.m. (Central Time) by going to www.virtualshareholdermeeting.com/AMN2022. We hope to return to an in-person annual shareholder meeting format in the future when we believe the risk to the health and safety of our shareholders, employees, and other participants are mitigated. To register and attend the virtual Annual Meeting, you will need the control number included on your notice or proxy card voting instruction form or electronic notification. If you hold your shares through a securities broker (i.e., in “street name”), you should have received your notice or proxy card from your broker with your 16-digit control number. Only valid shareholders as of the record date, or their proxy holders, will be able to register for the meeting to participate and vote. The virtual Annual Meeting will start promptly at 10:30 a.m. (Central Time). A copy of the list of registered shareholders entitled to vote at the meeting will also be available for examination during the virtual Annual Meeting.

WILL THERE BE A QUESTION AND ANSWER SESSION?

Yes, as part of our virtual Annual Meeting, we will hold a Q&A session to allow shareholders the opportunity to ask questions similar to an in-person meeting. Once you have entered the virtual Annual Meeting platform, you will be able to type and submit your questions by using the applicable field provided in the web portal before the polls close. You or your proxy holder may participate, vote and ask questions at the virtual Annual Meeting subject to our Annual Meeting rules and procedures. We will post the Rules for Conduct of Meeting to our Investor Relations website at https://ir.amnhealthcare.com no later than one week prior to the Annual Meeting date of May 6, 2022 and will also make them available during the Annual Meeting through the virtual meeting platform. Only shareholders as of the record date or their proxy holders will be permitted to ask questions.

To make our virtual Annual Meeting more efficient, questions may be summarized and/or grouped topically for response and may also be omitted if inappropriate, not germane to the meeting agenda or in violation of any other rules and procedures, including, without limitation, our Annual Meeting Rules of Conduct. Any questions that comply with the Annual Meeting rules and procedures and are not addressed during the meeting will be published and answered as soon as practicable following the meeting on our Investor Relations website at https://ir.amnhealthcare.com.

HOW CAN I FIND THE RESULTS OF THE ANNUAL MEETING?

We will announce preliminary results at the Annual Meeting. We will publish the final voting results in a current report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will disclose the final results in an amendment to the Form 8-K as soon as they become available.

94

Exhibit A to Proxy Statement

NON-GAAP RECONCILIATION FOR CONSOLIDATED ADJUSTED EBITDA FOR PURPOSES OF 2021 BONUS ACHIEVEMENT

(in thousands)	Year Ended December 31, 2021 ($)
Net income	327,388
Income tax expense	116,533
Income before income taxes	443,921
Interest expense, net, and other	34,077
Income from operations	477,998
Depreciation and amortization	101,152
Depreciation (included in cost of revenue)	2,545
Share-based compensation	25,217
Acquisition, integration, and other costs	28,514
Adjusted EBITDA	635,426

(in thousands)	Year Ended December 31, 2021 ($)
Revenue
Nurse and allied solutions	2,990,103
Physician and leadership solutions	594,243
Technology and workforce solutions	399,889
3,984,235
Segment operating income(1)
Nurse and allied solutions	461,311
Physician and leadership solutions	81,439
Technology and workforce solutions	187,578
730,328
Unallocated corporate overhead(2)	94,902
Adjusted EBITDA(3)	635,426
Adjusted EBITDA	635,426
Adjustments(4)	24,420
Pre-bonus AEBITDA(5)	659,846
(1)	Segment operating income represents net income plus interest expense (net of interest income) and other, income tax expense, depreciation and amortization, depreciation (included in cost of revenue), unallocated corporate overhead, acquisition, integration, and other costs, and share-based compensation expense.
(2)	Please note that the amount set forth in this line item excludes the amounts set forth in the line item below entitled “acquisition, integration, and other costs” Acquisition, integration, and other costs are subsets of unallocated corporate overhead.
(3)	Adjusted EBITDA represents net income plus interest expense (net of interest income) and other, income tax expense, depreciation and amortization, depreciation (included in cost of revenue), acquisition, integration, and other costs, and share-based compensation expense. Management believes that Adjusted EBITDA provides an effective measure of our results, as it excludes certain items that management believes are not indicative of our operating performance and considers measures used in credit facilities. Adjusted EBITDA is not intended to represent cash flows for the period, nor has it been presented as an alternative to income from operations or net income as an indicator of operating performance. Although management believes that some of the items excluded from Adjusted EBITDA are not indicative of our operating performance, these items do impact the statement of comprehensive income, and management therefore utilizes Adjusted EBITDA as an operating performance measure in conjunction with GAAP measures such as net income.

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Exhibit A to Proxy Statement

(4)	This amount represents the net adjustments to Adjusted EBITDA, as decided by the Compensation Committee for bonus calculation and payout only. For the purposes of determining in connection with the bonus calculation and payout, the Compensation Committee excluded the expense associated with the payout of bonuses, the impact of acquisitions that were not included in the Company’s operating plan and certain increases to the Company’s legal expense accruals not contemplated by its 2021 annual operating plan.
(5)	Pre-bonus AEBITDA represents the adjustments made to Adjusted EBITDA decided by the Compensation Committee.

96

Exhibit B Employee Stock Purchase Plan

ADOPTED BY THE BOARD OF DIRECTORS:
MARCH 1, 2022

1.	GENERAL; PURPOSE.

(a)	The Plan provides a means by which Eligible Employees of the Company and certain Designated Companies may be given an opportunity to purchase shares of Common Stock. The Company, by means of the Plan, seeks to retain the services of Eligible Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.

(b)	The Plan includes two components: a 423 Component and a Non-423 Component. The Company intends (but makes no undertaking or representation to maintain) the 423 Component to qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, will be construed in a manner that is consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes grants of Purchase Rights under the Non-423 Component that do not meet the requirements of an Employee Stock Purchase Plan. Except as otherwise provided in the Plan or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component. In addition, the Company may make separate Offerings which vary in terms (provided that such terms are not inconsistent with the provisions of the Plan or the requirements of an Employee Stock Purchase Plan to the extent the Offering is made under the 423 Component), and the Company will designate which Designated Company is participating in each separate Offering.

2.	DEFINITIONS.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)	“423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(b)	“Affiliate” means any entity, other than a Related Corporation, whether now or subsequently established, which is at the time of determination, a “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c)	“Applicable Law” means shall mean the Code and any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (or under the authority of the New York Stock Exchange, NASDAQ Stock Market or the Financial Industry Regulatory Authority).

(d)	“Board” means the Board of Directors of the Company.

(e)	“Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the date the Plan is adopted by the Board without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

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Exhibit B Employee Stock Purchase Plan

(f)	“Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(g)	“Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 3(c).

(h)	“Common Stock” means the common stock, $0.01 par value, of the Company.

(i)	“Company” means AMN Healthcare Services, Inc., a Delaware corporation.

(j)	“Compensation” means, unless otherwise determined by the Board, an Eligible Employee’s base pay, prior to salary reduction (such as pursuant to Sections 125, 132(f) or 401(k) of the Code), not including bonus, payments for overtime, shift premium, incentive compensation, incentive payments, commissions and other compensation received from the Company or its Affiliate and excluding relocation, expense reimbursements, tuition or other reimbursements and income realized as a result of participation in any plan of the Company or its Affiliate.

(k)	“Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions and, with respect to the 423 Component, to the extent permitted by Section 423.

(l)	“Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)	a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries;

(ii)	a sale or other disposition of more than 50% of the outstanding securities of the Company;

(iii)	a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)	a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(m)	“Designated 423 Company” means any Related Corporation selected by the Board as participating in the 423 Component.

(n)	“Designated Company” means any Designated Non-423 Corporation or Designated 423 Company, provided, however, that at any given time, a Related Corporation participating in the 423 Component shall not be a Related Corporation participating in the Non-423 Component.

(o)	“Designated Non-423 Company” means any Related Corporation or Affiliate selected by the Board as participating in the Non-423 Component.

(p)	“Director” means a member of the Board.

(q)	“Eligible Employee” means an Employee who meets the requirements set forth in the document(s) governing the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(r)	“Employee” means any person, including an Officer or Director, who is “employed” for purposes of Section 423(b)(4) of the Code by the Company or a Related Corporation or solely with respect to the Non-423 Component, an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(s)	“Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(t)	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

(u)	“Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)	If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists.

(ii)	In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith in compliance with Applicable Laws and regulations and, to the extent applicable as determined in the sole discretion of the Board, in a manner that complies with Sections 409A of the Code.

(v)	“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body,

98

Exhibit B Employee Stock Purchase Plan

or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the New York Stock Exchange, the NASDAQ Stock Market and the Financial Industry Regulatory Authority).

(w)	“Non-423 Component” means the part of the Plan, which excludes the 423 Component, pursuant to which Purchase Rights that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to Eligible Employees.

(x)	“Offering” means the grant to Eligible Employees of Purchase Rights, with the exercise of those Purchase Rights automatically occurring at the end of one or more Purchase Periods. The terms and conditions of an Offering will generally be set forth in the “Offering Document” approved by the Board for that Offering.

(y)	“Offering Date” means a date selected by the Board for an Offering to commence.

(z)	“Officer” means a person who is an officer of the Company or a Related Corporation within the meaning of Section 16 of the Exchange Act.

(aa)	“Participant” means an Eligible Employee who holds an outstanding Purchase Right.

(bb)	“Plan” means this AMN Healthcare Services, Inc. Employee Stock Purchase Plan, as amended from time to time, including both the 423 Component and the Non-423 Component.

(cc)	“Purchase Date” means one or more dates during an Offering selected by the Board on which Purchase Rights will be exercised and on which purchases of shares of Common Stock will be carried out in accordance with such Offering.

(dd)	“Purchase Period” means a period of time specified within an Offering, generally beginning on the Offering Date or on the first Trading Day following a Purchase Date, and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(ee)	“Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(ff)	“Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(gg)	“Securities Act” means the U.S. Securities Act of 1933, as amended.

(hh)	“Tax-Related Items” means any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to a Participant’s participation in the Plan, including, but not limited to, the exercise of a Purchase Right and the receipt of shares of Common Stock or the sale or other disposition of shares of Common Stock acquired under the Plan.

(ii)	“Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed is open for trading.

3.	ADMINISTRATION.

(a)	The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 3(c).

(b)	The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)	To determine how and when Purchase Rights will be granted and the provisions of each Offering (which need not be identical).

(ii)	To designate from time to time (A) which Related Corporations of the Company will be eligible to participate in the Plan as Designated 423 Companies, (B) which Related Corporations or Affiliates will be eligible to participate in the Plan as Designated Non-423 Companies, (C) which Affiliates or Related Corporations may be excluded from participation in the Plan, and (D) which Designated Companies will participate in each separate Offering (to the extent that the Company makes separate Offerings).

(iii)	To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it deems necessary or expedient to make the Plan fully effective.

(iv)	To settle all controversies regarding the Plan and Purchase Rights granted under the Plan.

(v)	To suspend or terminate the Plan at any time as provided in Section 13(b).

(vi)	To amend the Plan at any time as provided in Section 13.

(vii)	Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan with respect to the 423 Component.

(viii)	To adopt such rules, procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees who are foreign nationals or employed or located outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Board specifically is authorized to adopt rules, procedures, and sub-plans

2022 Proxy Statement	99

Exhibit B Employee Stock Purchase Plan

regarding, without limitation, eligibility to participate in the Plan, the definition of eligible “earnings,” handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to a Designated Non-423 Company, do not have to comply with the requirements of Section 423 of the Code.

(c)	The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan and any applicable Offering Document to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Further, to the extent not prohibited by Applicable Law, the Board or Committee may, from time to time, delegate some or all of its authority under the Plan to one or more officers of the Company or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d)	All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

(a)	Subject to the provisions of Section 12(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock that may be issued under the Plan will not exceed 1,000,000 shares of Common Stock. For the avoidance of doubt, up to the maximum number of shares of Common Stock reserved under this Section 4(a) may be used to satisfy purchases of Common Stock under the 423 Component and any remaining portion of such maximum number of shares may be used to satisfy purchases of Common Stock under the Non-423 Component.

(b)	If any Purchase Right granted under the Plan terminates without having been exercised in full, the shares of Common Stock not purchased under such Purchase Right will again become available for issuance under the Plan.

(c)	The stock purchasable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

5.	GRANT OF PURCHASE RIGHTS; OFFERING.

The Board may from time to time grant or provide for the grant of Purchase Rights to Eligible Employees under an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering will be in such form and will contain such terms and conditions as the Board will deem appropriate, and with respect to the 423 Component, will comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights will have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering will include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering will be effective, which period will not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 98, inclusive.

6.	ELIGIBILITY.

(a)	Purchase Rights may be granted only to Employees of the Company or, as the Board may designate in accordance with Section 3(b), to Employees of a Related Corporation or an Affiliate. Except as required by Applicable Law, an Employee will not be eligible to be granted Purchase Rights unless, on the Offering Date, the Employee has been in the employ of the Company, the Related Corporation or the Affiliate, as the case may be, for such continuous period preceding such Offering Date as the Board may (unless prohibited by Applicable Law) require, but in no event will the required period of continuous employment be equal to or greater than two years. In addition, the Board may provide that no Employee will be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company, the Related Corporation or the Affiliate is more than 20 hours per week and more than five months per calendar year or such other criteria as the Board may determine consistent with Section 423 of the Code with respect to the 423 Component. The Board may also exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) of the Company or a Related Corporation or a subset of such highly compensated employees, in accordance with Section 423 of the Code.

(b)	No Employee will be eligible for the grant of any Purchase Rights under the 423 Component if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing five percent or more of the total combined voting power

100

Exhibit B Employee Stock Purchase Plan

or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 6(b), the rules of Section 424(d) of the Code will apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options will be treated as stock owned by such Employee.

(c)	As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the 423 Component only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which, when aggregated, exceeds $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, will be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(d)	Officers of the Company and any Designated Company, if they are otherwise Eligible Employees, will be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may also exclude from participation in the Plan or any Offering Employees who are “highly compensated employees” (within the meaning of Section 423(b)(4)(D) of the Code) of the Company or a Related Corporation or a subset of such highly compensated employees, in accordance with Section 423 of the Code.

(e)	Notwithstanding anything in this Section 6 to the contrary, in the case of an Offering under the Non-423 Component, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Board has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practical for any reason.

7.	PURCHASE RIGHTS; PURCHASE PRICE.

(a)	On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, will be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date will be no later than the end of the Offering.

(b)	The Board will establish one or more Purchase Dates during an Offering on which Purchase Rights granted for that Offering will be exercised and shares of Common Stock will be purchased in accordance with such Offering.

(c)	In connection with each Offering made under the Plan, the Board may specify (i) a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering, (ii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering and/or (iii) a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata (based on each Participant’s accumulated Contributions) allocation of the shares of Common Stock (rounded down to the nearest whole share) available will be made in as nearly a uniform manner as will be practicable and equitable.

(d)	The purchase price of shares of Common Stock acquired pursuant to Purchase Rights will be specified by the Board prior to commencement of an Offering and will not be less than the lesser of:

(i)	an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii)	an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

8.	PARTICIPATION; WITHDRAWAL; TERMINATION.

(a)	An Eligible Employee may elect to participate in an Offering and authorize payroll deductions as the means of making Contributions by completing and delivering to the Company or a Company Designee, within the time specified in the Offering, an enrollment form provided by the Company or Company Designee. The enrollment form will specify the amount of Contributions not to exceed the maximum amount specified by the Board or the maximum percentage of the Participant’s Compensation specified by the Board. Each Participant’s Contributions will be credited to a bookkeeping account for such Participant under the Plan and will be deposited with the general funds of the Company except where Applicable Law requires that Contributions be deposited with a third party. If permitted in the Offering, a Participant may begin such Contributions with the first payroll occurring on or after the Offering Date (or, in the case of a payroll date that occurs after the end of the prior Offering but before the Offering Date of the next new Offering, Contributions from such payroll will be included in the new Offering). If permitted in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. If required under Applicable Law or if specifically provided in the Offering and to the extent permitted by Section 423 of the Code with respect to the 423 Component, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through payment by cash, check or wire transfer prior to a Purchase Date.

(b)	During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company or a Company Designee a withdrawal form provided by the Company. The Company may impose a deadline before a Purchase Date for withdrawing. Upon such withdrawal, such Participant’s Purchase Right in that Offering will immediately terminate and the Company will distribute as soon as practicable to such Participant all of his or her accumulated but unused Contributions and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from that Offering will

2022 Proxy Statement	101

Exhibit B Employee Stock Purchase Plan

have no effect upon his or her eligibility to participate in any other Offerings under the Plan, but such Participant will be required to deliver a new enrollment form to participate in subsequent Offerings.

(c)	Unless otherwise required by Applicable Law, Purchase Rights granted pursuant to any Offering under the Plan will terminate immediately if the Participant either (i) is no longer an Employee for any reason or for no reason (subject to any post-employment participation period required by Applicable Law) or (ii) is otherwise no longer eligible to participate. The Company will distribute as soon as practicable to such individual all of his or her accumulated but unused Contributions.

(d)	Unless otherwise determined by the Board, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Designated Company or between Designated Companies will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; however, if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Purchase Right will be qualified under the 423 Component only to the extent such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Purchase Right will remain non-qualified under the Non-423 Component. The Board may establish different and additional rules governing transfers between separate Offerings within the 423 Component and between Offerings under the 423 Component and Offerings under the Non-423 Component.

(e)	During a Participant’s lifetime, Purchase Rights will be exercisable only by such Participant. Purchase Rights are not transferable by a Participant, except by will, by the laws of descent and distribution, or, if permitted by the Company, by a beneficiary designation as described in Section 11.

(f)	Unless otherwise specified in the Offering or as required by Applicable Law, the Company will have no obligation to pay interest on Contributions.

9.	EXERCISE OF PURCHASE RIGHTS.

(a)	On each Purchase Date, each Participant’s accumulated Contributions will be applied to the purchase of shares of Common Stock, up to the maximum number of shares of Common Stock permitted by the Plan and the applicable Offering, at the purchase price specified in the Offering. Fractional shares may be issued unless specifically disallowed in the Offering.

(b)	Unless otherwise provided in the Offering, if any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from or is not eligible to participate in such next Offering, in which case such amount will be distributed to such Participant after the final Purchase Date without interest (unless the payment of interest is otherwise required by Applicable Law). If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the final Purchase Date of an Offering, then such remaining amount will be distributed in full to such Participant after the final Purchase Date of such Offering without interest (unless otherwise required by Applicable Law).

(c)	No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable U.S. federal and state, foreign and other securities, exchange control and other laws applicable to the Plan. If on a Purchase Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights will be exercised on such Purchase Date, and, subject to Section 423 of the Code with respect to the 423 Component, the Purchase Date will be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in material compliance, except that the Purchase Date will in no event be more than 27 months from the Offering Date. If, on the Purchase Date, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in material compliance with all Applicable Laws, as determined by the Company in its sole discretion, no Purchase Rights will be exercised and all accumulated but unused Contributions will be distributed to the Participants without interest (unless the payment of interest is otherwise required by Applicable Law).

10.	COVENANTS OF THE COMPANY.

The Company will seek to obtain from each U.S. federal or state, foreign or other regulatory commission, agency or other Governmental Body having jurisdiction over the Plan such authority as may be required to grant Purchase Rights and issue and sell shares of Common Stock thereunder unless the Company determines, in its sole discretion, that doing so is not practical or would cause the Company to incur costs that are unreasonable. If, after commercially reasonable efforts, the Company is unable to obtain the authority that counsel for the Company deems necessary for the grant of Purchase Rights or the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company will be relieved from any liability for failure to grant Purchase Rights and/or to issue and sell Common Stock upon exercise of such Purchase Rights.

102

Exhibit B Employee Stock Purchase Plan

11.	DESIGNATION OF BENEFICIARY.

(a)	The Company may, but is not obligated to, permit a Participant to submit a form designating a beneficiary who will receive any shares of Common Stock and/or Contributions from the Participant’s account under the Plan if the Participant dies before such shares and/or Contributions are delivered to the Participant. The Company may, but is not obligated to, permit the Participant to change such designation of beneficiary. Any such designation and/or change must be on a form approved by the Company.

(b)	If a Participant dies, and in the absence of a valid beneficiary designation, the Company will deliver any shares of Common Stock and/or Contributions to the executor or administrator of the estate of the Participant. If no executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or Contributions, without interest (unless the payment of interest is otherwise required by Applicable Law), to the Participant’s spouse, dependents or relatives, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

12.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

(a)	In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the maximum number of securities subject to the Plan pursuant to Section 4(a), (ii) the number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iii) the number of securities that are the subject of the purchase limits under each ongoing Offering. The Board will make these adjustments, and its determination will be final, binding and conclusive.

(b)	In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue outstanding Purchase Rights or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for outstanding Purchase Rights, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for such Purchase Rights, then the Participants’ accumulated Contributions will be used to purchase shares of Common Stock (rounded down to the nearest whole share) within ten business days (or such other period specified by the Board) prior to the Corporate Transaction under the outstanding Purchase Rights, and the Purchase Rights will terminate immediately after such purchase.

13.	AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.

(a)	The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 12(a) relating to Capitalization Adjustments, stockholder approval will be required for any amendment of the Plan for which stockholder approval is required by Applicable Law.

(b)	The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(c)	Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan will not be materially impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to facilitate compliance with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the date the Plan is adopted by the Board, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment. To be clear, the Board may amend outstanding Purchase Rights without a Participant’s consent if such amendment is necessary to ensure that the Purchase Right and/or the Plan complies with the requirements of Section 423 of the Code with respect to the 423 Component or with respect to other Applicable Laws. Notwithstanding anything in the Plan or any Offering Document to the contrary, the Board will be entitled to: (i) establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars; (ii) permit Contributions in excess of the amount designated by a Participant in order to adjust for mistakes in the Company’s processing of properly completed Contribution elections; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant’s Contributions; (iv) amend any outstanding Purchase Rights or clarify any ambiguities regarding the terms of any Offering to enable the Purchase Rights to qualify under and/or comply with Section 423 of the Code with respect to the 423 Component; and (v) establish other limitations or procedures as the Board determines in its sole discretion advisable that are consistent with the Plan. The actions of the Board pursuant to this paragraph will not be considered to alter or impair any Purchase Rights granted under an Offering as they are part of the initial terms of each Offering and the Purchase Rights granted under each Offering.

2022 Proxy Statement	103

Exhibit B Employee Stock Purchase Plan

14.	TAX QUALIFICATION; TAX WITHHOLDING.

(a)	Although the Company may endeavor to (i) qualify a Purchase Right for special tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan. The Company will be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants.

(b)	Each Participant will make arrangements, satisfactory to the Company and any applicable Related Corporation, to enable the Company or the Related Corporation to fulfill any withholding obligation for Tax-Related Items. Without limitation to the foregoing, in the Company’s sole discretion and subject to Applicable Law, such withholding obligation may be satisfied in whole or in part by (i) withholding from the Participant’s salary or any other cash payment due to the Participant from the Company or a Related Corporation; (ii) withholding from the proceeds of the sale of shares of Common Stock acquired under the Plan, either through a voluntary sale or a mandatory sale arranged by the Company; or (iii) any other method deemed acceptable by the Board. The Company shall not be required to issue any shares of Common Stock under the Plan until such obligations are satisfied.

(c)	The 423 Component is exempt from the application of Section 409A of the Code, and any ambiguities herein shall be interpreted to so be exempt from Section 409A of the Code. The Non-423 Component is intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Committee determines that an option granted under the Plan may be subject to Section 409A of the Code or that any provision in the Plan would cause an option under the Plan to be subject to Section 409A, the Committee may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Committee determines is necessary or appropriate, in each case, without the participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Committee would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a participant or any other party if the option under the Plan that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.

15.	EFFECTIVE DATE OF PLAN.

The Plan will become effective on the date of the annual meeting of stockholders of the Company held in 2022, provided that this Plan is approved by the Company’s stockholders at such meeting. No Purchase Rights will be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval must be within 12 months before or after the date the Plan is adopted (or if required under Section 13(a) above, materially amended) by the Board.

16.	MISCELLANEOUS PROVISIONS.

(a)	Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights will constitute general funds of the Company.

(b)	A Participant will not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c)	The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering will in any way alter the at will nature of a Participant’s employment or amend a Participant’s employment contract, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company or a Related Corporation or an Affiliate, or on the part of the Company, a Related Corporation or an Affiliate to continue the employment of a Participant.

(d)	The provisions of the Plan will be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.

(e)	If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision were omitted.

(f)	If any provision of the Plan does not comply with Applicable Law, such provision shall be construed in such a manner as to comply with Applicable Law.

104

AMN HEALTHCARE SERVICES, INC.
8840 CYPRESS WATERS BOULEVARD, SUITE 300
DALLAS, TX 75019

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 5, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AMN2022

You may attend the meeting vis the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 5, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D74666-P71744                       KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMN HEALTHCARE SERVICES, INC.

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors

	Nominees:		For	Against	Abstain

	1a.	Jorge A. Caballero	☐	☐	☐

	1b.	Mark G. Foletta	☐	☐	☐

	1c.	Teri G. Fontenot	☐	☐	☐

	1d.	R. Jeffrey Harris	☐	☐	☐

	1e.	Daphne E. Jones	☐	☐	☐

	1f.	Martha H. Marsh	☐	☐	☐

	1g.	Susan R. Salka	☐	☐	☐

	1h.	Sylvia Trent-Adams	☐	☐	☐

	1i.	Douglas D. Wheat	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.		For	Against	Abstain

2.	To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers.	☐	☐	☐

3.	To approve the AMN Healthcare Employee Stock Purchase Plan.	☐	☐	☐

4.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal:		For	Against	Abstain

5.	A shareholder proposal entitled: “Special Shareholder Meeting Improvement”.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report/10-K are available at www.proxyvote.com.

D74667-P71744

AMN HEALTHCARE SERVICES, INC.
Annual Meeting of Shareholders
May 6, 2022 at 10:30 AM CDT
This proxy is solicited by the Board of Directors

The undersigned, revoking all previous proxies, hereby appoints Douglas D. Wheat, R. Jeffrey Harris and Mark G. Foletta, or any of them, as attorneys and proxies with full power of substitution and resubstitution to represent the undersigned and to vote all shares of Common Stock of AMN HEALTHCARE SERVICES, INC. (the “Company”), that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held virtually (www.virtualshareholdermeeting.com/AMN2022) at 10:30 AM Central Time on May 6, 2022 or at any adjournment or postponement thereof, with all the powers which the undersigned would possess if personally present.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Continued and to be signed on reverse side